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                                                                   EXHIBIT 10.11

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                            SYNDICATED LOAN AGREEMENT

         IN A MAXIMUM AMOUNT OF 154,000,000 EUROS (PTAS. 25,623,444,000)

                                     BETWEEN

                         NAVIERA F. TAPIAS GAS III, S.A.

                                       AND

                  CAIXA DE AFORROS DE VIGO OURENSE E PONTEVEDRA
                    CAJA DE AHORROS Y PENSIONES DE BARCELONA
                   CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID
                          INSTITUTO DE CREDITO OFICIAL

                                      AGENT

                  CAIXA DE AFORROS DE VIGO OURENSE E PONTEVEDRA

                                    CO-AGENT

                    CAJA DE AHORROS Y PENSIONES DE BARCELONA

GOMEZ-ACEBO & POMBO, MADRID                                         OCTOBER 2000

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                                      INDEX

Clause One.- Definitions

Clause Two.- Granting of Loan, Purpose and Duration

Clause Three.- Distribution

Clause Four.- Drawdown of Funds

Clause Five.- Commissions

Clause Six.- Rights and Obligations of the LENDERS

Clause Seven.- Evidence and Calculations

Clause Eight.- Interest Periods

Clause Nine.- Ordinary Rate of Interest

Clause Ten.- Replacement Rate of Interest

Clause Eleven.- Communication and Acceptance of Rate of Interest Applicable

Clause Twelve.- Interest Accrual and Settlement

Clause Thirteen.- Delay Interests

Clause Fourteen.- Normal Amortisation of Loan

Clause Fifteen.- Early Amortisation of Loan

Clause Sixteen.- Payments by the BORROWER

Clause Seventeen.- Allocation of Payments and Compensation

Clause Eighteen.- Declarations and Guarantees

Clause Nineteen.- Obligations of the BORROWER and the GUARANTOR

Clause Twenty.- Treasury Management and Distribution

Clause Twenty-one.- Early Maturity

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Clause Twenty-two.- Agent

Clause Twenty-three.- Assignments

Clause Twenty-four.- Force Majeure and Variation in Circumstances

Clause Twenty-five.- Communications and Notifications between the Parties

Clause Twenty-six.- Guarantees

Clause Twenty-seven.- Expenses

Clause Twenty-eight.- European Single Currency

Clause Twenty-nine.- Fiscal Regime

Clause Thirty.- Governing Law and Jurisdiction

Clause Thirty-one.- Mercantile Policy

Schedule I.- Basic Case

Schedule II. Certificate of Handover of Funds

Schedule II.- Amortisation Chart for Tranche A

Schedule IV.- Addresses and particulars for notifications

Schedule V. Model Pledge of Shares

Schedule VI.- Model Pledge of Rights deriving from Time-Charter

Schedule VII.- Model Pledge of Refund Guarantee

Schedule VIII.- Model Pledge of Current Accounts

Schedule IX.- Model Pledge of Rights deriving from the Construction Contract

Schedule X.- Model Guarantee of NAVIERA F. TAPIAS, S.A.

Schedule XI.- Model Vessel Mortgage

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Schedule XII.- Model Pledge of Rights deriving from Insurance Contracts.

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In Madrid, on 2 October 2000.

With the mediation of Chartered Commerce Broker Mr. Jose Enrique Cachon Blanco.

                                     PARTIES

Of the one part,

Mr. Andres Luna Abella, of legal age, with National Identity Document no. 5.212.376-R and an address in Madrid, calle Chapineria 5, who acts in the name and on behalf of NAVIERA F. TAPIAS GAS III, S.A. (hereinafter the "BORROWER"), with registered offices at C/ Musgo no. 5, 28023 Madrid and BIN A-82715756, as Sole Administrator of that company, by virtue of a deed executed before Madrid Notary Mr. Francisco Echavarri Lomo on 6 July 2000, with number 1.791 of his protocol.

Of the other,

Mr. Andres Luna Abella, of legal age, with National Identity Document no. 5.212.376-R and an address in Madrid, calle Chapineria 5, who acts in the name and on behalf of NAVIERA F. TAPIAS, S.A. (hereinafter "TAPIAS" or the "GUARANTOR"), with registered offices at C/ Musgo no. 5, 28023 Madrid and BIN A-78553153, as accredited with the power granted before Madrid Notary Mr. Francisco Echavarri Lomo on 11 July 2000, with number 1.847 of his protocol.

And of the other,

Ms. M(a) Victoria Vazquez Sacristan, of legal age, with National Identity Document no. 05242959-V, acting in the name and on behalf of CAIXA DE AFORROS DE VIGO OURENSE E PONTEVEDRA ("CAIXANOVA"), with registered offices in Pontevedra, Avda. Garcia Barbon, 1 - 3 and B.I.N. G-36600369, as accredited with the power granted before Vigo Notary Mr. Jose Pineiro Prieto on 3 January 2000, with number 1 of his protocol.

Mr. Juan Plana Garcia, with National Identity Document no. 37.763.874-J and Mr. Juan-Gualberto Orduna Ponti, with National Identity Document no. 46.214.512-Z, acting in the name and on behalf of CAIXA D'ESTALVIS I PENSIONS DE BARCELONA, with registered offices at Avda. Diagonal 621-629, 08028 Barcelona, and B.I.N. G-58899998, hereinafter LA CAIXA, in the exercise of the authorities they were granted by virtue of Deeds of power authorised by Barcelona Notary Mr. Tomas Gimenez Duart on 7 October 1999 and 28 January 2000, with numbers 4.986 and 390 of his protocol, respectively.

Mr. Jose Antonio Frej Jimenez, of legal age, with National Identity Document no. 25.145.437-C, and Mr. Victor Manuel Roman Garcia, of legal age, with National Identity Document no. 11.811.154-X, acting in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID"), with registered offices at Plaza del Celenque no. 2, Madrid, and B.I.N. G-28029007, in the exercise of the authorities they were granted by virtue of Deeds of power authorised by Madrid Notary Mr. Gerardo

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Munoz de Dios on 11 January 2000 and 30 December 1996, with numbers 136 and
8.105 of his protocol, respectively.

Ms. Rosario Castro Echeverri, of legal age, with National Identity Document no. 12.366.526, acting in the name and on behalf of INSTITUTO DE CREDITO OFICIAL ("ICO"), with registered offices at Paseo del Prado 4, and B.I.N. Q-28-76002C, as accredited with the power granted before Madrid Notary Mr. Pedro Jose Bartolome Fuentes on 3 June 1999, with number 2.272 of his protocol.

(hereinafter, each of the aforementioned entities shall be denominated the "LENDER" and, jointly, the "LENDERS")

Mr. Luis Sanchez-Guerra Roig also acts in the name and on behalf of AHORRO CORPORACION FINANCIERA, S.V.B., S.A., exclusively as Manager, with registered offices in Madrid, Paseo de la Castellana 89-10th floor, and BIN A-79202628. He acts by virtue of a power of representation granted on 20 January 1995 before Madrid Notary Mr. Francisco Javier Die Lamana with number 137 of his protocol.

All of which shall hereinafter be jointly denominated the "PARTIES".

                                    RECITALS

I. Whereas the BORROWER is a Company whose business purpose consists in shipping business. Its share capital is (euro) 6,000.134, divided into 99,670 shares, fully subscribed and 50% of which is paid-up. Its shareholders, along with their holdings, are:

      NAVIERA F. TAPIAS, S.A.: 99,669 shares

      Mr. Fernando Fernandez Tapias: 1 share

II. Whereas the BORROWER has approached the LENDERS to apply for a loan in a maximum amount of 154,000,000 (one hundred and fifty-four million) euros (equivalent to Ptas. 25,623,444,000) in order to transfer funds to a structure designed to finance the construction of a liquated gas tanker with a volume of approximately 138,000 cubic metres, to be built by Astilleros de Sestao, S.R.L.

III. Whereas the BORROWER has entered into a Time-Charter Agreement with REPSOL YPF, S.A., dated 31 July 2000, with an initial duration of twenty years, renewable for two successive periods of 5 years each. The Time-Charter Agreement was one of the decisive elements for the LENDERS to grant this financing.

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IV.   Whereas, granting the application of the BORROWER, the LENDERS, as a group, and each LENDER, individually, have agreed to grant the Loan in the individualised amounts, which comprise the total, to be described hereinbelow.

V. Whereas for the purpose of this Loan operation, the said LENDERS have appointed CAIXANOVA as AGENT and LA CAIXA as CO-AGENT, and they therefore participate in this Agreement in their dual status as LENDER and AGENT and CO-AGENT, respectively, thereof.

VI. Accordingly, the LENDERS and the BORROWER, by mutual consent, have agreed to formalise this Loan which shall be governed by the following

                                     CLAUSES

ONE.- DEFINITIONS

In this Agreement, the following terms shall have the meaning given in each case:

-     "AGENT": CAIXANOVA

-     "TECHNICAL ADVISER": Lloyd's Register of Shipping

- "INSURANCE ADVISER": The entity designated by the LENDERS, entrusted with the supervision of insurance in relation to the Vessel.

-     "SHIPYARD": Astilleros de Sestao, S.R.L.

- "VESSEL": The liquated natural gas (LNG) tanker, Builders Hull no. 319, with a volume of approximately 138,000 cubic metres, the principal characteristics of which are shown in article 1 of the Construction Agreement.

- "CAPEX ELEMENT": That part of the Charter defined as such in the Time-Charter Agreement.

- "CASH FLOW": At any time and in respect of any period, an amount equal to Exploitation Income collected minus Exploitation Expenses paid, minus taxes paid plus/minus variation in working capital and before financial results.

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-     "BASIC CASE": The financial model attached hereto as Schedule I. That
      Basic Case may be amended at the time the IRS Agreements are concluded, in which event the Basic Case shall be attached hereto as a new Schedule I and all references made to the Basic Case shall be understood as made to the new Basic Case attached.

-     "CO-AGENT": LA CAIXA

- "CONSTRUCTION AGREEMENT": The agreement entered into between the Shipyard and the BORROWER on 31 July 2000, as well as agreements that complement or amend that agreement.

- "IRS AGREEMENTS": The agreement or agreements to be entered into between the BORROWER and the Managers or any of these before 31 October 2000, whereby

      (i) during the Drawdown Period, the BORROWER shall furnish its counterpart in those agreements the fixed amount corresponding to interests accrued and capitalised at the fixed rate at the time of conclusion of those agreements during the entire Drawdown Period based on the structure of drawdowns and, in exchange, shall receive the amount of interests accrued and capitalised during the same period based on one-month EURIBOR plus 0.70%, to be settled on the basis of differences at the end of the Drawdown Period;

      (ii) during the Amortisation Period, the BORROWER shall furnish its counterpart in those agreements the fixed monthly amount corresponding to interests accrued at the fixed rate at the time of conclusion of those agreements during the entire Amortisation Period based on the structure of amortisations and, in exchange, shall receive the amount of interests accrued based on one-month EURIBOR plus 1.10% (for Tranche A) and based on one-month EURIBOR plus 1.30% (for Tranche B), to be settled in both cases on the basis of differences on each of the Interest Settlement Dates.

- "MANAGEMENT AGREEMENT": The agreement for supervision of the Construction process entered into between the BORROWER and NAVIERA F. TAPIAS, S.A., which shall be signed within the fifteen (15) days following execution of this Agreement.

- "TIME-CHARTER AGREEMENT": The time-charter Vessel exploitation agreement entered into on 31 July 2000 between the BORROWER and Repsol YPF, S.A. (in whose position Gas Natural SDG, S.A. has been subrogated) and the obligations corresponding to the BORROWER thereunder are guaranteed by NAVIERA F. TAPIAS, S.A.

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-     "INCOME ACCOUNT": The account referred to in Clause TWENTY into which loan drawdowns will be deposited, as well as all amounts deriving from the Time-Charter Agreement and other income that is not intended for another specific account.

- "MAINTENANCE AND REPAIRS ACCOUNT": The account referred to in Clause TWENTY into which the amount agreed annually for this purpose between the BORROWER and the LENDERS (advised by the Technical Adviser) shall be deposited.

- "RESERVE ACCOUNT": The account referred to in Clause TWENTY into which the minimum amounts established in the Basic Case shall be deposited.

- "INSURANCE ACCOUNT": The account referred to in Clause TWENTY into which the amount agreed annually for this purpose between the BORROWER and the LENDERS (advised by the Technical Adviser) shall be deposited.

- "DRY DOCK ACCOUNT": The account referred to in Clause TWENTY into which the amount agreed annually for this purpose between the BORROWER and the LENDERS (advised by the Technical Adviser) shall be deposited.

- "SHORT AND LONG TERM FINANCIAL DEBT": The quantitative sum of the various items that can be integrated in the total of heading (D) Long Term Creditors and heading (E) Short Term Creditors in groups I, II, III of the standard model Balance Sheet regulated in the General Accounting Chart approved by RD 1643/1990, of 20 December, or its sectorial adaptation, as the case may be.

- "LIVE DEBT": All amounts outstanding for any item by the BORROWER on a determined date, in accordance with the provisions of this Agreement.

- "CALENDAR DAY": All days in the Gregorian calendar. In the event of periods shown in days, these shall be understood to be calendar days at all times.

- "BUSINESS DAYS": For the purpose of calculation of interests, a business day according to the TARGET calendar and, for all other purposes, any business day for banking purposes in Madrid and, for the purpose of this Agreement, it is expressly understood that Saturday is not a business day.

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-     "REPSOL ADDITIONAL UNDERTAKINGS DOCUMENT": The document dated 31 July
      2000, whereby REPSOL YPF, S.A./GAS NATURAL SDG, S.A. assume determined additional undertakings in relation to the Time-Charter Agreement vis-a-vis the LENDERS.

- "FINANCIAL DOCUMENTS": This agreement and any other agreement or document granted to secure the obligations of the BORROWER pursuant to this loan, as well as the IRS Agreements.

- "NET DEBT": The quantitative difference on a determined date in respect of 31/07/2000 of amounts outstanding by virtue of the following items: loan, credit, discount agreements, overdrafts in current accounts, securities issues, financial leasing agreements with or without a purchase option, liability for the purchase of assets with a deferred price, as well as subordinate and participative loans or credits.

- "MANAGERS": CAIXANOVA, LA CAIXA, AHORRO CORPORACION FINANCIERO, S.V.B., S.A., CAJA MADRID and ICO.

- "AMORTISATION DATE": Each of the dates on which the BORROWER is obliged to amortise the Loan in accordance with Clause FOURTEEN.

- "RATIO CALCULATION DATE": 15 February and 15 August of each year while the Financial Documents are in force, the first of which shall be 15 February 2004.

- "INTEREST SETTLEMENT DATES": A day on which interest accrued shall be accountable, in accordance with Clause TWELVE.

- "EARLY AMORTISATION DATE": That indicated as such in accordance with the provisions of Clause TWENTY-ONE.

-     "FINAL MATURITY DATE": The date indicated in Clause Two.

- "CHARTER": The amounts accrued pursuant to the Time-Charter Agreement, consisting in the sum of the Capex Element and the Opex Element.

- "EQUITY": The quantitative sum of the various items that can be included under Heading (A) of the Liabilities side of the standard Balance Sheet regulated by the General Accounting Chart approved by RD 1643/1990, of 20 December, or its adaptation to the naval sector, as the case may be.

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-     "EXPLOITATION EXPENSES": Expenses in relation to personnel, maintenance, management, administration, insurance and dry dock fees.

- "TOTAL AMOUNT": The amount shown in point one of Clause TWO of this Agreement.

- "INCOME FROM EXPLOITATION": That obtained from the Time-Charter Agreement and from payments received from insurance companies.

- "MONTH": The period between a determined day and the day with the same numeral of the following month, unless that month has no day with that numeral, in which case it shall end on the last day of that month.

- "OPEX ELEMENT": That part of the Charter defined as such in the Time-Charter Agreement.

- "PARTICIPATION": In relation to each of the LENDERS, the amount with which each of these participates in this Agreement.

- "INTEREST PERIODS": The time periods into which the life of the Loan is divided for the purpose of accrual and settlement of interests.

- "AMORTISATION PERIOD": The period of time between the end of the Drawdown period and the Final Maturity Date.

- "DRAWDOWN PERIOD": the period of time between signature of this Agreement and (i) 15 August 2003, or (ii) the end of the Construction, should this occur first.

- "CONSTRUCTION PERIOD": The period of time between the date of effect of the Construction Agreement and delivery of the Vessel.

- "PRINCIPAL": The amount given to the BORROWER, by drawdown of the Loan, minus, as the case may be, amounts amortised, in anticipation or otherwise, in accordance with the provisions of this Agreement.

- "FORTNIGHT": The time between a day of a determined week and the following day with the same denomination in the second consecutive week in the calendar, both inclusive.

- "ANNUAL DEBT SERVICE COVERAGE RATIO": The ratio between (i) Cash Flow before financial expenses accrued during the last 12-month period and (ii) the Annual Debt Service in the same period.

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-     "DEBT RATIO": The ratio between the Short and Long Term Financial Debt and
      Equity.

- "REFUND GUARANTEE": The guarantees granted by one or several entities acceptable to the LENDERS in an amount equivalent to each of the drawdowns of this Loan to secure repayment of the amounts given to the Shipyard in those events in which that refund is to be made, in accordance with the Construction Agreement. Those guarantees may be granted either in the form of bonds or in the form of frozen and pledged deposits.

- "WEEK": The time between a day of a determined week and the following day with the same denomination in the first consecutive week in the calendar, both inclusive.

- "ANNUAL DEBT SERVICE": At all times, the annual amortisation quota established in Clause FOURTEEN, plus annual interests calculated on the live capital of this Agreement.

- "TRANCHE A": The tranche in a maximum amount of 123,000,000 (one hundred and twenty-three million) euros into which the Loan shall be divided at the end of the Drawdown Period.

- "TRANCHE B": The tranche in a maximum amount of 31,000,000 (thirty-one million) euros into which the Loan shall be divided at the end of the Drawdown Period.

TWO.- GRANTING OF THE LOAN, PURPOSE AND DURATION

By virtue of this Agreement, the LENDERS grant, and the BORROWER accepts, a Commercial Loan (hereafter "the Loan") which the latter shall undertake to dispose of in its entirety, to repay the amount provided and to pay interests, commissions and expenses in accordance with the terms of this Agreement.

1.- The Total Amount of this Loan is 154,000,000 (one hundred and fifty-four million) euros, which shall be divided into two tranches at the end of the Drawdown Period.

      The amount of Tranche A is up to 123,000,000 (one hundred and twenty-three million) euros. The amount of Tranche B is up to 31,000,000 (thirty-one million) euros.

      Those amounts include interests accrued and capitalised during the Drawdown Period and, accordingly, the maximum amount of Drawdowns during that period shall not exceed 138,800,000 (one hundred and thirty-eight million eight hundred thousand) euros.

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2.-   The Total Amount of the Loan shall be applied to finance the construction of the Vessel, shipowner's expenses, interests capitalised during construction, opening commission and other expenses.

      No LENDER, and not even the AGENT, shall assume the obligation to control that the BORROWER applies the Loan to the purpose agreed; nevertheless, the Agent shall be entitled to request all information that may be reasonably deemed advisable.

      Alteration of the application of the Loan shall represent default on an essential condition of the Agreement and may represent a cause for maturity of the Loan, at the discretion of the LENDERS.

3.- The Loan shall have a duration until 31 August 2023. Accordingly, 31 August 2023 shall be the final maturity date of this Agreement (hereinafter "Final Maturity Date"), on which the BORROWER shall pay the LENDERS all amounts outstanding at that time in respect of Principal, commissions, interests or any other item, by virtue of this Agreement, unless Early Amortisation is made in accordance with the provisions of Clause FIFTEEN and without prejudice to the amortisation calendar established in Clause FOURTEEN.

THREE.- DISTRIBUTION

The Total Amount of the Loan shall be distributed among the LENDERS as follows:

                 TOTAL PARTICIPATION        TOTAL              TOTAL         PARTICIPATION    PARTICIPATION
                    IN DRAWDOWNS        PARTICIPATION          AMOUNT           TRANCHE A       TRANCHE B
LENDERS                (EUROS)               (%)                             (%)              (%)
Caixa Nova            55,520,000             40%             61,600,000         44.4800%           22.222%
La Caixa              27,760,000             20%             30,800,000         22.2400%          11.1110%
Caja Madrid           27,760,000             20%             30.800,000         22.2400%          11.1110%
ICO                   27,760,000             20%             30,800,000         11.0400%          55.5560%
TOTAL                138,800,000            100%            154,000,000             100%              100%

During the Drawdown Period, each Drawdown shall be made pro rata to the Total Participation of the Lenders in this Loan.

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FOUR.- DRAWDOWN OF FUNDS

1.-   (A) Conditions necessary for the first drawdown.

      It shall be a necessary condition for the BORROWER to make the first Drawdown of the Loan that the following documents are in the possession of the AGENT and to its satisfaction:

      (i) Certificate of the resolution adopted by the Board of Directors or competent body of the BORROWER and of the GUARANTOR, authorising signature of this Agreement and granting power to one or several representatives thereof for signature and drawdown.

      (ii) Copies of the deed of incorporation and articles of association in force of the BORROWER and of the GUARANTOR, duly registered in the Companies Register.

      (iii) Duly signed copies of (i) the Vessel Construction Agreement, (ii) the Time-Charter Agreement, and (iii) the Repsol Additional Undertakings Document, all in conditions acceptable to the AGENT.

      (iv) Refund Guarantee duly assigned to the LENDERS and in terms acceptable thereto, in an amount equivalent to the first drawdown and which shall similarly guarantee the pertinent interests.

      (v) Valid constitution of the guarantees established to secure this Agreement and, in particular, those referred to in clause TWENTY-SIX.

      (B)   Conditions necessary for the second and successive drawdowns.

      It shall be a necessary condition for the BORROWER to make the second and successive Drawdowns of the Loan that the following documents are in the possession of the AGENT and to its satisfaction:

      (i) Refund Guarantee or other satisfactory guarantee in an amount equivalent to each respective drawdown and which shall similarly guarantee the pertinent interests, and

      (ii) Execution of the Management Agreement in conditions acceptable to the AGENT.

      Similarly, the following shall be necessary common conditions for the first and successive drawdowns of the Loan by the BORROWER:

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            -     That the Declarations and Guarantees granted by the BORROWER in this agreement are fully in force.

            - That no cause for Early Maturity or circumstance that could lead thereto arises when Drawdown is made.

2.- The BORROWER shall dispose of the Total Amount of the Loan by successive drawdowns, in accordance with the following calendar:

  DATE            AMOUNT (EUROS)
 2/10/00           21,879,000
15/04/01           21,879,000
15/08/01           21,879,000
15/08/02           21,879,000
15/08/03           51,284,000

      In the event that the date on which the last drawdown is to be made does not coincide with the Date of Delivery of the Vessel, the BORROWER shall be obliged, in all events, to dispose of the amount corresponding to that drawdown although the amount of 5,950,000 euros shall be frozen as a minimum unavailable balance in the Income Account and that amount shall only be disposed of on the date on which the Vessel is actually delivered.

      Failure by the BORROWER to draw down the Total Amount of the Loan pursuant to the above calendar and in the amounts indicated shall determine the obligation to pay costs associated, as the case may be, with amendment or termination of the IRS Agreements and other financial costs in which the LENDERS may incur in relation thereto, without prejudice to payment of the Availability Commission mentioned in Clause FIVE.

      The application for drawdown shall be made by telex or telefax and a subsequent letter of confirmation signed by the person or persons granted sufficient authority from the BORROWER and shall be received by the AGENT no later than 10.00 (ten) a.m. on the third Business Day prior to the drawdown date, indicating the exact amount of the drawdown to be made and the exact date on which it is intended to be made ("Drawdown Date").

      Once the AGENT has received the application for drawdown pursuant to the above requirements and conditions, it shall be binding upon both parties, and the BORROWER shall be obliged to dispose of the amount applied for on the date, in the amount and other conditions described.

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      The Agent shall notify the application for drawdown to the other LENDERS by telex or telefax no later that Two (2) p.m. on the third Business Day prior to the Drawdown Date, indicating the amount to be contributed by each LENDER in accordance with its respective Participation in the Loan. Each LENDER shall place at the disposal of the AGENT, before Ten (10) a.m. on the Drawdown Date, by deposit into the account designated by the AGENT at all times, of the amount that corresponds in accordance with its percentage of participation in the Loan, with value date on the same day, and each LENDER shall, simultaneously, advise the AGENT by telex or telefax.

      The BORROWER shall receive the funds applied for following payment into the Income Account, and these funds shall be applied in accordance with the provisions of Clause TWO.

      Notwithstanding the above, the first Drawdown Date shall be 2 October 2000 and, accordingly, it shall be understood that the abovementioned formalities have been carried out for the purpose of the first drawdown, and the amount corresponding to that drawdown shall be deposited with that date.

3.- At the end of the Loan drawdown, instalments shall be shown in a schedule to this Agreement, using the model given in Schedule II granted between the BORROWER and the AGENT, acting on behalf of each of the LENDERS, of which a copy shall be sent to the BORROWER and to each of the LENDERS. That schedule shall be incorporated in this Agreement as an integral part hereof. It shall be signed when the last drawdown has been made, and the BORROWER shall undertake to appear before the notary public indicated by the Agent for such purpose.

4.- All amounts drawn down during the Drawdown Period plus interests capitalised shall be consolidated and divided at that time into Tranches A and B of the Loan, provided the sum of both amounts does not exceed the limits established for each Tranche; otherwise, the BORROWER shall be obliged to repay the excess in anticipation.

FIVE.- COMMISSIONS

1.-   Opening Commission (Tranche A)

      An opening commission shall accrue, payable on the date of signature of this Agreement, in an amount of 1,440,000 euros, to be distributed among the LENDERS in the manner agreed therebetween.

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        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [17/186]

2.-   Opening Commission (Tranche B)

      An opening commission shall accrue, payable on the date of signature of this Agreement, in an amount of 360,000 euros, to be distributed among the LENDERS in the manner agreed therebetween.

3.-   Availability Commission

      An availability commission of 0.35% per annum to be settled monthly and payable to the Agent for distribution among the LENDERS, in the manner agreed therebetween, shall accrue on the average non-drawn down balance during the immediately preceding quarter. That commission shall only be applied if the drawdown calendar established in Clause FOUR above is not observed.

4.-   Agency Commission

      An annual agency commission shall accrue in the amount and other conditions agreed in a separate letter with the Agent.

SIX.- RIGHTS AND OBLIGATIONS OF THE LENDERS

1.- The rights and obligations corresponding to each LENDER by virtue of this Agreement shall be joint. Rights may be exercised by each holder with full autonomy and independence of the rights to be exercised by another LENDER, unless otherwise expressly arranged in this Agreement.

2.- Any of the LENDERS, in accordance with the terms of this Agreement, shall be entitled to perform extrajudicial acts addressed at the conservation and defence of its own rights and those of the other LENDERS. Each LENDER shall be entitled to exercise its own rights judicially in the terms of Clause TWENTY-ONE.

3.- In the event that any LENDER should fail to perform its obligations in the terms of this Agreement, this circumstance shall not affect the other LENDERS which shall only be obliged individually, without prejudice to actions to which the BORROWER is entitled against the infringing entity.

4.- In those contractual events in which it may become necessary, it shall be understood that a MAJORITY of LENDERS is formed by the group of those whose undertakings or, at the end of the Drawdown Period, disbursed capitals pending repayment, represent more than fifty percent (50%) of the Loan Principal at any time.

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        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
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SEVEN.- EVIDENCE AND CALCULATIONS

1.- For the purpose of this agreement, the AGENT shall open and keep a special account in the name of the BORROWER in its books. In that account, the AGENT shall debit the amount of successive Loan drawdowns, as well as interests, commissions, expenses, delay interests, additional costs and all other amounts accrued, in accordance with this Agreement, and which are payable by the BORROWER. Similarly, all amounts received by the AGENT from the BORROWER shall deposited therein for distribution among the LENDERS, so that the balance of this account represents the Live Debt at all times.

2.- In addition to the unified account described in the preceding point, each of the LENDERS shall open and keep a special Loan account in the name of the BORROWER in its books, in which it shall debit the amounts deposited therein through the AGENT, plus interests, commissions, expenses and delay interests, additional costs and any other amounts payable by the BORROWER to that LENDER in respect of any of the items shown in this Agreement, and into which it shall pay all amounts received by the LENDER from the BORROWER through the AGENT.

3.- In the event of assignment pursuant to the provisions of Clause TWENTY-THREE, the Assignor shall totally or partially cancel those accounts, and the assignee shall pay the pertinent amounts.

4.- It is expressly agreed that, for the purpose of accountability in judicial proceedings that may be brought in events of normal or early maturity of this Agreement, in accordance with its terms, the balance shown when the AGENT or the corresponding LENDER closes the accounts mentioned in the preceding points shall be considered a liquid and accountable balance, barring error to the contrary.

      To accredit the liquid amount of the balance accountable, it shall suffice for the AGENT or the LENDER to attach a certificate authorised by a Notary Public to this document, accrediting the balance or debt claimed, that this balance coincides with that shown in the aforementioned accounts opened for the BORROWER by the AGENT or by the LENDER in question, and that settlement was made in the manner agreed by the parties in this Clause, in accordance with the provisions of article 1.435 of the Civil Procedure Act.

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        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [19/186]

      Accordingly, to exercise executive action against the BORROWER, including events of termination of this Agreement or loss of the grace period by the BORROWER, it shall suffice to present:

      (i)   any one of the signed and mediated copies of this Agreement;

      (ii) the certificate accrediting that the Agreement coincides with what is shown in the Notary's Protocol; and

      (iii) the irrefutable or mediated document that incorporates the balance certificate issued by the LENDERS and which fulfils the remaining legal requirements.

EIGHT.- INTEREST PERIODS

1.- The life of the Loan shall be divided into Interest Periods, which shall have a duration of one (1) month, during the Drawdown Period and during the Amortisation Period. Interest Periods shall coincide with calendar months, so that the first Interest Period shall run from the first Drawdown Date until the last day of the calendar month in which that drawdown was made. Similarly, an Interest Period may have a shorter duration that one month if commencement of the Amortisation Period does not coincide with a calendar month.

      Maturity of each Interest Period shall in no event be subsequent to the Final Maturity Date of the Loan or successive Amortisation Dates.

2.- Each Interest Period shall commence on the date of termination of the immediately preceding Interest Period. To calculate the various Interest Periods, it shall be understood that the first day thereof is included in that Interest period and the last day is excluded.

3.- In the event that, in accordance with the procedure established in Clause NINE, point two, and Clause TEN, it is not possible to apply the aforementioned Interest Period, due to the absence of quotation, the Interest Period shall be reduced depending on whether a quotation exists.

NINE.- ORDINARY RATE OF INTEREST

1.- The Ordinary Rate of Interest applicable to the Loan shall be calculated by the AGENT, by adding the Margin applicable to EURIBOR, as described hereinbelow.

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        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
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      If the sum of EURIBOR and the Margin is not a multiple of 1/16%, it shall be rounded up to the nearest multiple of 1/16%.

2.- EURIBOR (Euro Interbank Offered Rate) shall be the rate calculated and distributed by the BRIDGE financial information system ordered by the FBI (Federation Bancaire de l'Union Europeenne), currently published on the Reuter EURIBOR 01 screen at approximately 11 (eleven) a.m. on the second Business Day according to the TARGET (Trans-European Automated Real-Time Gross Settlement Express Transfer System) prior to the date of commencement of the pertinent Interest Period, for deposits in euros for a term equal to the Interest Period in question, increased by any tax, rate, levy or surcharge applied or that may be applied in the future to this type of operations, plus normal mediation costs which, as the case may be, may be applicable and taxes thereon.

3.-   The Margin shall be:

      (i)   during the Drawdown Period, 0.70% per annum on EURIBOR;

      (ii) during the Amortisation Period, 1.10% per annum on EURIBOR for Tranche A and 1.30% per annum on EURIBOR for Tranche B.

4.- Calculation of the total amount of interests accrued in each period shall be made in accordance with the following formula:

      Interests = Capital pending repayment plus interests capitalised and accrued at the beginning of each period, multiplied by one percent of nominal ordinary interest and by the number of calendar days in the period and all divided by THREE HUNDRED AND SIXTY (360) DAYS.

5.- The corresponding Equivalent Annual Rate (E.A.R.) shall be calculated in accordance with the mathematical formula contained in appendix number 5 to Circular 8/1990, issued by the Bank of Spain, published in Official State Gazette no. 226, of 20 September 1990, amended by circular 13/1993, issued by the Bank of Spain, published in Official State Gazette no. 313, and shall be communicated by the AGENT to the BORROWER, by telex or telefax, along with the nominal interest rate that results for the interest period in question.

6.- In the event of Interest Periods with a duration other than those established in Clause EIGHT 1 for which no quotation has been published by BRIDGE, the rate corresponding to the closest duration for which a quotation is offered by BRIDGE shall be applied, to which all items shown in Clause NINE 2 and the Margin shall be added.

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                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [21/186]

7.- The interest rate applicable to the first Interest Period shall be 5.5625%.

TEN.- REPLACEMENT RATE OF INTEREST

1.-   PRINCIPAL REPLACEMENT RATE OF INTEREST

      Whenever it is impossible to determine the rate of interest in accordance with the provisions of Clause NINE 2 above, the replacement rate of interest to be applied shall be the result of the sum of EURIBOR, as defined in Clause NINE for interest periods with a shorter duration, plus the margin established in Clause NINE 3, rounded up, if necessary, to the nearest multiple of 1/16%.

2.-   SUBORDINATE REPLACEMENT RATE OF INTEREST

      In the event that it is not possible either to determine, due to market circumstances, the rate of interest applicable in accordance with the provisions of the preceding point, a subordinate replacement rate of interest shall be applied during that period, determined in the manner established in the following paragraphs, which shall be communicated by the AGENT to the BORROWER on the same day as the corresponding rate of interest is established, which shall be determined by adding the following components:

            - the arithmetical mean of interbank rates of interest offered to the Reference Banks in the Euro Zone Interbank Market, at approximately 11:00 a.m. on the business day immediately prior to that of commencement of the interest period, for deposits of an equal amount or considerably equal to the amount of loan pending amortisation, and for a term equal to the interest period in question, increased by:

            - Taxes, rates, contributions, State or other surcharges, levied on interests on deposits obtained in the interbank market.

            -     The Margin, in accordance with point 3 of Clause NINE above.

      The result of adding the aforementioned components shall be rounded up, if necessary, to the nearest multiple of 1/16%.

      For the purpose of this Clause, the Reference Banks are:

      Banco Santander Central Hispano, S.A.
      Banco Bilbao Vizcaya Argentaria
      Deutsche Bank

      The mechanism for determining the replacement rate of interest shall be:

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        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [22/186]

      The Reference Banks shall advise the AGENT, during the morning of the business day prior to the date of commencement of the pertinent interest period, the interbank rates of interest applicable with which the AGENT must calculate, on the same day, the arithmetical mean to be used as a basis to determine the EURIBOR Replacement Rate of Interest applicable to the interest period in question and to the amount in question, which it shall communicate to the BORROWER and to the LENDERS in accordance with the provisions of this point.

      In the event that any Reference Bank should fail to indicate that rate of interest or in the event that the Reference Banks have not been offered term deposits equivalent to the interest period in question in the Euro Zone Interbank Market, the arithmetical mean shall be ascertained from among those quoted, provided that at least two of the Reference Banks are involved.

      Any of the Reference Banks shall cease to be so when they fail to make the communications required, in accordance with the provisions of the preceding point of this Clause, in relation to two or more interest periods.

      In the event that any of the Reference Banks were to merge, be absorbed by or absorb another credit institution, it shall be substituted for the purposes established in the Clauses of this Agreement by the new institution that results. If, on the contrary, spin-off of any of the Reference Banks should take place, the BORROWER shall be entitled to opt for one of the spun-off institutions.

      Substitution of those Reference Banks shall be formalised by a new appointment agreed, at the proposal of the AGENT, by the Majority of LENDERS, with the consent of the BORROWER.

      Having established the replacement rate of interest, either principal or subordinate, the BORROWER and all LENDERS shall be advised before 9:00 a.m. on the day of commencement of the interest period.

3.-   REINSTATEMENT OF THE ORDINARY RATE OF INTEREST

      The Replacement Rate of Interest, both Principal and Subordinate, shall be applied while the circumstances on which it is based remain in force and the Ordinary Rate of Interests shall again be applied as soon as the Euro Zone Interbank Market permits, and shall be immediately notified by the AGENT to the BORROWER.

      In the event of application of Replacement rates of Interest, as many settlements as there are different replacement rates used shall be made, each for the number of days of application of the respective rate, and shall be paid by the BORROWER every fortnight, capitalised if the Interest Period of the Replacement Rate of Interest had a duration of less than fifteen (15) days or at the end of the shorter period that may result in the event of reinstatement of application of rates of interest rates based on Ordinary EURIBOR.

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        'WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [23/186]

ELEVEN.- COMMUNICATION AND ACCEPTANCE OF THE RATE OF INTEREST APPLICABLE

1.- The AGENT shall calculate the rate of interest applicable to the Interest Period in question, in accordance with the provisions of the preceding Clauses, which it shall communicate by telex or telefax to the BORROWER and to the other LENDERS on the Business Day immediately prior to the date of commencement of the corresponding Interest Period and before Two (2:00) p.m.

2.- The BORROWER shall, in turn, inexcusably, before 9:30 a.m. on the day of commencement of the Interest Period in question, confirm its acceptance of the rate of interest proposed to the AGENT by telex or telefax. The BORROWER shall not refuse to accept the rate of interest communicated by the AGENT, barring manifest error that has not been corrected when determining the rate of interest. For all purposes, it is expressly agreed that if, for any reason, the BORROWER does not advise its decision to the AGENT, within the time agreed, it shall be understood at all times that the rate of interest is accepted.

3.- In the event of an error detected in calculation of the Rate of Interest applicable, while the Interest Period is in course, it shall be immediately remedied by the AGENT, and that remedy shall be effective as from the date of commencement of application of the erroneous rate.

4.- For the purpose of the Rate of Interest applicable to the First Interest Period and inasmuch as this is determined in this Agreement, the Parties have completed the formality to which this Clause refers.

TWELVE.- INTEREST ACCRUAL AND SETTLEMENT

1.- Each Drawdown shall accrue daily interest at the Rate of Interest established in this Agreement, in favour of the LENDERS.

2.- Those interests shall be settled and shall be accountable, without the need for any requirement, at maturity of each Interest period and shall be paid before 10:30 a.m. on the last day of each Interest Period. Exceptionally, interests accrued during the Drawdown period shall be capitalised together with the principal drawn down for the purpose of accrual of new interests, and shall be settled in their total amount capitalised on the last date of the Drawdown period. The amount of those interests capitalised and settled shall be added to the figure of principal drawn down for the purpose of division of the Loan into Tranche A and Tranche B, which shall be made on that same Date.

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                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [24/186]

3.- When calculating the interests to be settled on each Interest Settlement Date, a Three Hundred and Sixty (360) day year (base A/360) shall be used, and those interests shall be calculated on the exact number of Calendar Days that have elapsed in each case and on the amounts drawn down.

THIRTEEN.- DELAY INTERESTS

1.- Without prejudice to the right of termination established in Clause TWENTY-ONE, if any of the payments to be made by the BORROWER in respect of any item is not made on the date established in this Agreement, the amounts pending payment shall be deemed capitalised at simple interest and, as from the date following their maturity, shall accrue a Delay Interest in favour of the LENDERS, without the need for any requirement, which shall accrue daily and shall be settled on the payment date by the BORROWER or, as the case may be, monthly, based on a Three Hundred and Sixty (360) day year, and which shall be determined by adding Two (2) points to the Ordinary Rate of Interest.

      Delay interests shall be paid voluntarily by the BORROWER at any time or, as the case may be, coinciding with the settlement date.

2.- In accordance with the provisions of article 317 of the Commercial Code, Delay Interests matured and unpaid shall be capitalised monthly and as an increase in capital due shall, in turn, accrue new interest at the Rate of Delay Interest applicable in accordance with the provisions of the preceding point.

3.- Settlements of Delay Interests shall be notified by the AGENT to the BORROWER.

FOURTEEN.- NORMAL AMORTISATION OF THE LOAN

1.-   Amortisation of Tranche A

      Tranche A shall be amortised in [240] monthly and consecutive amortisation instalments, the first of which shall coincide with the first month following the end of the Drawdown Period, and the last with the Final Maturity Date, in accordance with the calendar attached to this Agreement as Schedule III. Nevertheless, that calendar may be modified on the day the IRS Agreements are concluded and, in such event, the content of
      Schedule III shall be replaced by the new calendar.

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                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [25/186]

2.-   Amortisation of Tranche B

      Tranche B shall be amortised in one single payment coinciding with the Final Maturity Date.

3.- Amortisation Dates shall coincide with an Interest Settlement Date and the Interest Period in question shall be adjusted accordingly.

4.- From the amounts amortised, the Agent shall pay the LENDERS the proportional amount corresponding to their respective participation, by deposit into the account communicated to the Agent by each LENDER for such purpose, and on the same date as the amortisation in question is made. Should the Agent receive a repayment lower than that due, it may distribute the amount actually received to the LENDERS in proportion to their participations, without prejudice to the action to which each of the LENDERS is entitled to recover the difference.

FIFTEEN.- EARLY AMORTISATION

A) VOLUNTARY EARLY AMORTISATION

1.- The BORROWER may totally or partially amortise the Loan Principal in anticipation, provided:

      a) it is made in minimum amounts of 500,000 euros and for higher amounts, in multiples of 100,000 euros, unless the BORROWER wishes to amortise the entire Live Debt in anticipation;

      b) it is made with a minimum notice period of Twenty (20) Business Days if amortisation is intended during the Drawdown Period or Thirty
            (30) calendar days if amortisation is intended during the Amortisation Period, in respect of the date on which early amortisation is to become effective, and this date coincides with the end of an Interest Period;

      c) the BORROWER indemnifies any party concerned for damage or loss caused as a result of such early amortisation, including early amortisation or cancellation of coverage operations or any operations in relation to this Loan.

      Voluntary early amortisation shall not accrue any commission unless the funds used for that purpose originate from financing granted by other financial institutions, in which case it shall accrue an early cancellation commission of 1% of the amount amortised.

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                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [26/186]

      The amounts to which Early Amortisation refers shall not be drawn down subsequently.

2.- Amounts so amortised shall be applied proportionately to both Tranche A and Tranche B and, within Tranche A, in inverse chronological order of amortisation quotas established.

      Notwithstanding the provisions of the preceding point, if the BORROWER is obliged to make payments due and accountable by virtue of the Financial Documents, the AGENT shall apply the amounts received in accordance with Clause SEVENTEEN and, as the case may be, shall apply the excess to Voluntary Early Amortisation established in this clause.

3.- Once the AGENT has received any application for Voluntary Early Amortisation, it shall notify the other LENDERS by telex or telefax, no later than the Business Day following receipt of the application.

      Notification shall be irrevocable and failure, as the case may be, to effect the amortisation in question, both on the date established and with regard to its amount, shall be deemed a default on the Agreement for the purposes established in Clause TWENTY-ONE.

B) COMPULSORY EARLY AMORTISATION

      The BORROWER shall undertake to amortise the Loan in anticipation in the event of a total loss of the Vessel, as defined in the pertinent insurance policies. Compulsory early amortisation shall be made no later than 120 calendar days following occurrence of the total loss and the amount of Live Debt under both Tranches shall be repaid as well as the pertinent amount of indemnity in accordance with point A)1.c) above.

SIXTEEN.- PAYMENTS BY THE BORROWER

1.- The BORROWER shall make all payments undertaken by virtue of the provisions of this Agreement in respect of Principal, interests, commissions, expenses and any other item on the date of amortisation of Principal, on the respective interest payment dates or on the dates established for the payment of commissions or on which these take place, plus other transferable expenses, and at all times before Ten Thirty (10:30) a.m. on those dates and into the Income Account held with the agent, for which purpose the AGENT is irrevocably authorised to make the pertinent debits.

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                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [27/186]

2.- The BORROWER shall make all payments as provided above as a matter of law and without the need for any special requirement by the LENDERS.

3.- All payments shall be made by the BORROWER net and free of any tax, deduction or withholding from or on account of any type of tax that may be levied, at the present time and/or in the future, on those payments.

      In the event that the legal obligation is established to make deductions or withholdings from or on account of any type of tax, the amount due shall be increased so that, having made that deduction or withholding, the amount received by the LENDER has exactly the same financial value as that it would have received had the tax, withholding or deduction not been made.

      Having made those deductions or withholdings, the BORROWER shall furnish the LENDER, as the case may be, the pertinent document accrediting that this deduction or withholding has been made, as soon as possible.

      In the event that, having made the deduction or withholding in accordance with the terms established above, the LENDERS should subsequently obtain a tax benefit deriving from that deduction or withholding, they shall pay the BORROWER the amounts of those tax benefits obtained from the deduction or withholding made.

4.- Receipt by the AGENT of payment of the Loan Principal, albeit with no express reservation of the right to interests agreed, shall not extinguish the obligation of the BORROWER in respect thereof.

5.- The payment of fees to advisers and professional mediating in the operation shall be excluded form this clause, which shall be paid in accordance with the terms of the pertinent invoices and including the withholding applicable.

SEVENTEEN.- ALLOCATION OF PAYMENTS AND COMPENSATION

All payments made by the BORROWER to the AGENT, in accordance with this Agreement, for distribution among the LENDERS, shall be applied to the following items and in the order given below:

1.-   Delay interests.

2.-   Expenses and Taxes due.

3.-   Procedural costs and expenses.

4.-   Commissions due.

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        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [28/186]

5.-   Interests accrued and matured.

6.-   Principal.

The same allocation shall be made in the event that payment, notwithstanding what is established in this Agreement and due to extraordinary circumstances, is made by the BORROWER to any of the LENDERS, without prejudice to pro rata distribution to be made in accordance with the provisions of Clause TWENTY-TWO.

The BORROWER irrevocably grants power and authority to the AGENT to apply balances existing in its favour in any current or savings accounts, term or other deposits, which the BORROWER holds with the AGENT, at the present time or in the future, to the payment of amounts due by virtue of this Agreement, including the realisation of any type of securities deposited by the BORROWER with the AGENT for the purpose of applying the product obtained to the same end.

EIGHTEEN.- DECLARATIONS AND GUARANTEES

1.- The LENDERS grant this Loan in consideration of the following declarations and guarantees which the BORROWER and the GUARANTOR solemnly make and which shall be understood to be implicitly repeated at maturity of each Interest Period:

      i) The BORROWER and the GUARANTOR are validly incorporated companies existing in accordance with the laws of Spain and perform the activities and businesses inherent to their business purpose.

      ii) The BORROWER has a share capital of 6,000,134 euros, divided into 99,670 shares with a par value of 60.20 euros each, fully subscribed and 50% of which is paid-up, and those shares are owned by NAVIERA
            F. TAPIAS, S.A. (99,669 shares) and by Mr. Fernando Fernandez Tapias (1 share), free of any charge encumbrance or third party right, with the exception of the pledge constituted to secure this Loan.

      iii) The BORROWER and the GUARANTOR have full capacity to execute and perform this Agreement and have irrevocably adopted all corporate resolutions and measures necessary for its execution and performance, which shall remain in force so that the obligations contracted by the BORROWER and the GUARANTOR by virtue of this Agreement shall be valid, binding and accountable in accordance with the terms thereof.

      iv) The execution and performance of this Agreement do not infringe any rule, regardless of its rank, the Articles of Association of the BORROWER or of the GUARANTOR or any Agreement or contract of any nature to which the BORROWER or the GUARANTOR are a party, or whereby they could otherwise be bound.

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      v)    All payments undertaken by the BORROWER pursuant to this Agreement shall be made without any deduction or withholding on account of any tax.

      vi) All information furnished in writing by the BORROWER and the GUARANTOR to the AGENT or to the LENDERS, including financial information, is correct and accurately shows the situation of the BORROWER and of the GUARANTOR and there are no facts or omissions that discredit that information.

      vii) No consent, licence, authorisation or approval from third parties is necessary in relation to the execution, validity, performance and accountability of this Agreement that was not obtained prior to its formalisation, and all these remain fully effective, and no circumstance has arisen that could revoke them.

      viii) At the present time, there is no litigation, arbitration or procedure of any nature in course or commencement of which is known to the BORROWER or the GUARANTOR and which, if resolved against the BORROWER would have a substantial negative effect on its business, assets, property or financial situation, or its capacity to perform the obligations that derive from this Agreement or that could query the validity or accountability of this Agreement.

      ix) At the present time, there is not event which, by itself or in conjunction with the passage of time and/or notification or requirement, represents an event of default (i) on any agreement to which the BORROWER or the GUARANTOR are a party and (ii) on any obligation whereby they are bound in any way and which could affect the performance of their obligations deriving from this Agreement. At the same time, there is not cause for Early Maturity of the Agreement or circumstances that could lead to this.

      x) At the present time, there is no pledge, mortgage, charge or encumbrance to which the assets or rights of the BORROWER are subject, with the exception of the guarantees constituted to secure this Loan.

      xi) No guarantee has been granted by the BORROWER in favour of third parties.

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      xii)  The BORROWER is up-to-date in the payment of all its fiscal and other obligations.

      xiii) The BORROWER has no affiliates or subsidiaries.

      xiv) At the present time, the BORROWER performs the obligations listed in Clause NINETEEN.

      xv) The BORROWER has sufficient and appropriate human and material resources to carry out supervision of the Shipbuilding process, either by itself or as a consequence of the Management Agreement.

NINETEEN.- OBLIGATIONS OF THE BORROWER AND THE GUARANTOR

The BORROWER and, as the case may be, the GUARANTOR, shall undertake to perform the following obligations throughout the life of the Loan:

1.- The BORROWER shall maintain this Loan and the rights deriving herefrom for the LENDERS with at least the same preferences, privileges and rank as those that derive or that may derive for other creditors of the BORROWER.

2.- The BORROWER and the GUARANTOR shall furnish the LENDERS, through the AGENT, sufficient copies, during the effect of this Agreement, of the following documents:

      (i) As soon as these are available, but in all events within the 6 months following the close of their financial years, sufficient copies of the audit report and annual accounts of the BORROWER and the GUARANTOR, proposals made by the auditors for that financial year approved or otherwise by their General Shareholders' Meetings.

      (ii) As soon as these are available, but in all events before 15 February and 15 August of each year, the Balance Sheet and Profit and Loss Account and Cash Flow calculation closed at 31 December and 30 June of the BORROWER, using the same accounting standards as those used for the preparation of annual accounts and including the Debt Ratio and the Annual Debt Service Coverage Ratio calculations contrasted by their auditors.

3.- The BORROWER and the GUARANTOR shall send the AGENT, within Fifteen (15) days, unless other periods are specifically established in this Agreement, financial o technical information on the BORROWER or the GUARANTOR that may affect their financial capacity, solvency, commercial activity and which may reasonably be requested by the AGENT or by any LENDER through the AGENT.

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4.-   The BORROWER shall notify the AGENT of the existence of any circumstance which, in accordance with the provisions of Clause TWENTY-ONE, could represent a cause for Termination of the Agreement and Early Maturity of the Loan.

5.- The BORROWER shall undertake not to abalienate or transfer in any way, property or elements that make up its assets and not to grant bonds or guarantees, regardless of their nature, nor to make investments in assets, regardless of their nature, without obtaining the prior authorisation of the LENDERS, with the exception of transfer of the Vessel under a Sale Agreement in terms acceptable to the AGENT insofar as this may be necessary to develop a financing structure for the Vessel based on the beneficiaries of Additional Provision 15 of the Company Tax Act and provided the BORROWER continues to hold possession of the Vessel by entering into a Bare Boat Charter Agreement in terms equally acceptable to the AGENT.

6.- The BORROWER shall not grant or contract any debt other than that deriving from this Agreement or, as the case may be, and if the pertinent authorisations are obtained, that deriving from a loan agreement pursuant to Royal Decree 442/1994, in terms satisfactory to the Agent, nor obligations other than those deriving strictly from the Construction Agreement, the Time-Charter Agreement and other agreements associated with financing of the Vessel which may be entered into, as the case may be, to the satisfaction of the AGENT and the Management Agreement, payments of which shall in all events be subordinate to performance by the BORROWER of its payment obligations under this Agreement.

      Similarly, the BORROWER shall undertake prompt performance of payment obligations with third parties, in respect of any item, and to immediately apply any amount received from NAVIERA F. TAPIAS, S.A. by virtue of the guarantee referred to in Clause TWENTY-SIX d) to that end.

7.- The BORROWER shall not perform operations with derivatives, with the exception of IRS Agreements, which it shall undertake to formalise before 31 October 2000. Similarly, the BORROWER shall undertake to keep the costs in which it may incur as a consequence of early divestment of financial derivatives included in the operation duly insured.

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8.-   The BORROWER shall not

      (i) acquire own shares; or

      (ii) issue or adjudicate new shares without the consent of the LENDERS.

9.- The BORROWER shall undertake to maintain in force, with full effects, all licences, authorisations and permits necessary to perform its activity and to comply with the provisions of this Agreement.

10.- The BORROWER shall undertake to comply duly and punctually with all its fiscal, employment and social security obligations throughout the life of the Loan.

11.- The BORROWER shall undertake to communicate any litigation, arbitration or procedure of any nature, commenced or commencement of which is known to the BORROWER and which, if resolved negatively for the BORROWER, could have a substantial negative effect on its businesses, assets property or financial situation, on its capacity to perform its obligations deriving from this Agreement, or which could query the validity or accountability of this Agreement and its guarantees.

12.- The BORROWER shall undertake to duly and punctually perform all obligations incumbent thereon in accordance with the Construction Agreement (with the exception of non-substantial amendments and which do not affect the financing structure of the Vessel) and the Time-Charter Agreement and the Management Agreement, and to claim their performance in their own terms and not to grant grace or delay periods nor amend their content, nor agree to or permit variations in price without immediately notifying the AGENT of any incidents that may arise in relation to the Time-Charter Agreement and the Construction Agreement and the Management Agreement, and to inform the AGENT at all times, at the request thereof, of the progress of construction of the Vessel.

13.- The BORROWER shall undertake to punctually perform all obligations that affect the Vessel and, in particular, those that could lead to attachment, arrest or retention with preference to the LENDERS or to any privilege or encumbrance in accordance with the Vessel Mortgage Act, with the Brussels Convention of 10 April 1926, with the Brussels Conventions of 10 May 1952 and 27 May 1967 and any other conventions or provisions applicable.

14.- The BORROWER shall undertake to provide an insurance proposal for the Vessel, with a favourable opinion from the Insurance Adviser, within one month following signature of this Agreement (on the understanding that the BORROWER shall not be held liable for delay in the issue of that Opinion for causes exclusively attributable to the Insurance Adviser), and to keep the Vessel insured with an acknowledged insurance company in the habitual manner among companies in the same sector and for this type of Vessel, and to arrange the insurance indicated in the Insurance Advisers's Opinion which shall include, at least, the insurance indicated hereinbelow, and, in all events, to remain up-to-date in the payment of premiums

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      and to perform the obligations imposed by those insurance policies and not to permit the Vessel to sail unless covered by the pertinent insurance or to make any use of the Vessel that could annul or jeopardise the policies and to designate the beneficiaries of indemnities that may become payable to the LENDERS:

      a. Paralysation due to average (minimum 75,000 euros/day) including crew negligence;

      b. Loss of vessel in a minimum amount of 250,000,000 euros, and this amount may be reduced at a rate of approximately 5% per annum during the Loan Amortisation Period;

      c.    Gross Average;

      d. Hull & Machinery, in an amount that covers 125% of the Live Debt at all times;

      e.    Strike by Crew;

      f. Detention of the Vessel, contraband and arrest due to claims against other vessels of the shipowner;

      g.    Liability;

      h.    Paralysation due to quarantine;

      i.    Diversion due to disembarkation by crew;

      j.    Pollution and environmental damages;

      k.    Damages to the cargo;

      l.    Legal defence;

      m.    Loss of profits.

15.- The BORROWER shall retain ownership of the Vessel free of charges and encumbrances of any nature, with the exception of the mortgage constituted to secure this Agreement.

16.- The BORROWER shall undertake to deposit all amounts from the Time-Charter into the Income Account and to centralise and manage its treasury in accordance with Clause TWENTY.

17.- The BORROWER shall undertake to maintain the Vessel classified at all times by a rating agency acceptable to the AGENT and to keep it, with all its appurtenances and accessories, in a state of soundness, functioning and seaworthiness in accordance with the requirements of legislation applicable and to keep it registered at all times in the Special Register of Vessels and Shipping Companies of the Canary Islands for as long as this may be necessary for full enjoyment of the benefits associated with any fiscal structure designed for financing of the Vessel. Accordingly, the Agent shall expressly notify the time when, as the case may be, it is not longer necessary for the Vessel to be kept on that Register.

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18.-  The BORROWER shall undertake to perform the Debt and Annual Debt Service
      Coverage Ratios that result from the Basic Case definitively included as
      Schedule I.

19.- The BORROWER and the GUARANTOR shall undertake that 100% of the share capital of the BORROWER is fully paid-up no later than 14 April 2001.

20.- The BORROWER and the GUARANTOR shall undertake to execute the documents necessary for (i) replacement of Schedules I and III by those that are definitively produced once the IRS Agreements have been concluded and the operating verifications have been made by the Agent, and (ii) for amendment of this Loan, as the case may be, whenever necessary as a consequence of those replacements.

      The execution of those documents shall be a necessary condition for the second and successive Loan drawdowns.

TWENTY.- TREASURY MANAGEMENT AND DISTRIBUTION

1.-   Common Provisions

      The BORROWER shall undertake to open the following accounts (the "Accounts") on the date of signature of this Agreement, at the Agent's Branch at Paseo de Recoletos 19 (Madrid):

      (i) Income Account

      (iii) Dry Dock Account

      (iv) Maintenance and Repair Account

      (v) Reserve Account

      (vi) Insurance Account

      The balances of those accounts, as from the time they are opened, shall be pledged to secure the obligations of the BORROWER in accordance with the terms of Clause TWENTY-SIX hereinbelow. The Accounts shall therefore be kept open throughout the duration of this Agreement.

      The BORROWER shall only dispose of the Accounts subject to the limitations and in accordance with the requirements established in other paragraphs of this Clause, although the limitations so established shall not affect and shall not be alleged by the BORROWER for failure to make any of the payments due in accordance with this Agreement on their respective due dates. The Accounts shall at no time have a zero or negative balance.

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      The balance existing at any time in the Accounts shall be remunerated by the Agent at the rate of interest and in the conditions agreed in each of the opening agreements for the respective accounts.

      Without prejudice to the provisions of the other paragraphs of this Clause, the Agent may deny applications for drawdown from any of the Accounts in the event of any of the following circumstances: (i) if a cause for Early Maturity occurs; (ii) if, as a consequence of the drawdown applied for, a cause for Early Maturity occurs; (iii) if, in the reasoned opinion of the Agent, after the drawdown applied for is made, the balance the drawdown is not sufficient to meet the financial expenses deriving from this Agreement.

2.-   Income Account

      All drawdowns from the Loan made by the BORROWER shall be deposited in the Income Account.

      In addition, the BORROWER shall ensure that all amounts originating from the Time Charter or other income that its not to be deposited in another specific account from among those indicated in this Agreement shall be deposited in the Income Account.

      The BORROWER shall only dispose of the Income Account during the Drawdown Period to make payments in accordance with the Construction Agreement and during the Amortisation Period to meet the following payments and in the following order:

      (i) Payment of interests and commissions on Tranches A and B of the Loan.

      (ii)  Amortisation, as the case may be, of Tranches A and B of the Loan.

      (iii) Transfer to the Dry Dock Account in the amount agreed annually between the BORROWER and the LENDERS (with the advice of the technical Adviser).

      (iv)  Transfer to the Maintenance and Repairs Account.

      (v) Transfer to the Reserve Account of the minimum amounts established in the Basic Case.

      (vi) Operating expenses of the BORROWER in accordance with the budget agreed and reviewed annually with the LENDERS.

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      At the end of each calendar year following delivery of the Vessel (and, accordingly, as from the date of effect of the Time-Charter Agreement), the balance that remains, as the case may be, in the Income Account may be freely disposed of by the BORROWER provided at all times that the payments enumerated in the preceding list have been met and no cause for Early Maturity has occurred.

      All interests that accrue on the Income Account shall be deposited monthly into the Reserve Account until this has been fully provisioned.

3.-   Dry Dock Account

      The Dry Dock shall be provisioned monthly with amounts originating from the Charter transferred from the Income Account in accordance with the amount agreed annually between the BORROWER and the LENDERS (advised by the Technical Adviser).

      The BORROWER shall only dispose of the Dry Dock Account to meet expenses deriving from entry of the Vessel into dry dock with the frequency shown in the Time-Charter Agreement or to meet dry dock stays that are not habitual whenever necessary as a result of accidents, average or maintenance.

      Once the Dry Dock Account has been drawn down for the purpose permitted, it shall be reprovisioned in the same terms shown above.

4.-   Maintenance and Repairs Account

      The Maintenance and Repairs Account shall be provisioned monthly with amounts originating from Charter and transferred from the Income Account in the amount agreed annually between the BORROWER and the LENDERS (advised by the Technical Adviser). The BORROWER shall only dispose of the Maintenance and Repairs Account to meet expenses for maintenance and repair of the Vessel previously approved by the Technical Adviser.

      Once this account has been drawn down, it shall be reprovisioned in the terms shown above.

5.-   Reserve Account

      The Reserve Account shall be provisioned monthly with income originating from the Charter (Capex and Opex) in the amount established in the Basic Case and with interests from the Income Account.

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      The Reserve Account shall only be drawn down (i) to meet the coverage of contingencies in periodical payment obligations of principal and interests due in accordance with this Agreement for both Tranches and (ii) on the Final Maturity Date, the balance remaining, to amortise Tranche B.

      The principal of the Reserve Account shall be reinvested monthly at the EURIBOR rate of interest minus 0.25%.

      This Reserve Account shall be subject to monthly review and shall be restructured and recapitalised as may be necessary to fulfil this purpose. No operating expenses shall be paid to the BORROWER until the pertinent amounts have been provisioned in the Reserve Account.

6.-   Insurance Account

      The BORROWER shall ensure that all claims paid by insurance companies as a result of losses occurring and covered thereby are deposited in the Insurance Account.

      When the amounts deposited in the Insurance Account originate from payments on account of loss of profits insurance and others that cover loss of profits due to any circumstance, the BORROWER shall only dispose of the Insurance Account to meet the payments indicated in point 3 above for the Income Account and in the same order established in that paragraph.

      When the amounts deposited in the Insurance Account correspond to the coverage of damage in the Vessel (i) in the event that those damages have caused a Total Loss of the Vessel (and this is determined by the insurance company, which shall sent a copy of the pertinent report or adjustment to the Technical Adviser of the LENDERS) all amounts received from the insurance companies shall be applied to compulsory early amortisation of the two Tranches of this Loan, (ii) in the event that the damages caused can be repaired (and this is determined by the insurance company, which shall sent a copy of the pertinent report or adjustment to the Technical Adviser of the LENDERS) the BORROWER may dispose of those amounts in order to repair the Vessel.

TWENTY-ONE.- EARLY MATURITY

1.- The LENDERS may deem this Agreement matured, in addition to the event established in Clause TWENTY-FOUR, point two, in the event of any of the following circumstances:

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      a)    Non-payment, on their respective due dates, of Principal, interests, commissions and expenses of any nature established in this Agreement.

      b) Any falsehood or substantial inaccuracy in the declarations and guarantees made by the BORROWER and/or the GUARANTOR in this Agreement that affects or could affect their solvency or capacity to perform the obligations under this Agreement, as well as failure to apply the Total Amount in accordance with the provisions of Clause TWO of this Agreement.

      c) Default on any of the obligations assumed by the BORROWER and/or the GUARANTOR by virtue of this Agreement, other than those included in the preceding points, in particular the obligation to register the Vessel in the second Register of the Canary Islands, evidenced by the AGENT and not remedied by the BORROWER within the Fifteen (15) days following notification thereof.

      d) In the event that the BORROWER should operate the company or manage corporate assets in a manner that infringes any of the provisions of any authorisation for the exercise of commercial shipping activity.

      e) Any change in the composition of the shareholding of the BORROWER that is not authorised by the LENDERS (whose authorisation shall not be unreasonably withheld provided that change in shareholding does not represent a change of control in respect of that currently existing, control being understood as defined in article 42 of the Commercial Code) or the creation of collateral rights or other encumbrances of any nature on the shares of the BORROWER (with the exception of the pledge of shares to secure this Loan) as well as any change in the composition of the shareholding of the GUARANTOR that implies a change of control thereof and has not been authorised by the LENDERS (whose authorisation shall not be unreasonably withheld).

      f) Default by the BORROWER on any payment obligation assumed under agreement or legally with third parties.

      g) In the event that the BORROWER and/or the GUARANTOR were to resolve or intend to resolve or adopt any resolution addressed at its conversion, liquidation or wind-up, or its spin-off or merger with an other company, or introduce or permit significant changes to be introduced in the nature of its activity, or in its business purpose, without the authorisation of the LENDERS, which shall not be unreasonably withheld. Similarly, a decrease in the capital of the

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            BORROWER without the consent of the LENDERS shall be a cause for early maturity.

      h) In the event that the BORROWER and/or the GUARANTOR should become involved in a voluntary or legally imposed procedure for wind-up, with or without liquidation, or a General Shareholders' Meeting is convened in this regard, or bankruptcy, suspension or payment of similar proceedings have been commenced or accepted, or any assignment of assets is made to creditors, or the company is permanently or definitively closed, or the business activity is ceased or suspended or radically modified, or in the event of judicial seizure or administration of the company.

      i) The occurrence of any contingent liability of the BORROWER that is not shown in its financial statements or in the complementary information furnished to the LENDERS when the amount thereof significantly affects the position of the LENDERS.

      j) Decreased solvency of the BORROWER. By way of example, it shall be understood that this situation occurs when:

                  - a negative change takes place in the assets or in the financial situation of the BORROWER that significantly jeopardises the LENDERS, in the opinion of the majority of LENDERS, and that could lead to impossibility for the BORROWER to meet its obligations deriving from this Agreement;

                  - if, for any reason, the BORROWER should default on any payment obligation, provided the unpaid amounts, jointly or separately, exceed 100,000 euros or if judicial or administrative proceedings are brought against the BORROWER that entail execution or seizure, provided that execution or seizure refers to an amount that exceeds 100,000 euros.

      k) The concurrence of any other cause which, in accordance with the Law, determines termination or early maturity of the Loan.

      l) Declaration of early maturity under the Construction Agreement or the Time-Charter Agreement or the Bare Boat Charter Agreement that may be entered into or their termination or rescission for any reason.

      m) In the event that it become unlawful, or impossible, in any competent Jurisdiction (i) for the BORROWER to perform any obligation that results from this Agreement;

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            or (ii) for the LENDERS to exercise or claim any right based on this
            Agreement.

      n) Expiry, without renewal, of any official Spanish, foreign or supra-State authorisation necessary to permit the BORROWER to own, exploit or charter the Vessel or for the BORROWER and/or the GUARANTOR to perform any Clause of this Agreement. The same shall occur when the authorisation is revoked or could be revoked or when any condition of that authorisation is not fulfilled.

      o) If any clause that the LENDERS believe to be essential in this Agreement or its guarantees should be invalid or unaccountable, or if any guarantee is invalid and unaccountable or has a lower rank of preference, or loses its preference; or if any guarantee is damaged or jeopardised by causes attributable to the BORROWER and/or the GUARANTOR. The fact that the guarantees undertaken in this Agreement cannot be formalised at the time of signature or cannot be duly constituted as soon as possible shall also be a cause for early maturity.

      p) In the event of default on the ratios referred to in Clause NINETEEN above.

      q) In the event that a distribution of dividends to the shareholders of the BORROWER is resolved without performing all requirements listed below:

            (i) that all obligations deriving from this Agreement have been fulfilled and there is no Cause for Early Maturity;

            (ii) that the Reserve Account and other compulsory accounts pursuant to this Agreement have been provisioned;

            (iii) that distribution is made exclusively against the remainder of the Income Account for free disposal by the BORROWER.

2.- Notwithstanding the right of each LENDER to declare Early Maturity of the Agreement in the part that affects then, the Declaration of Early Maturity of this Agreement in its entirety by the LENDERS, and the ensuing obligation of the BORROWER to make repayment by virtue of any of the causes set forth in this Clause, shall require the prior favourable resolution of the Majority of LENDERS.

3.- When the Declaration of Early Maturity of this Agreement in its entirety is commenced by the LENDERS pursuant to the provisions of the preceding paragraph, the BORROWER shall undertake, within the Fifteen (15) Calendar Days following the notification of maturity made for such purpose by the AGENT, to repay the total amount of Principal, plus interests, commissions and other documentarily justified expenses, including, by way of example, all expenses and costs associated with dismantling the IRS Agreements or other coverage operations in relation to this Agreement.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [41/186]

4.- At the end of that time, if the BORROWER has failed to comply, in the event of total termination, the Agent shall commence the pertinent legal action. If, Thirty (30) Days later, the Agent has not commenced that claim, each of the LENDERS shall be entitled to commence partial termination.

5.- If the favourable resolution of the Majority of LENDERS referred to in point 2 above is not obtained within one (1) month following the date of denunciation of the existence of a cause for early maturity by any them, those LENDERS denouncing the cause and/or that have voted in favour of termination of the Agreement may sever from the Syndicate of LENDERS and commence the procedure described in points 3 and 4 above, in respect of their Participations in the Loan to which this Agreement refers.

TWENTY-TWO.- AGENT

1.- Without prejudice to the independent nature of the obligations of the LENDERS deriving from this operation, it is hereby stipulated that, with regard to the performance and operation of this Agreement, the AGENT shall act in its own name and as irrevocable special agent for the community of LENDERS in the performance of the functions it is attributed as such in this Agreement and, accordingly, it shall be understood that payments of any nature deriving from this Agreement, made by the BORROWER to the AGENT, shall fully release the latter as if received in the pertinent proportion by the other LENDERS.

      Unless otherwise provided, all notifications made to or received by the AGENT shall have the same effects as if made to or received by all LENDERS.

2.- All payments made in respect of principal, interests and commissions by the BORROWER deriving from this Agreement shall be distributed by the AGENT among the LENDERS so that each one is paid, at all times, in proportions identical to their participations in the Loan.

      The value date of payments shall be that of receipt by the AGENT, who shall pay the LENDERS immediately and without delay.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [42/186]

      In the event that any LENDER should receive, for any reason, amounts from the BORROWER in respect of the payment of obligations deriving from this Agreement or were to receive from the AGENT, on account of the Loan, amounts higher than the proportion to which it is entitled, it shall be obliged to furnish the AGENT the surplus funds received so that the AGENT can distribute these, with the same value date as that of their receipt, among the other LENDERS, unless receipt of those amounts is due to exercise of the right of partial termination of the Agreement by any LENDER.

      The LENDERS may apply any balance in their favour to the payment of any amount due and unpaid by the BORROWER under this Agreement. Those amounts obtained from the compensation mentioned above shall be given to the AGENT by the LENDER that obtained them so that the latter can make the proportional distribution mentioned in the preceding paragraph.

      The possible rights of LENDERS to obtain payments from the BORROWER based on reasons and obligations other than those contained in this Agreement shall not be affected by the provisions thereof.

3.- The authorities of representation granted by the LENDERS to the AGENT shall be understood to be limited to those actions or measures which, specifically in this Agreement, may be necessary for the execution and effectiveness thereof.

      In no event shall the AGENT hold the status of fiduciary of the other LENDERS, of the BORROWER or of any other person, and its duties and obligations shall be restricted to those expressly determined in this Agreement.

      In accordance with these principles, and by way of example:

      a) The AGENT shall not be liable vis-a-vis the other LENDERS, due to the formalisation, validity and accountability of the Financial Documents, for the truth or certainty of the declarations contained therein or in communications received, nor for the reality of collection of the Loan.

      b) The AGENT's duty of information shall be understood to be limited to those communications that may be necessary for the normal performance and development of this Agreement or for its accountability in the event of default.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [43/186]

      c) The AGENT shall not be obliged to verify the truth or performance of the undertakings assumed by the BORROWER and neither shall it be obliged to investigate the existence of possible causes for default or decreased solvency thereof.

      The LENDERS shall release the AGENT from any liability for error or omission in the performance of the functions it is attributed in this Agreement, with the exception of those deriving from gross negligence or fraud.

4.- The LENDERS agree to immediately refund to the AGENT, pro rata to their participation in the total Loan, all amounts which, albeit for the account of the BORROWER pursuant to this Agreement, were not repaid voluntarily thereby and which, for the AGENT, represent a disbursement for any item which, on account of this Agreement, is made in the common interest of the other LENDERS, and independently of the favourable or negative result of the action or measure that led to the disbursement, all independently that the said amounts can be claimed by the AGENT from the BORROWER.

      The LENDERS shall undertake to refund to the AGENT, in proportion to their participation in this operation, all extraordinary expenses, documentarily justified, incurred by the AGENT in the exercise of its functions, provided these are not payable by the BORROWER.

5.- The AGENT, as LENDER, shall have the same rights and authorities as any other LENDER on account of its participation in the Loan operation.

      Independently of this Agreement, the AGENT may accept deposits, lend money and, in general and in the same way as the other LENDERS, carry out all classes of banking operations with the BORROWER.

6.- The AGENT shall be entitled to resign from its position at any time. Accordingly, it shall send a notification to the LENDERS and to the BORROWER. The LENDERS shall appoint a new AGENT from among themselves, following a resolution adopted by the Majority.

      In the event that, within the Sixty (60) Calendar Days following notification, the LENDERS have not appointed a new AGENT, or that appointed or the BORROWER does not accept the appointment, the AGENT shall be entitled to appoint one by itself from among the LENDERS.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [44/186]

      In no event shall resignation of the AGENT or the appointment of a new one, which shall be set forth in a document, imply the assumption of new obligations or a higher cost by the BORROWER.

7.- In addition to the functions inherent to and typical of the AGENT, described in the preceding paragraphs of this Clause, each of the LENDERS hereby expressly and irrevocably grants power to the AGENT so that, in turn, acting through its duly authorised representatives, it may carry out, on behalf of the LENDERS, all acts that may be necessary, and to sign all public or private documents that may be necessary or advisable, for the purpose of (i) granting or remedy of any guarantees, including mortgage, to secure the obligations resulting for the BORROWER under this Agreement and, in particular, those included in Clauses TWENTY-SIX and TWENTY-SEVEN, and (ii) execution of any of the guarantees granted to secure this Agreement, and (iii) replacement of the Basic Case shown in
      Schedule I and the Amortisation Chart shown in Schedule III, when required due to conclusion of the IRS Agreements, as well as all other amendments to this Agreement that may be pertinent for any reason, and to execute the document of amendment to this Agreement that may be necessary for such purpose.

TWENTY-THREE.- ASSIGNMENTS

1.- Neither the BORROWER nor the GUARANTOR shall assign transfer, substitute or subrogate the rights and obligations contracted in this Agreement without the express, written and unanimous consent of all LENDERS.

2.- Any LENDER, at any time, and while its Participation in the Loan remains in force, may total or partially assign its contractual position in the Loan to another financial institution, provided the following requirements are fulfilled.

      a) That the amount assigned is not less than 3 Million euros or the total amount lent by the assignor, in the event that this is lower.

      b) That the assignor provides written communication of the assignment, name of the assignee, amount and date of effect thereof to the AGENT, at least Two (2) Business Days before it is to take effect. The assignor shall furnish the AGENT a copy of the document signed with the assignee, as soon as possible.

      c) That the assignment does not represent an increase in cost or obligations for the BORROWER.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [45/186]

      The assignments described in this point shall only be binding and effective in respect of the BORROWER, the LENDERS and the AGENT, and their respective successors, when all requirements set forth in the preceding paragraphs have been fulfilled.

3. The AGENT shall send the BORROWER written communication of the assignment at least one (1) Business Day before its date of effect, and that communication shall include information received by the assignor in accordance with the provisions of letter b) of point 2 above.

TWENTY-FOUR.- FORCE MAJEURE AND VARIATION IN CIRCUMSTANCES

1.- In the event that, due to a legal or statutory provision, with a supra-State, State or regional origin (or a new construction thereof), the LENDERS are imposed obligations such as coefficients, reserves or deposits, among others, that entail an increase in the cost of funds obtained in the Interbank Market to finance this Loan, or limitations are imposed, either on the rate of interest or on commissions, or of any other nature, that entail a decrease in the income to which the LENDERS are entitled by virtue of this Agreement, the BORROWER shall undertake to compensate the LENDER or LENDERS affected by those provisions, as from the time such increase in cost or decrease in income occurs, in the same proportion as the cost of those funds in increased and the income decreased, provided that LENDER or those LENDERS documentarily accredit that they have incurred in that increase in cost or decrease in income and have not included those increased costs or decreased income when determining the rate of interest, and that they determine the increased costs or lower income in the detailed and reasoned settlement.

      Compensations shall be made by the payment of additional sums by the BORROWER, based on the reasoned settlement presented by the AGENT.

      Notwithstanding the foregoing, the BORROWER shall be entitled to refund the participation of the LENDER affected by the provisions of this Clause, along with its pertinent interests and other items deriving from this Loan.

2.- When performance of the obligations deriving from this Agreement imply for any LENDER the infringement of any legal or statutory provisions or obligatory measures ordered or binding constructive criterion, issued by a competent Authority or Official Organism, the LENDER affected, having notified the BORROWER, through the AGENT, of the circumstances that led to the infringement or unlawful act, may declare cancellation of all its obligations within the 60 days following the date of the notification sent for such purpose to the BORROWER, through the AGENT.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [46/186]

      The LENDERS shall adopt all reasonable measures to prevent or mitigate the effects of the circumstances established in this Clause and shall consult the BORROWER and the AGENT in good faith to seek the means for the above-mentioned purpose, including the transfer of their participation in this Agreement to other financial institutions that are not affected by the circumstances in question.

      In the event that it is not possible to adopt those measures, the LENDERS affected and the BORROWER shall reach an agreement on the repayment of their participation. The pertinent ordinary interests calculated until the date on which payment is actually made shall also be payable, along with expenses and other amounts which, pursuant to this Agreement, are to be paid (which the BORROWER expressly accepts regardless of the circumstances that may concur).

TWENTY-FIVE.- COMMUNICATIONS AND NOTIFICATIONS BETWEEN THE PARTIES

1.- All communications between the LENDERS and the BORROWER in relation to this Agreement shall be made through the AGENT.

2.- All applications, notifications, notices and communications in general between the BORROWER and the AGENT or vice versa, and between the LENDERS, including the AGENT, and the BORROWER, or vice versa, that refer to this agreement or derive herefrom and for which no special formality is established, shall be understood to be duly made when, within the period determined in the Agreement, they are made by telex or telefax, addressed to the respective numbers and addresses designated in each case, without prejudice to subsequent confirmation by letter signed by an authorised person, with regard to communications made, or acknowledgement of receipt thereof in the same way as they are received.

      The original of the telex or telefax showing receipt at the numbers indicated on the communications shall represent sufficient evidence of communication.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [47/186]

3.- The addresses, telephone, telex and telefax numbers of the BORROWER and of the LENDERS are those shown in Schedule IV to this Agreement.

4.- The BORROWER shall send its communications to the AGENT at the address shown in Schedule IV to this Agreement, who shall forward these to the other LENDERS in the manner established in the Agreement. The communication of assignments shall be made in the manner established in Clause TWENTY-THREE.

5.- No amendments to the addresses or telephone, telex or telefax numbers shown shall be effective until written notification has been sent to all parties or, as the case may be, to the AGENT and the latter has acknowledged receipt in the same manner. Similarly, the AGENT shall notify the BORROWER in writing, and the other LENDERS, of any change to its address or telephone, telex or telefax numbers shown in the said Schedule IV.

TWENTY-SIX.- GUARANTEES

1.-   Guarantees necessary to make the first Loan Drawdown

      As a prior requirement for the first drawdown from the Loan, the following guarantees shall have been granted to the satisfaction of the Agent:

      a) Pledge of shares of the BORROWER

         As a prior requirement for the first drawdown from the Loan, the shareholders of the BORROWER shall pledge to the LENDERS all shares that make up the share capital of the BORROWER, in accordance with the model pledge attached as Schedule V. The pledge of shares of the BORROWER shall be executed to secure Tranche A of this financing with preference over Tranche B.

      b) Pledge of rights deriving from the Time-Charter Agreement

         As a prior requirement for the first drawdown, the BORROWER shall have pledged to the LENDERS all rights with an economic content deriving from the Time-Charter Agreement, in accordance with the model provide in Schedule IV. This guarantee shall be granted in favour of Tranche A and Tranche B, although Tranche A shall have preference.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [48/186]

      c) Pledge of all rights deriving from the Refund Guarantee

         The BORROWER, as a prior requirement for the first and successive drawdowns, shall have pledged to all LENDERS (and that pledge shall have been accepted by the pertinent guarantor), all rights with an economic content that correspond under the refund guarantee or other guarantees acceptable to the AGENT, in accordance with the model attached as Schedule VII. This guarantee shall be granted with preference to Tranche A.

      d) Pledge of balances in Accounts

         The BORROWER shall undertake to pledge the balance of the Accounts, prior to the first drawdown from the Loan, and in accordance with the model attached as Schedule VIII. This guarantee shall be granted with preference to Tranche A and, subordinately, to Tranche B of this financing.

      e) Pledge of rights deriving from the Construction Agreement

         As a prior requirement for the first drawdown from the Loan, the BORROWER shall undertake to pledge to the LENDERS all rights with an economic content deriving from the Construction Agreement, in accordance with the model agreement attached as Schedule IX. This guarantee shall be granted with preference to Tranche A of this financing.

      f) Guarantee of NAVIERA F. TAPIAS, S.A.

         As a prior requirement for the first drawdown from the Loan, NAVIERA F. TAPIAS, S.A. shall grant to the satisfaction of the AGENT (i) a first demand guarantee over all aspects of this financing and (ii) an accountable guarantee at the requirement of the AGENT to furnish the BORROWER any amounts payable thereby to any third party in respect of any item other than payments in respect of principal, interests and commission deriving from this Agreement. Those guarantees shall be granted to the LENDERS participating in both Tranche A and in Tranche B, with preference to Tranche A.

         In addition to the above, NAVIERA F. TAPIAS, S.A. shall undertake vis-a-vis the LENDERS of Tranche B to pay these an amount equivalent to the residual value of the Vessel on the Final Maturity Date. Accordingly, residual value shall be understood to be the amount that remains pending payment on the Final Maturity Date if, on that date, the BORROWER has not made the pertinent payment to which it is obliged. Those guarantees and undertakings shall be adapted to the model attached as Schedule X.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [49/186]

2.-   Guarantees subsequent to the first drawdown

      a) Vessel Mortgage

         On the same date as delivery of the Vessel, either the BORROWER or, in the event of sale of the Vessel to an Economic Interest Group (in the event that a structure based on profits ex Additional Provision 15 of the Company Tax Act currently in force is adopted), the latter, shall constitute a first rank vessel mortgage to secure the obligations deriving from Tranche A and a second mortgage to secure the obligations deriving from Tranche B, in accordance with the model attached as
         Schedule XI. In the event that the Vessel Sale Agreement is entered into with the above-mentioned Economic Interest Group, the latter shall undertake to constitute that mortgage in the same agreement or in a separate document signed simultaneously. The BORROWER shall undertake to acquire the Vessel with the said mortgages at termination of the Bare Boat Charter Agreement entered into, as the case may be, in application of the same structure.

      b) Pledge of rights deriving from the Insurance Contracts

         At delivery of the Vessel, the BORROWER shall undertake to pledge to the LENDERS all rights corresponding under the Insurance Contracts, in accordance with the model agreement attached as Schedule XII. This guarantee shall be granted with preference to Tranche A of this financing.

In addition to the guarantees mentioned above, the BORROWER shall undertake to constitute any other guarantees over its assets or rights, at the requirement of the AGENT and to its satisfaction, whenever circumstances arise which, in the opinion of the AGENT, could affect the capacity of the BORROWER to perform its obligations under this Agreement or which derive from early maturity.

TWENTY-SEVEN.- EXPENSES

Independently of the payment obligations contracted in this Agreement in respect of Principal, Interests and Commissions, the BORROWER shall assume the obligation to pay any other expenses, taxes, arbitraments and other items, either present or future, that originate or become payable as a consequence of the execution and formalisation of this Agreement and all its guarantees, and which may be incurred in the performance of this operation, including the obtaining of funds by the LENDERS, as well as, by way of example, and among others, the following:

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [50/186]

      a) Fees, brokerage and prepaid expenses of the Notaries Public mediating in the notarisation of this Agreement and the guarantees constituted (including the Vessel mortgage), the issue of copies, fees and registration expenses, notifications, requirements or formalities necessary for its performance.

      b) Taxes, arbitraments, surcharges, rates, coefficients, either supra-State, State, regional or local, levied at the present time or in the future and while this Agreement remains in force, on its constitution, amendment, execution and extinction, except in relation to Company Tax that may be levied on the profits obtained by the LENDERS.

      c) Judicial and extrajudicial costs and expenses, including the fees of Lawyers and Procurators, incurred as a consequence of execution of this Agreement.

      d) Fees and expenses of external lawyers for the drafting and negotiation of this Agreement and external advisers (legal, technical, fiscal, taxation and others) of the LENDERS, as well as expenses for publication of the operation (if so decided by mutual agreement between the parties).

      e) Expenses for constitution, audit, administration, taxes, rates payable by the BORROWER.

TWENTY-EIGHT.- EUROPEAN SINGLE CURRENCY

The parties declare to know that, as from 1 January 1999, the Spanish monetary system is the Euro, which has succeeded the peseta, which has no solution of continuity, as the national monetary system currency. Notwithstanding the foregoing, the peseta may continue to be used as an accounting unit of the monetary system in any legal document, as a subdivision of the Euro, pursuant to the rate of exchange in force, until 31 December 2001, and new legal documents that set forth monetary amounts arranged following 1 January 1999 may be expressed both in pesetas and in Euros, provided, in the latter case, that prior agreement exists between the parties.

In accordance with the provisions of article 14 of Act 46/1998, of 17 December, on the introduction of the Euro, as a general rule, any amount denominated in pesetas shall be executed in pesetas, whereas amounts expressed in Euros shall be executed in Euros. Notwithstanding the foregoing, all amounts denominated in Euros or in pesetas, payable in national territory by deposit into the account of the creditor, may be paid by the debtor in an equivalent amount, in both Euros and in pesetas. The amount shall be deposited into the account of the creditor in the denomination thereof.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [51/186]

The BORROWER shall be entitled, during the transitional period of coexistence of the peseta and the Euro, to pay the amounts due by virtue of this Agreement in pesetas or in the equivalent amount in Euros, and that amount shall be calculated pursuant to the exchange rate established in Act 46/1998, of 17 December, on the introduction of the Euro.

Accordingly, should the BORROWER wish to pay any amount due by virtue of this Agreement in Euros, it shall provide an amount in Euros which, having applied the exchange rate and having made the round-off established in Act 46/1998, of 17 December, on the introduction of the Euro, coincides with the amount due in pesetas.

TWENTY-NINE.- FISCAL REGIME

Given that this Agreement represents a regular and typical operation in the activity of the LENDERS, it is not subject to Capital Transfer Tax, in accordance with the provisions of articles 7.5 and 45, 1, B, 15 of Legislative Royal Decree 1/1993, of 24 September 1993, approving the Recast Wording of the Capital Transfer Tax Act, and the operation is exempt from Value Added Tax, in accordance with the provisions of article 20, number 1, point 18, letter c) of Act 37/1992, of 28 December, approving that tax.

THIRTY.- GOVERNING LAW AND JURISDICTION

This Agreement shall be construed and performed in its own terms and shall be governed by Spanish Legislation.

For the resolution of all controversies that may arise in relation to the performance, execution and construction of this Agreement, in accordance with the provisions of article 1.439 of the Civil Procedure Act, the parties agree to submit to the jurisdiction of the Courts and Tribunals of the City of Madrid, inasmuch as this is the place where the obligations that derive from this Agreement are to be performed.

THIRTY-ONE.- MERCANTILE POLICY

This Agreement and its possible amendments are formalised in a Policy mediated by Notary Public so that all amounts due by virtue hereof shall have the qualification of Notarised Loan, for all effects established in Article 1429.6 of the Civil Procedure Act, as well as Articles 913.4 and 914.2 of the Commercial Code, in relation to Article 916.2 of the same Code, and other legal provisions applicable.

                                                        [Stamp with the mention:
        `WITH MY MEDIATION In the terms shown in the certificate of mediation.']
                                                         [Handwritten signature]
                                                                        [52/186]

This Agreement is set forth in a Policy that comprises 52 pages and 12 Schedules and in 7 documents which are all originals, a counterpart of which is given to each of the LENDERS, another to the BORROWER, another to AHORRO CORPORACION FINANCIERA, S.V.B., S.A. and a counterpart to the Mediating Notary Public. The Parties, by signature on the last page, express their full agreement with the entire content of this Agreement, in witness whereof, and with the consent of the signatories, the mediating Notary Public, who attests to the identity and capacity of the Parties, to the authenticity of their signatures and to all that is arranged in the Agreement, and having made the legal warnings and, in particular, those relative to article 1.714 of the Civil Code, seals and signs all pages, and attributes the value of original to all copies, which shall have full Commercial and Procedural effects.

[An illegible signature]
NAVIERA F. TAPIAS GAS III, S.A.
Andres Luna Abella

[An illegible signature]
NAVIERA F. TAPIAS, S.A.
Andres Luna Abella

[An illegible signature]
CAIXA DE AFORROS DE VIGO OURENSE E PONTEVEDRA
M(a) Victoria Vazquez Sacristan

[Two illegible signatures]
CAJA DE AHORROS Y PENSIONES DE BARCELONA
Juan Plana Garcia and Juan-Gualberto Orduna Ponti

[Two illegible signatures]
CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID
Victor Manuel Roman Garcia and Jose Antonio Frej Jimenez

[An illegible signature]
INSTITUTO DE CREDITO OFFICIAL
Rosario Casero Echeverri

[An illegible signature]
AHORRO CORPORACION FINANCIERA, S.V.B., S.A.
Luis Sanchez Guerra Roig

               With my intervention, the Chartered Commerce Broker

WITH MY MEDIATION in accordance with what is established and authorised by the regulation on Commerce Brokers, and I hereby attest that this document comprises 186 pages, which I seal and paraph (Ministerial Order 28.05.1998). I further attest that all references made to the Charted Commerce Broker shall be understood to be made to Notary. In Madrid, on the second of October two thousand.

                                   THE NOTARY
                                    [53/186]
                      [An illegible signature, paraph and
                        round rubber-stamp of the Notary]

  YO, RUTH ADELINO RAMOS, INTERPRETE      I, RUTH ADELINO RAMOS, SWORN ENGLISH
JURADO DE INGLES, CERTIFICO QUE LA QUE    TRANSLATOR, HEREBY CERTIFY THAT THIS
   ANTECEDE ES UNA TRADUCCION FIEL Y      DOCUMENT IS AN ACCURATE AND COMPLETE
  COMPLETA AL INGLES DE UN DOCUMENTO      TRANSLATION INTO ENGLISH OF A DOCUMENT
         REDACTADO EN ESPANOL.                    WRITTEN IN SPANISH.
 EN MADRID, A 25 DE NOVIEMBRE DE 2004.         MADRID, 25 NOVEMBER 2004.

In Santa Cruz de Tenerife, on 1 August 2003.

With the mediation of Mr. Nicolas Quintana Plasencia, a Member of the Chartered Institute of Notaries of Santa Cruz de Tenerife.

                                     PARTIES

Of the one part,

Ms. Maria Soledad Sanchez Gonzalez, of legal age, with National Identity Document number 51.438.128-P and a professional address in Madrid, calle Musgo number 5, who acts in the name and on behalf of NAVIERA F. TAPIAS GAS III, S.A. (hereinafter denominated the "BORROWER"), with registered offices at c/ Musgo no. 5, 28023 Madrid and B.I.N. A-82715756, by virtue of the power granted before Madrid Notary Mr. Francisco Echavarri Lomo, on 17 July 2003, with number 1.863 of his protocol.

And of the other,

Mr. Enrique Lago Velando, of legal age, with a professional address in Vigo, Avenida de Garcia Barbon and with National Identity Document number 36.083.530-A, who acts in the name and on behalf of CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA" or the "AGENT"), with registered offices in Vigo, Avenida Garcia Barbon 1 and 3 and B.I.N. G-36600369, acting in its own name and right and in the name and on behalf of a Syndicate of banks composed of CAIXA D'ESTALVIS I PENSIONS DE BARCELONA, CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID, CAIXA D'ESTALVIS DE CATALUNYA, CAJA DE AHORROS DE CASTILLA LA MANCHA, CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA, CAJA DE AHORROS DE MURCIA, CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA, CAJA DE AHORROS MUNICIPAL DE BURGOS, CAJA DE AHORROS DEL MEDITERRANEO, MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA "UNICAJA", INSTITUTO DE CREDITO OFICIAL, CAJA DE AHORROS DE SANTANDER Y CANTABRIA, BANCO GALLEGO, S.A., CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ, MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ, and LICO LEASING, S.A., E.F.C., which granted NAVIERA F. TAPIAS GAS III, S.A. the Loan Agreement referred to in the recitals of this document (hereinafter denominated the "LENDERS", which denomination also includes the AGENT).

He acts by virtue of the authorities he was conferred in the public deed executed on 17 July 2003 before Vigo Notary Mr. Miguel Lucas Sanchez, with number 1.135 of his protocol, and of the power contained in Clause 22.7 of the Loan Agreement to which reference will be made hereinbelow.

                                    RECITALS

I. Whereas on 2 October 2000, and with the mediation of Madrid Notary Mr. Jose Enrique Cachon Blanco, the BORROWER entered into a syndicated loan agreement with CAIXANOVA, LA CAIXA, CAJA MADRID and ICO for an amount of 150,710,000 Euros. Subsequently, the remaining LENDERS joined the loan agreement by virtue of an agreement on amendment and assignment of participations signed before Madrid Notary Mr. Luis Ramallo Garcia on 31 October 2000 and by virtue of another agreement on the assignment of participations signed on 15 December 2000 before the same notary, Mr. Luis Ramallo Garcia. Hereinafter, the loan agreement and the amendments and assignments mentioned in this recital shall be denominated the "LOAN AGREEMENT".

II. Whereas the Loan Agreement establishes, in its clause TWENTY-TWO 7, that the AGENT shall be granted authorities so that, on behalf of the syndicate of LENDERS, he may substitute the Basic Case of the Loan Agreement whenever necessary due to the conclusion of the IRS Agreements, and to make other amendments or to grant the documents that may be required for such purpose.

III. Whereas in the agreement on amendment and assignment of participations signed by the parties (inter alia) on 31 October 2000, with the mediation of Madrid Notary Mr. Luis Ramallo Garcia, it was agreed to substitute the Basic Case of the Loan Agreement, inasmuch as the IRS Agreements were concluded on that date.

IV. Whereas notwithstanding the foregoing, the parties have detected that determined material errors occurred in the Basic Case incorporated in the agreement mentioned in recital III hereof, as the correct figures obtained once the IRS Agreement had been concluded were not included in the basic case attached to that agreement.

V. Whereas, accordingly, they wish to substitute the Basic Case of the Loan Agreement, with the sole aim of remedying the error mentioned in the preceding recital and to include the correct figures that result from conclusion of the IRS Agreements, which they do by signature of this agreement on remedy, which shall be governed by the following

                                     CLAUSES

ONE.- SUBSTITUTION OF THE BASIC CASE OF THE LOAN AGREEMENT

To remedy the errors that occurred in the basic case attached to the agreement on amendment and assignment of participations signed on 31 October 2000, with the mediation of Madrid Notary Mr. Luis Ramallo Garcia, the parties agree to substitute the Basic Case of the Loan Agreement for the Basic Case attached hereto as Appendix I.

Accordingly, all references made in the Loan Agreement to the Basic Case shall be understood to refer to the new Basic Case attached hereto as Appendix I.

TWO.-TERMS DEFINED

Terms that have not already been defined in this agreement shall be construed in accordance with and pursuant to the Loan Agreement.

THREE.- EXPENSES AND TAXES

All expenses and taxes incurred in the execution and conclusion of this agreement shall be paid by the BORROWER, including the fees and brokerage of Notaries Public and legal advisers.

FOUR.- GOVERNING LAW AND JURISDICTION

This agreement shall be construed and performed in its own terms and shall be governed by Spanish legislation.

The parties expressly submit to the non-exclusive jurisdiction of the Courts and Tribunals of Madrid for the resolution of all discrepancies that may arise in relation to the performance, execution and construction of this agreement.

In witness whereof, the parties sign this document, in triplicate and for one sole effect, with the mediation of the Notary, at the place and on the date ut supra.

The parties, by signature on the last page, express their full agreement with the entire content of this agreement, and for a true record and with the consent of the signatories, the mediating Notary Public, attesting to the identity and capacity of the parties, to the authenticity of their signatures and to all that is set forth in the agreement, and having made the legal warnings, seals and signs all pages, and attributes to all counterparts so attested the value of original and full commercial and procedural effects.

[Signature of Soledad Sanchez]

NAVIERA F. TAPIAS GAS III, S.A.

[An illegible signature]

CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA

[The round rubber-stamp of the Notary, Nicolas Quintana Plasencia, is affixed to all pages]

                                     ANNEX I

                                   BASIC CASE

(ILLEGIBLE)

Estimated rate of reinvestment                          2,65%

NOTE: The balance in each date can never be lower than the one corresponding in the table

   DATE                            ACCUMULATED BALANCE

                                ACCUMULATED
   DATE                           BALANCE
-----------                    -------------
 15-Aug-03
 30-Aug-03
 30-Sep-03                         95.350,68
 31-Oct-03                        191.019,86
 30-Nov-03                        286.800,55
 31-Dec-03                        382.776,02
 31-Jan-04                        478.988,36
 29-Feb-04                        575.417,29
 31-Mar-04                        671.979,72
 30-Apr-04                        768.843,10
 31-May-04                        865.868,68
 30-Jun-04                        963.168,52
 31-Jul-04                      1.060.617,44
 31-Aug-04                      1.158.355,67
 30-Sep-04                      1.256.313,92
(ILLEGIBLE)                     1.354.401,45
 30-Nov-04                      1.452.801,02
 31-Dec-04                      1.551.316,60
 31-Jan-05                      1.650.159,44
 28-Feb-05                      1.749.224,78
 31-May-05                      1.848.132,07
 30-Apr-05                      1.947.643,07
 31-May-05                      2.047.236,65
 30-Jun-05                      2.147.195,85
 31-May-05                      2.247.224,16
 31-Aug-05                      2.347.633,55
 30-Sep-05                      2.448.268,98
 31-Aug-05                      2.548.953,16
 30-Nov-05                      2.650.041,77
 31-Dec-05                      2.751.165,59
 31-Jan-06                      2.852.709,33
 28-Feb-06                      2.954.481,73
 31-Mar-06                      3.055.839,60

 30-Apr-06                      3.158.069,26
 31-May-06                      3.260.299,73
 30-Jun-06                      3.362.989,65
 31-Jul-06                      3.465.666,54
 31-Aug-06                      3.568.818,76
 30-Sep-06                      3.672.203,19
 31-Oct-06                      3.775.553,69
 30-Nov-06                      3.879.403,50
 31-Dec-06                      3.983.205,37
 31-Jan-07                      4.087.522,63
 28-Feb-07                      4.192.074,71
 31-Mar-07                      4.295.948,91
 30-Apr-07                      4.400.970,18
 31-May-07                      4.505.908,28
 30-Jun-07                      4.611.402,18
 31-Jul-07                      4.716.788,71
 31-Aug-07                      4.822.767,35
 30-Sep-07                      4.928.974,53
 31-Oct-07                      5.035.062,88
 30-Nov-07                      5.141.747,96
 31-Dec-07                      5.248.299,83
 31-Jan-08                      5.350.464,93
(ILLEGIBLE)
 30-Apr-08                      5.677.614,67
 31-May-08                      5.785.333,91
 30-Jun-08                      5.893.707,93
 31-Jul-08                      6.001.897,92
 31-Aug-08                      6.110.759,44
 30-Sep-08                      6.219.866,02
 31-Oct-08                      6.328.766,55
 30-Nov-08                      6.438.363,88
 31-Dec-08                      6.547.740,40
 31-Jan-09                      6.657.830,66
 28-Feb-09                      6.788.168,75
 31-Mar-09                      6.877.280,79
 30-Apr-09                      6.988.112,88
 31-May-09                      7.096.687,01
 30-Jun-09                      7.210.017,51
 31-Jul-09                      7.321.075,06
 31-Aug-09                      7.482.906,17
 30-Sep-09                      7.544.989,03
 31-Oct-09                      7.656.776,30
 30-Nov-09                      7.769.363,11
 31-Dec-09                      7.881.639,18

 31-Jan-10                      7.994.732,18
 28-Feb-10                      8.108.079,76
 31-Mar-10                      8.219.916,17
 30-Apr-10                      8.333.770,65
 31-May-10                      8.447.276,28
 30-Jun-10                      8.561.642,57
 31-Jul-10                      8.675.644,81
 31-Aug-10                      8.790.524,99
 30-Sep-10                      8.905.633,97
 31-Oct-10                      9.020.415,45
 30-Nov-10                      9.136.071,94
 31-Dec-10                      9.251.323,36
 31-Jan-11                      9.367.501,65
 28-Feb-11                      9.483.989,46
 31-Mar-11                      9.598.503,33
 30-Apr-11                      9.715.531,30
 31-May-11                      9.832.047,06
 30-Jun-11                      9.941.530,61
 31-Jul-11                     10.066.556,13
 31-Aug-11                     10.184.567,58
 30-Sep-11                     10.302.844,69
 31-Oct-11                     10.421.639,89
 30-Nov-11                     10.539.448,42
 31-Dec-11                     10.657.759,06
 31-Jan-12                     10.767.101,37
 29-Feb-12                     10.896.712,32
 31-Mar-12                     11.015.009,98
 30-Apr-12                     11.135.156,49
 31-May-12                     11.254.764,87
 30-Jun-12                     11.375.451,09
 31-Jul-12                     11.495.582,95
 31-Aug-12                     11.616.811,28
 30-Sep-12                     11.738.312,50
 31-Oct-12                     11.859.234,84
 30-Nov-12                     11.981.281,78
 31-Dec-12                     12.102.733,43
 31-Jan-13                     12.225.328,51
 28-Feb-13                     12.348.199,56
 31-Mar-13                     12.468.657,17
 30-Apr-13                     12.592.075,98
 30-Jun-13                      ILLEGIBLE
 31-Jul-13                     12,962,151.06
 31-Aug-13                     13,086,680.77
 30-Sep-13                     13,211,490.80
 31-Oct-13                     13,335,622.43

 30-Nov-13                     13,460,992.86
 31-Dec-13                     13,585,668.03
 31-Jan-14                     13,711,601.33
 28-Feb-14                     13,837,818.12
 31-Mar-14                     13,961,304.50
 30-Apr-14                     14,088,083.40
 31-May-14                     14,214,124.67
 30-Jun-14                     14,341,472.69
 31-Jul-14                     14,468,065.96
 31-Aug-14                     14,595,985.62
30-Sept-14                     14,724,193.25
 31-Oct-14                     14,861,620.27
 30-Nov-14                     14,980,403.35
 31-Dec-14                     15,108,388.52
 31-Jan-15                     15,237,749.61
 28-Feb-15                     15,367,401.91
 31-Mar-15                     15,493,998.31
 30-Apr-15                     15,624,227.44
 31-May-15                     15,753,615.17
 30-Jun-15                     15,884,428.72
 31-Jul-15                     16,014,383.29
 31-Aug-15                     16,145,783.87
30-Sept-15                     16,277,480.23
 31-Oct-15                     16,408,291.05
 30-Nov-15                     16,540,578.35
 31-Dec-15                     16,671,962.33
 31-Jan-16                     16,804,843.17
 29-Feb-16                     16,938,023.14
 31-Mar-16                     17,069,042.97
 30-Apr-16                     17,202,817.68
 31-May-16                     17,335,644.33
 30-Jun-16                     17,470,019.19
 31-Jul-16                     17,603,427.93
 31-Aug-16                     17,738,405.59
30-Sept-16                     17,873,687.10
 31-Oct-16                     18,007,975.23
 30-Nov-16                     18,143,863.56
 31-Dec-16                     18,278,740.26
 31-Jan-17                     18,415,238.12
 29-Feb-17                     18,552,043.24
 31-Mar-17                     18,685,114.80
 30-Apr-17                     18,822,527.44
 31-May-17                     18,958,882.59
 30-Jun-17                     19,096,911.51
 31-Jul-17                     19,233,864.41

 31-Aug-17                     19,372,512.33
30-Sept-17                     19,511,472.37
 31-Oct-17                     19,649,328.38
 30-Nov-17                     19,788,911.55
 31-Dec-17                     19,927,371.96
 31-Jan-18                     20,067,581.03
 28-Feb-18                     20,208,105.74
 31-Mar-18                     20,344,544.48
 30-Apr-18                     20,485,692.66
 31-May-18                     20,625,670.98
 30-Jun-18                     20,767,452.00
 31-Jul-18                     20,908,044.13

30-Sept-18                      ILLEGIBLE
 31-Oct-18                     21,334,717.66
 30-Nov-18                     21,478,094.81
 31-Dec-18                     21,620,235.06
 31-Jan-19                     21,764,254.93
 28-Feb-19                     21,908,599.01
 31-Mar-19                     22,048,495.27
 30-Apr-19                     22,193,479.20
 31-May-19                     22,337,177.90
 30-Jun-19                     22,482,811.68
 31-Jul-19                     22,627,140.69
 31-Aug-19                     22,773,427.20
30-Sept-19                     22,920,043.02
 31-Oct-19                     23,065,324.52
 30-Nov-19                     23,212,597.43
 31-Dec-19                     23,358,516.26
 31-Jan-20                     23,506,449.17
 29-Feb-20                     23,654,715.09
 31-Mar-20                     23,799,879.35
 30-Apr-20                     23,948,805.81
 31-May-20                     24,096,328.45
 30-Jun-20                     24,245,922.24
 31-Jul-20                     24,394,092.14
 31-Aug-20                     24,544,356.23
30-Sept-11                     24,694,958.58
 31-Oct-20                     24,844,106.70
 30-Nov-20                     24,995,383.81
 31-Dec-20                     25,145,186.40
 31-Jan-21                     25,297,141.28
 28-Feb-21                     25,449,438.21
 31-Mar-21                     25,596,533.88
 30-Apr-21                     25,749,504.78

 31-May-21                     25,900,950.20
 30-Jun-21                     26,054,606.37
 31-Jul-21                     26,206,716.46
 31-Aug-21                     26,361,060.93
30-Sept-21                     26,515,752.85
 31-Oct-21                     26,668,867.53
 30-Nov-21                     26,824,252.36
 31-Dec-21                     26,978,039.10
 31-Jan-22                     27,134,119.89
 28-Feb-22                     27,290,552.04
 31-Mar-22                     27,441,391.15
 30-Apr-22                     27,598,515.00
 31-May-22                     27,753,988.45
 30-Jun-22                     27,911,815.98
 31-Jul-22                     28,067,971.96
 31-Aug-22                     28,226,506.30
30-Sept-22                     28,385,397.51
 31-Oct-22                     28,542,585.17
 30-Nov-22                     28,702,187.91
 31-Dec-22                     28,860,06*.69
 31-Jan-23                     29,020,383.11
 28-Feb-23                     29,181,061.42
 31-Mar-23                     29,335,744.40
 30-Apr-23                     29,497,132.61
 31-May-23                     29,656,742.16
 30-Jun-23                     29,818,852.97
 31-Jul-23                     29,979,163.39
 31-Aug-23                     30,142,000.00

                                      TRANCHE A                                  TRANCHE B
                 -----------------------------------------------       ----------------------------
                     Balance          Interests        Repayment          Balance         Interests
                 --------------      ----------       ----------       -------------     ----------
(ILLEGIBLE)      120.568.000,00                                        30.142.000,00
(ILLEGIBLE)      120.568.000,00      366.727,67                        30.142.000,00      94.947,30
(ILLEGIBLE)      120.344.858,84      733.455,33       223.141,16       30.142.000,00     189.894,60
(ILLEGIBLE)      120.120.360,24      732.097,89       224.498,60       30.142.000,00     189.894,60
(ILLEGIBLE)      119.894.495,95      730.732,19       225.864,29       30.142.000,00     189.894,60
(ILLEGIBLE)      119.667.257,64      729.358,18       227.238,31       30.142.000,00     189.894,60
(ILLEGIBLE)      119.438.636,97      727.975,82       228.620,67       30.142.000,00     189.894,60
(ILLEGIBLE)      119.208.625,52      726.585,04       230.011,45       30.142.000,00     189.894,60
(ILLEGIBLE)      118.977.214,83      725.185,81       231.410,69       30.142.000,00     189.894,60
(ILLEGIBLE)      118.744.396,40      723.778,06       232.818,43       30.142.000,00     189.894,60
(ILLEGIBLE)      118.510.161,66      722.361,74       234.234,74       30.142.000,00     189.894,60
(ILLEGIBLE)      118.274.501,98      720.936,82       235.659,68       30.142.000,00     189.894,60
(ILLEGIBLE)      118.037.408,71      719.503,22       237.093,27       30.142.000,00     189.894,60
(ILLEGIBLE)      117.798.873,13      718.060,90       238.535,58       30.142.000,00     189.894,60
(ILLEGIBLE)      117.558.886,45      716.609,81       239.986,68       30.142.000,00     189.894,60
(ILLEGIBLE)      117.317.439,85      715.149,89       241.446,60       30.142.000,00     189.894,60
(ILLEGIBLE)      117.074.524,45      713.681,09       242.915,40       30.142.000,00     189.894,60
(ILLEGIBLE)      116.830.131,32      712.203,36       244.393,13       30.142.000,00     189.894,60
(ILLEGIBLE)      116.584.251,46      710.716,63       245.879,86       30.142.000,00     189.894,60
(ILLEGIBLE)      116.336.875,83      709.220,86       247.375,63       30.142.000,00     189.894,60
(ILLEGIBLE)      116.087.995,34      707.715,99       248.880,49       30.142.000,00     189.894,60
(ILLEGIBLE)      115.837.600,82      706.201,97       250.394,52       30.142.000,00     189.894,60
(ILLEGIBLE)      115.585.683,07      704.678,74       251.917,75       30.142.000,00     189.894,60
(ILLEGIBLE)      115.332.232,82      703.146,24       253.450,25       30.142.000,00     189.894,60
(ILLEGIBLE)      115.077.240,74      701.604,42       254.992,08       30.142.000,00     189.894,60
(ILLEGIBLE)      114.820.697,47      700.053,21       256.543,27       30.142.000,00     189.894,60
(ILLEGIBLE)      114.562.593,55      698.492,58       258.103,92       30.142.000,00     189.894,60
(ILLEGIBLE)      114.302.919,51      696.922,44       259.674,04       30.142.000,00     189.894,60
(ILLEGIBLE)      114.041.665,78      695.342,76       261.253,73       30.142.000,00     189.894,60
(ILLEGIBLE)      113.778.822,76      693.753,47       262.843,02       30.142.000,00     189.894,60
(ILLEGIBLE)      113.514.380,77      692.154,51       264.441,99       30.142.000,00     189.894,60
(ILLEGIBLE)      113.248.330,10      690.545,82       266.050,67       30.142.000,00     189.894,60
(ILLEGIBLE)      112.980.660,95      688.927,34       267.669,15       30.142.000,00     189.894,60
(ILLEGIBLE)      112.711.363,48      687.299,02       269.297,47       30.142.000,00     189.894,60
(ILLEGIBLE)      112.440.427,78      685.660,79       270.935,70       30.142.000,00     189.894,60
(ILLEGIBLE)      112.167.843,90      684.012,30       272.583,88       30.142.000,00     189.894,60
(ILLEGIBLE)      111.893.601,79      682.354,38       274.242,11       30.142.000,00     189.894,60
(ILLEGIBLE)      111.617.691,38      680.686,08       275.910,41       30.142.000,00     189.894,60
(ILLEGIBLE)      111.340.102,51      679.007,62       277.588,87       30.142.000,00     189.894,60
(ILLEGIBLE)      111.060.824,98      677.318,96       279.277,53       30.142.000,00     189.894,60

(ILLEGIBLE)      110.779.848,51      675.620,02       280.976,47       30.142.000,00     189.894,60
(ILLEGIBLE)      110.497.162,76      673.910,75       282.685,75       30.142.000,00     189.894,60
(ILLEGIBLE)      110.212.757,34      672.191,07       284.405,42       30.142.000,00     189.894,60
(ILLEGIBLE)      109.926.621,80      670.460,94       286.135,54       30.142.000,00     189.894,60
(ILLEGIBLE)      109.638.745,59      668.720,28       287.876,21       30.142.000,00     189.894,60
(ILLEGIBLE)      109.349.118,13      666.969,04       289.627,46       30.142.000,00     189.894,60
(ILLEGIBLE)      109.057.728,78      665.207,14       291.389,35       30.142.000,00     189.894,60
(ILLEGIBLE)      108.764.566,81      663.434,52       293.161,97       30.142.000,00     189.894,60
(ILLEGIBLE)      108.469.621,43      661.651,11       294.945,38       30.142.000,00     189.894,60
(ILLEGIBLE)      108.172.881,80      659.856,86       296.739,63       30.142.000,00     189.894,60
(ILLEGIBLE)      107.874.337,01      658.051,70       298.544,79       30.142.000,00     189.894,60
(ILLEGIBLE)      107.573.976,07      656.235,55       300.360,94       30.142.000,00     189.894,60
(ILLEGIBLE)      107.271.787,94      654.408,35       302.188,14       30.142.000,00     189.894,60
 31-Jan-08         (ILLEGIBLE)       (ILLEGIBLE)      (ILLEGIBLE)      30.142.000,00     189.894,60
 29-Feb-08       106.354.148,86      648.859,80       307.736,69       30.142.000,00     189.894,60
 31-Mar-08       106.044.540,11      646.987,74       309.608,75       30.142.000,00     189.894,60
 30-Apr-08       105.733.047,91      645.104,29       311.492,20       30.142.000,00     189.894,60
 31-May-08       105.419.660,79      643.209,37       313.387,12       30.142.000,00     189.894,60
 30-Jun-08       105.104.367,24      641.302,94       315.293,55       30.142.000,00     189.894,60
 31-Jul-08       104.787.155,65      639.384,90       317.211,59       30.142.000,00     189.894,60
 31-Aug-08       104.468.014,36      637.455,20       319.141,29       30.142.000,00     189.894,60
 30-Sep-08       104.146.931,62      635.513,75       321.082,74       30.142.000,00     189.894,60
 31-Oct-08       103.823.895,63      633.560,50       323.035,99       30.142.000,00     189.894,60
 30-Nov-08       103.498.894,51      631.595,37       325.001,12       30.142.000,00     189.894,60
 31-Dec-08       103.171.916,29      629.618,27       326.978,22       30.142.000,00     189.894,60
 31-Jan-09       102.842.948,96      627.629,16       328.967,33       30.142.000,00     189.894,60
 28-Feb-09       102.511.980,41      625.627,94       330.968,55       30.142.000,00     189.894,60
 31-Mar-09       102.178.998,46      623.614,55       332.981,95       30.142.000,00     189.894,60
 30-Apr-09       101.843.990,88      621.586,91       335.007,58       30.142.000,00     189.894,60
 31-May-09       101.506.945,34      619.550,94       337.045,54       30.142.000,00     189.894,60
 30-Jun-09       101.167.849,43      617.500,58       339.095,91       30.142.000,00     189.894,60
 31-Jul-09       100.826.690,69      615.437,75       341.158,74       30.142.000,00     189.894,60
 31-Aug-09       100.483.456,57      613.362,37       343.234,12       30.142.000,00     189.894,60
 30-Sep-09       100.138.134,44      611.274,36       345.322,13       30.142.000,00     189.894,60
 31-Oct-09        99.790.711,60      609.173,65       347.422,84       30.142.000,00     189.894,60
 30-Nov-09        99.441.175,27      607.060,16       349.536,33       30.142.000,00     189.894,60
 31-Dec-09        99.089.512,60      604.933,82       351.662,67       30.142.000,00     189.894,60
 31-Jan-10        98.735.710,65      602.794,53       353.801,95       30.142.000,00     189.894,60
 28-Feb-10        98.379.756,39      600.642,24       355.954,26       30.142.000,00     189.894,60
 31-Mar-10        98.021.636,76      598.476,85       358.119,63       30.142.000,00     189.894,60
 30-Apr-10        97.661.338,56      596.298,29       360.298,20       30.142.000,00     189.894,60
 31-May-10        97.298.848,54      594.106,48       362.490,02       30.142.000,00     189.894,60
 30-Jun-10        96.934.153,38      591.901,33       364.695,16       30.142.000,00     189.894,60
 31-Jul-10        96.567.239,66      589.682,77       366.913,72       30.142.000,00     189.894,60

 31-Aug-10        96.198.093,88      587.450,71       369.145,78       30.142.000,00     189.894,60
 30-Sep-10        95.826.702,46      585.205,07       371.391,42       30.142.000,00     189.894,60
 31-Oct-10        95.453.051,74      585.945,77       373.650,72       30.142.000,00     189.894,60
 30-Nov-10        95.077.127,98      580.672,73       375.923,76       30.142.000,00     189.894,60
 31-Dec-10        94.698.917,35      578.385,86       378.210,63       30.142.000,00     189.894,60
 31-Jan-11        94.318.405,94      576.085,08       380.511,41       30.142.000,00     189.894,60
 28-Feb-11        93.935.579,76      573.770,30       382.826,18       30.142.000,00     189.894,60
 31-Mar-11        93.550.424,71      571.441,44       385.155,05       30.142.000,00     189.894,60
 30-Apr-11        93.162.926,64      569.098,42       387.498,07       30.142.000,00     189.894,60
 31-May-11        92.773.071,28      566.741,14       389.855,36       30.142.000,00     189.894,60
 30-Jun-11        92.380.844,31      564.369,52       392.226,97       30.142.000,00     189.894,60
 31-Jul-11        91.986.231,29      561.983,47       394.613,02       30.142.000,00     189.894,60
 31-Aug-11        91.589.217,71      559.582,91       397.013,58       30.142.000,00     189.894,60
 30-Sep-11        91.189.788,96      557.167,74       399.428,75       30.142.000,00     189.894,60
 31-Oct-11        90.787.930,35      554.737,88       401.858,61       30.142.000,00     189.894,60
 30-Nov-11        90.383.627,10      552.293,24       404.303,25       30.142.000,00     189.894,60
 31-Dec-11        89.976.864,35      549.883,73       406.762,75       30.142.000,00     189.894,60
 31-Jan-12        89.567.627,11      547.359,26       409.237,24       30.142.000,00     189.894,60
 29-Feb-12        89.155.900,36      544.869,73       411.726,75       30.142.000,00     189.894,60
 31-Mar-12        88.741.668,93      542.365,06       414.231,43       30.142.000,00     189.894,60
 30-Apr-12        88.324.917,59      539.845,15       416.751,34       30.142.000,00     189.894,60
 31-May-12        87.905.631,01      537.309,92       419.286,58       30.142.000,00     189.894,60
 30-Jun-12        87.483.793,78      534.759,26       421.837,23       30.142.000,00     189.894,60
 31-Jul-12        87.059.390,37      532.193,08       424.403,41       30.142.000,00     189.894,60
 31-Aug-12        86.632.405,17      529.611,29       426.985,20       30.142.000,00     189.894,60
 30-Sep-12        86.202.822,48      527.013,80       429.582,69       30.142.000,00     189.894,60
 31-Oct-12        85.770.626,49      524.400,50       432.195,99       30.142.000,00     189.894,60
 30-Nov-12        85.335.801,31      521.771,31       434.825,18       30.142.000,00     189.894,60
 31-Dec-12        84.898.330,95      519.126,12       437.470,36       30.142.000,00     189.894,60
 31-Jan-13        84.458.199,30      516.464,85       440.131,65       30.142.000,00     189.894,60
 28-Feb-13        84.015.390,19      513.787,38       442.809,11       30.142.000,00     189.894,60
 30-Apr-13         (ILLEGIBLE)       (ILLEGIBLE)      (ILLEGIBLE)      30.142.000,00     189.894,60
 31-May-13        82.670.734,68      505.656,85       450.939,64       30.142.000,00     189.894,60
(ILLEGIBLE)       82.217.051,83      502.916,64       453.682,85       30.142.000,00     189.894,60
(ILLEGIBLE)       81.760.609,07      500.153,73       456.442,76       30.142.000,00     189.894,60
(ILLEGIBLE)       81.301.389,62      497.377,04       459.219,45       30.142.000,00     189.894,60
(ILLEGIBLE)       80.839.376,58      494.583,45       462.013,04       30.142.000,00     189.894,60
(ILLEGIBLE)       80.374.552,96      491.772,87       464.823,62       30.142.000,00     189.894,60
(ILLEGIBLE)       79.906.901,67      488.945,20       467.651,29       30.142.000,00     189.894,60
(ILLEGIBLE)       79.436.405,50      486.100,32       470.496,17       30.142.000,00     189.894,60
(ILLEGIBLE)       78.963.047,14      483.238,13       473.358,36       30.142.000,00     189.894,60
(ILLEGIBLE)       78.486.809,19      480.358,54       476.237,95       30.142.000,00     189.894,60
(ILLEGIBLE)       78.007.674,12      477.461,42       479.135,07       30.142.000,00     189.894,60
(ILLEGIBLE)       77.525.624,32      474.546,68       482.049,80       30.142.000,00     189.894,60

(ILLEGIBLE)       77.040.642,04      471.614,21       484.982,28       30.142.000,00     189.894,60
(ILLEGIBLE)       76.552.709,46      468.663,91       487.932,58       30.142.000,00     189.894,60
(ILLEGIBLE)       76.061.808,62      465.695,65       490.900,84       30.142.000,00     189.894,60
(ILLEGIBLE)       75.567.921,46      462.709,34       493.887,16       30.142.000,00     189.894,60
(ILLEGIBLE)       75.071.029,83      459.704,86       496.891,63       30.142.000,00     189.894,60
(ILLEGIBLE)       74.571.115,44      456.682,10       499.914,39       30.142.000,00     189.894,60
(ILLEGIBLE)       74.068.159,90      453.640,95       502.955,54       30.142.000,00     189.894,60
(ILLEGIBLE)       73.562.144,71      450.581,31       506.015,19       30.142.000,00     189.894,60
(ILLEGIBLE)       73.053.051,27      447.503,05       509.093,44       30.142.000,00     189.894,60
(ILLEGIBLE)       72.540.860,84      444.406,06       512.190,43       30.142.000,00     189.894,60
(ILLEGIBLE)       72.025.554,59      441.290,24       515.306,25       30.142.000,00     189.894,60
(ILLEGIBLE)       71.507.113,56      438.155,46       518.441,03       30.142.000,00     189.894,60
(ILLEGIBLE)       70.985.518,67      435.001,61       521.594,89       30.142.000,00     189.894,60
(ILLEGIBLE)       70.460.750,76      431.828,57       524.767,91       30.142.000,00     189.894,60
(ILLEGIBLE)       69.837.790,50      428.636,23       622.960,26       30.142.000,00     189.894,60
(ILLEGIBLE)       69.401.618,49      425.424,48       436.172,01       30.142.000,00     189.894,60
(ILLEGIBLE)       68.867.215,18      422.193,18       534.403,31       30.142.000,00     189.894,60
(ILLEGIBLE)       68.329.560,92      418.942,23       537.654,26       30.142.000,00     189.894,60
(ILLEGIBLE)       67.788.635,92      415.671,50       540.925,00       30.142.000,00     189.894,60
(ILLEGIBLE)       67.244.420,29      412.380,87       544.215,63       30.142.000,00     189.894,60
(ILLEGIBLE)       66.696.849,03      409.070,22       547.571,26       30.142.000,00     189.894,60
(ILLEGIBLE)       66.146.036,98      405.739,44       550.812,05       30.142.000,00     189.894,60
(ILLEGIBLE)       65.591.828,88      402.388,39       554.208,10       30.142.000,00     189.894,60
(ILLEGIBLE)       65.034.249,35      399.016,96       557.579,53       30.142.000,00     189.894,60
(ILLEGIBLE)       64.473.277,87      395.625,02       560.971,48       30.142.000,00     189.894,60
(ILLEGIBLE)       63.908.893,82      392.212,44       564.384,05       30.142.000,00     189.894,60
(ILLEGIBLE)       63.341.076,44      388.779,10       567.817,38       30.142.000,00     189.894,60
(ILLEGIBLE)       62.769.804,83      385.324,88       571.271,61       30.142.000,00     189.894,60
(ILLEGIBLE)       62.195.057,99      381.849,65       574.746,84       30.142.000,00     189.894,60
(ILLEGIBLE)       61.616.814,77      378.353,27       578.243,22       30.142.000,00     189.894,60
(ILLEGIBLE)       61.035.053,90      374.835,62       581.760,87       30.142.000,00     189.894,60
(ILLEGIBLE)       60.449.753,99      371.296,58       585.299,91       30.142.000,00     189.894,60
(ILLEGIBLE)       59.860.893,50      367.736,00       588.860,49       30.142.000,00     189.894,60
(ILLEGIBLE)       59.268.450,78      364.153,77       592.442,72       30.142.000,00     189.894,60
(ILLEGIBLE)       58.672.404,03      360.549,74       596.046,75       30.142.000,00     189.894,60
(ILLEGIBLE)       58.072.731,33      356.923,79       599.672,70       30.142.000,00     189.894,60
(ILLEGIBLE)       57.469.410,72      353.275,78       603.320,61       30.142.000,00     189.894,60
(ILLEGIBLE)       56.862.419,72      349.605,58       606.991,00       30.142.000,00     189.894,60
(ILLEGIBLE)       56.251.736,28      345.913,05       610.683,44       30.142.000,00     189.894,60
(ILLEGIBLE)       55.637.337,85      342.198,06       614.398,43       30.142.000,00     189.894,60
(ILLEGIBLE)       55.019.201,83      338.460,47       618.136,02       30.142.000,00     189.894,60
(ILLEGIBLE)       54.397.305,49      334.700,14       621.896,34       30.142.000,00     189.894,60
(ILLEGIBLE)       53.771.625,94      330.916,94       625.679,55       30.142.000,00     189.894,60
(ILLEGIBLE)       53.142.140,17      327.110,72       629.485,77       30.142.000,00     189.894,60

(ILLEGIBLE)        52.508.825,04      323.281,35      633.315,13      30.142.000,00      189.894,60
(ILLEGIBLE)        51.871.657,23      319.428,69      637.167,81      30.142.000,00      189.894,60
(ILLEGIBLE)        51.230.613,32      315.552,58      641.043,91      30.142.000,00      189.894,60
(ILLEGIBLE)        50.585.669,83      311.652,90      644.943,59      30.142.000,00      189.894,60
(ILLEGIBLE)        49.936.802,73      307.729,49      648.867,00      30.142.000,00      189.894,60
 ILLEGIBLE           ILLEGIBLE         ILLEGIBLE      ILLEGIBLE         ILLEGIBLE         ILLEGIBLE
 31-Aug-18         47,966,421.89      295,815.48      660,781.01      30,142,000.00      189,894.60
30-Sept-18         47,301,621.14      291,795.73      664,800.76      30,142,000.00      189,894.60
 31-Oct-18         46,632,776.18      287,751.53      668,844.96      30,142,000.00      189,894.60
 30-Nov-18         45,959,862.41      283,682.72      672,913.33      30,142,000.00      189,894.60
 31-Dec-18         45,282,855.08      279,589.16      677,007.33      30,142,000.00      189,894.60
 31-Jan-19         44,601,729.29      275,470.70      681,125.79      30,142,000.00      189,894.60
 29-Feb-19         43,916,459.99      271,327.19      685,269.30      30,142,000.00      189,894.60
 31-Mar-19         43,227,021.96      267,158.46      689,438.03      30,142,000.00      189,894.60
 30-Apr-19         42,533,389.86      262,964.38      693,632.11      30,142,000.00      189,894.60
 31-May-19         41,835,538.16      258,744.79      697,851.70      30,142,000.00      189,894.60
 30-Jun-19         41,133,441.19      254,499.52      702,096,97      30,142,000.00      189,894.60
 31-Jul-19         40,427,073.13      250,228.43      706,368.06      30,142,000.00      189,894.60
 31-Aug-19         39,716,408.00      245,931.36      710,665.13      30,142,000.00      189,894.60
30-Sept-19         39,001,419.66      241,608.15      714,988.34      30,142,000.00      189,894.60
 31-Oct-19         38,282,081,81      237,258.64      719,337.85      30,142,000.00      189,894.60
 30-Nov-19         37,558,367.98      232,882.66      723,713.83      30,142,000.00      189,894.60
 31-Dec-19         36,830,251.57      228,480.07      728,116.42      30,142,000.00      189,894.60
 31-Jan-20         36,097,705.77      224,050.70      732,545.79      30,142,000.00      189,894.60
 28-Feb-20         35,360,703.66      219,594.38      737,002.11      30,142,000.00      189,894.60
 31-Mar-20         34,619,218.12      215,110.95      741,485.54      30,142,000.00      189,894.60
 30-Apr-20         33,873,221.87      210,600.24      745,996.25      30,142,000.00      189,894.60
 31-May-20         33,122,687.48      206,062.10      750,534.39      30,142,000.00      189,894.60
 30-Jun-20         32,367,587.34      201,496.35      755,100.14      30,142,000.00      189,894.60
 31-Jul-20         31,607,893,67      196,902.82      759,693.67      30,142,000.00      189,894.60
 31-Aug-20         30,843,578.54      192,281.35      764,315.14      30,142,000.00      189,894.60
30-Sept-20         30,074,613.81      187,631.77      768,964.72      30,142,000.00      189,894.60
 31-Oct-20         29,300,971.23      182,953.90      773,642.59      30,142,000.00      189,894.60
 30-Nov-20         28,522,622.31      178,247.57      778,348.92      30,142,000.00      189,894.60
 31-Dec-20         27,739,538.44      173,512.62      783,083.87      30,142,000.00      189,894.60
 31-Jan-21         26,951,690.81      168,748.86      787,847.63      30,142,000.00      189,894.60
 28-Feb-21         26,159,050.44      163,956.12      792,640.37      30,142,000.00      189,894.60
 31-Mar-21         25,361,588.17      159,134.22      797,462.27      30,142,000.00      189,894.60
 30-Apr-21         24,559,274.68      154,282.99      802,313.50      30,142,000.00      189,894.60
 31-May-21         23,752,080.44      149,402.25      807,194.24      30,142,000.00      189,894.60
 30-Jun-21         22,939,975.77      144,491.82      812,104.67      30,142,000.00      189,894.60
 31-Jul-21         22,122,930.80      139,551.52      817,044.97      30,142,000.00      189,894.60
 31-Aug-21         21,300,915.47      134,581.16      822,015.33      30,142,000.00      189,894.60
30-Sept-21         20,473,899.55      129,580.57      827,015.92      30,142,000.00      189,894.60
 31-Oct-21         19,641,852.62      124,549.56      832,046.93      30,142,000.00      189,894.60
 30-Nov-21         18,804,744.07      119,487.94      837,108.55      30,142,000.00      189,894.60
 31-Dec-21         17,962,543,10      114,395.53      842,200.96      30,142,000.00      189,894.60

 31-Jan-22         17,115,218.75      109,272.14      847,324.35      30,142,000.00      189,894.60
 28-Feb-22         16,262,739.84      104,117.58      852,478.91      30,142,000.00      189,894.60
 31-Mar-22         15,405,075.02       98,931.67      857,664.82      30,142,000.00      189,894.60
 30-Apr-22         14,542,192.73       93,714.21      862,882.28      30,142,000.00      189,894.60
 31-May-22         13,674,064.25       88,465.01      868,131.48      30,142,000.00      189,894.60
 30-Jun-22         12,800,648.63       83,183.87      873,412,62      30,142,000.00      189,894.60
 31-Jul-22         11,921,922,75       77,870,61      878,725,88      30,142,000.00      189,894.60
 31-Aug-22         11,037,851.29       72,525.03      884,071.46      30,142,000.00      189,894.60
30-Sept-22         10,148,401.73       67,146.93      889,449.56      30,142,000.00      189,894.60
 31-Oct-22          9,253,541.35       61,736.11      894,860.38      30,142,000.00      189,894.60
 30-Nov-22          8,353,237.24       56,292.38      900,304.11      30,142,000.00      189,894.60
 31-Dec-22          7,447,456.28       50,815.53      905,780.96      30,142,000.00      189,894.60
 31-Jan-23          6,536,165.15       45,305.36      911,291.13      30,142,000.00      189,894.60
 29-Feb-23          5,619,330.33       39,761.67      916,834.82      30,142,000.00      189,894.60
 31-Mar-23          4,696,916.10       34,184.26      922,412.23      30,142,000.00      189,894.60
 30-Apr-23          3,768,894.53       28,572.92      928,023.57      30,142,000.00      189,894.60
 31-May-23          2,835,225.48       22,927.44      933,669.05      30,142,000.00      189,894.60
 30-Jun-23          1,895,876.61       17,247.62      939,348.87      30,142,000.00      189,894.60
 31-Jul-23            950,813.37       11,533.11      945,063.24      30,142,000.00      189,894.60
 31-Aug-23                  0.00        5,784.11      950,813.37               0.00      189,894.60

(ILLEGIBLE)

CONTRIBUTION          ACC. RESERVE
------------          ------------
30-Sept-03              95,350.68
31-Oct-03               95,350.68
30-Nov-03               95,350.68
31-Dec-03               95,350.68
31-Jan-04               95,350.68
29-Feb-04               95,350.68
31-Mar-04               95,350.68
30-Apr-04               95,350.68
31-May-04               95,350.68
30-Jun-04               95,350.68
31-Jul-04               95,350.68
31-Aug-04               95,350.68
30-Sept-04              95,350.68
31-Oct-04               95,350.68
30-Nov-04               95,350.68
31-Dec-04               95,350.68
31-Jan-05               95,350.68
28-Feb-05               95,350.68
31-Mar-05               95,350.68
30-Apr-05               95,350.68
31-May-05               95,350.68
30-Jun-05               95,350.68
31-Jul-05               95,350.68
31-Aug-05               95,350.68
30-Sept-05              95,350.68
31-Oct-05               95,350.68
30-Nov-05               95,350.68
31-Dec-05               95,350.68
31-Jan-06               95,350.68

28-Feb-06               95,350.68
31-Mar-06               95,350.68
30-Apr-06               95,350.68
31-May-06               95,350.68
30-Jun-06               95,350.68
31-Jul-06               95,350.68
31-Aug-06               95,350.68
30-Sept-06              95,350.68
31-Oct-06               95,350.68
30-Nov-06               95,350.68
31-Dec-06               95,350.68
31-Jan-07               95,350.68
28-Feb-07               95,350.68
31-Mar-07               95,350.68
30-Apr-07               95,350.68
31-May-07               95,350.68
30-Jun-07               95,350.68
31-Jul-07               95,350.68
31-Aug-07               95,350.68
30-Sept-07              95,350.68
31-Oct-07               95,350.68
30-Nov-07               95,350.68
31-Dec-07               95,350.68
31-Jan-08               95,350.68
29-Feb-08               95,350.68
31-Mar-08               95,350.68
30-Apr-08               95,350.68
31-May-08               95,350.68
30-Jun-08               95,350.68
31-Jul-08               95,350.68
31-Aug-08               95,350.68
30-Sept-08              95,350.68
31-Oct-08               95,350.68
30-Nov-08               95,350.68
31-Dec-08               95,350.68
31-Jan-09               95,350.68
28-Feb-09               95,350.68
31-Mar-09               95,350.68
30-Apr-09               95,350.68
31-May-09               95,350.68
30-Jun-09               95,350.68
31-Jul-09               95,350.68
31-Aug-09               95,350.68
30-Sept-09              95,350.68
31-Oct-09               95,350.68

30-Nov-09               95,350.68
31-Dec-09               95,350.68
31-Jan-10               95,350.68
28-Feb-10               95,350.68
31-Mar-10               95,350.68
30-Apr-10               95,350.68
31-May-10               95,350.68
30-Jun-10               95,350.68
31-Jul-10               95,350.68
31-Aug-10               95,350.68
30-Sept-10              95,350.68
31-Oct-10               95,350.68
30-Nov-10               95,350.68
31-Dec-10               95,350.68
31-Jan-11               95,350.68
28-Feb-11               95,350.68
31-Mar-11               95,350.68
30-Apr-11               95,350.68
31-May-11               95,350.68
30-Jun-11               95,350.68
31-Jul-11               95,350.68
31-Aug-11               95,350.68
30-Sept-11              95,350.68
31-Oct-11               95,350.68
30-Nov-11               95,350.68
31-Dec-11               95,350.68
31-Jan-12               95,350.68
29-Feb-12               95,350.68
31-Mar-12               95,350.68
30-Apr-12               95,350.68
31-May-12               95,350.68
30-Jun-12               95,350.68
31-Jul-12               95,350.68
31-Aug-12               95,350.68
30-Sept-12              95,350.68
31-Oct-12               95,350.68
30-Nov-12               95,350.68
31-Dec-12               95,350.68
31-Jan-13               95,350.68
28-Feb-13               95,350.68
31-Mar-13               95,350.68
30-Apr-13               95,350.68
31-May-13               95,350.68
30-Jun-13               95,350.68
31-Jul-13               95,350.68
31-Aug-13               95,350.68

30-Sept-13              95,350.68
31-Oct-13               95,350.68
30-Nov-13               95,350.68
31-Dec-13               95,350.68
31-Jan-14               95,350.68
28-Feb-14               95,350.68
31-Mar-14               95,350.68
30-Apr-14               95,350.68
31-May-14               95,350.68
30-Jun-14               95,350.68
31-Jul-14               95,350.68
31-Aug-14               95,350.68
30-Sept-14              95,350.68
31-Oct-14               95,350.68
30-Nov-14               95,350.68
31-Dec-14               95,350.68
31-Jan-15               95,350.68
28-Feb-15               95,350.68
31-Mar-15               95,350.68
30-Apr-15               95,350.68
31-May-15               95,350.68
30-Jun-15               95,350.68
31-Jul-15               95,350.68
31-Aug-15               95,350.68
30-Sept-15              95,350.68
31-Oct-15               95,350.68
30-Nov-15               95,350.68
31-Dec-15               95,350.68
31-Jan-16               95,350.68
29-Feb-16               95,350.68
31-Mar-16               95,350.68
30-Apr-16               95,350.68
31-May-16               95,350.68
30-Jun-16               95,350.68
31-Jul-16               95,350.68
31-Aug-16               95,350.68
30-Sept-16              95,350.68
31-Oct-16               95,350.68
30-Nov-16               95,350.68
31-Dec-16               95,350.68
31-Jan-17               95,350.68
28-Feb-17               95,350.68
31-Mar-17               95,350.68
30-Apr-17               95,350.68
31-May-17               95,350.68
30-Jun-17               95,350.68
31-Jul-17               95,350.68
31-Aug-17               95,350.68
30-Sept-17              95,350.68

31-Oct-17               95,350.68
30-Nov-17               95,350.68
31-Dec-17               95,350.68
31-Jan-18               95,350.68
28-Feb-18               95,350.68
31-Mar-18               95,350.68
30-Apr-18               95,350.68
31-May-18               95,350.68
30-Jun-18               95,350.68
31-Jul-18               95,350.68
31-Aug-18               95,350.68
30-Sept-18              95,350.68
31-Oct-18               95,350.68
30-Nov-18               95,350.68
31-Dec-18               95,350.68
31-Jan-19               95,350.68
28-Feb-19               95,350.68
31-Mar-19               95,350.68
30-Apr-19               95,350.68
31-May-19               95,350.68
30-Jun-19               95,350.68
31-Jul-19               95,350.68
31-Aug-19               95,350.68
30-Sept-19              95,350.68
31-Oct-19               95,350.68
30-Nov-19               95,350.68
31-Dec-19               95,350.68
31-Jan-20               95,350.68
29-Feb-20               95,350.68
31-Mar-20               95,350.68
30-Apr-20               95,350.68
31-May-20               95,350.68
30-Jun-20               95,350.68
31-Jul-20               95,350.68
31-Aug-20               95,350.68
30-Sept-20              95,350.68
31-Oct-20               95,350.68
30-Nov-20               95,350.68
31-Dec-20               95,350.68
31-Jan-21               95,350.68
28-Feb-21               95,350.68
31-Mar-21               95,350.68
30-Apr-21               95,350.68
31-May-21               95,350.68
30-Jun-21               95,350.68
31-Jul-21               95,350.68
31-Aug-21               95,350.68

30-Sept-21              95,350.68
31-Oct-21               95,350.68
30-Nov-21               95,350.68
31-Dec-21               95,350.68
31-Jan-22               95,350.68
28-Feb-22               95,350.68
31-Mar-22               95,350.68
30-Apr-22               95,350.68
31-May-22               95,350.68
30-Jun-22               95,350.68
31-Jul-22               95,350.68
31-Aug-22               95,350.68
30-Sept-22              95,350.68
31-Oct-22               95,350.68
30-Nov-22               95,350.68
31-Dec-22               95,350.68
31-Jan-23               95,350.68
28-Feb-23               95,350.68
31-Mar-23               95,350.68
30-Apr-23               95,350.68
31-May-23               95,350.68
30-Jun-23               95,350.68
31-Jul-23               95,350.68
31-Aug-23               95,350.68
                    22,884,163.40

                                                                       ILLEGIBLE

WITH MY INTERVENTION: It is recorded that the consent has been freely given, that the granting is conform to the legality and the will duly informed that the grantors or participants and that the parties with a sole signature reproduce in the page 4 have given their conformity to all the content of the present deed comprising 21 pages, including the current one, numbered 1 to 21, inclusive, Santa Cruz de Tenerife, on the first of August 2003. The Nopotary

WITH MY INTERVENTION
NICOLAS QUNTANA PLASENCIA, NOTARY

[An illegible signature, paraph and round rubber-stamp of the Notary]

                  AMENDATORY NON-EXTINCTIVE NOVATION AGREEMENT

                                     BETWEEN

                          NAVIERA TEEKAY GAS III, S.A.

                                    AS LENDER

                                       AND

                           TEEKAY SHIPPING SPAIN, S.A.

                                  AS GUARANTOR

                                       AND

          CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA")

              CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA")

           CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID")

                          CAIXA D'ESTALVIS DE CATALUNYA

                      CAJA DE AHORROS DE CASTILLA LA MANCHA

                   CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA

                            CAJA DE AHORROS DE MURCIA

                  CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA

                       CAJA DE AHORROS MUNICIPAL DE BURGOS

                        CAJA DE AHORROS DEL MEDITERRANEO

     MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y
                              ANTEQUERA ("UNICAJA")

                      INSTITUTO DE CREDITO OFICIAL ("ICO")

                    CAJA DE AHORROS DE SANTANDER Y CANTABRIA

                               BANCO GALLEGO, S.A.

           CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ

              MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ

                            LICO LEASING, S.A. E.F.C.

                              AS LENDING FACILITIES

                      [GOMEZ-ACEBO & POMBO ABOGADOS LOGO]


                                                                          [SEAL]

                  AMENDATORY NON-EXTINCTIVE NOVATION AGREEMENT

In Madrid, on July 2, 2004

With the intervention of the Notary of the Distinguished Association of Madrid, Mr. Pedro de Elizalde y Aymerich

                                   THE PARTIES

Of the one part,

Mr. Pedro Manuel Solana Martinez, of age, with National Identity Card number 25943811-H and professional residence on Calle Musgo 5, Madrid, who takes part in the name and on behalf of NAVIERA TEEKAY GAS III, S.A. (formerly known as NAVIERA F. TAPIAS GAS III, S.A.) (hereinafter, the "BORROWER"), with registered offices on Calle Musgo 5, Madrid and Tax Identification Number A-82715756, by virtue of the power of attorney deed executed before the Notary of Madrid Mr. Juan Carlos Caballeria Gomez, on June 30, 2004, under his protocol number 2454.

And of the other,

Mr. Pedro Manuel Solana Martinez, of age, with National Identity Card number 25943811-H and professional residence on Calle Musgo 5, Madrid, in the name and on behalf of TEEKAY SHIPPING SPAIN, S.A. (formerly known as NAVIERA F. TAPIAS, S.A.) (hereinafter, the "GUARANTOR") with registered offices on Calle Musgo 5, Madrid and Tax Identification Number A-78553153, as per the power of attorney deed executed on June 30, 2004 before the Notary of Madrid Mr. Juan Carlos Caballeria Gomez, under his protocol number 2453.

And of the other,

Mr. Pablo Francisco Herrero Martinez, of age, with professional residence on Avenida de Garcia Barbon 1 y 3, Vigo and National Identity Card number 1084898-B, in the name and on behalf of CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA"), with registered offices on Avenida Garcia Barbon 1 y 3, Vigo and Tax Identification Number G-36600369. He is empowered for this proceeding by virtue of the power of attorney deed executed on May 17, 1990 before the Notary of Vigo Mr. Manuel Martinez Rebollido, under his protocol number 823.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

Mr. Angel Garcia Llamazares, of age, with professional residence on Avenida Diagonal 621-629, Barcelona and National Identity Card number 14860370-R, by virtue of the power of attorney deed executed on March 25, 1993 before the Notary of Barcelona Mr. Josep Vicente Martinez-Borso Lopez, under his protocol number 900, and Ms. Ana Maria Perez Fernandez, of age, with professional residence on Avenida Diagonal 621-629, Barcelona and National Identity Card number 393979-N, by virtue of the power of attorney deed executed on April 29, 1997 before the Notary of Barcelona Mr. Ignacio Manrique Plaza, under his protocol number 1589, in the name and on behalf of CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA"), with registered offices on Avenida Diagonal 621-629, Barcelona and Tax Identification Number G-58-899998.

Mr. Cesar Diaz de Teran Lopez, of age, with professional residence on Plaza del Celenque, Madrid and with National Identity Card number 5138373-M, by virtue of the power of attorney deed executed on November 15, 1999 before the Notary of Madrid Mr. Gerardo Munoz de Dios, under his protocol number 6753, and Ms. Isabel Lopez Esnaola, of age, with professional residence on Plaza del Celenque 2, Madrid and National Identity Card number 30571227-H, by virtue of the power of attorney deed executed on April 2, 2001 before the Notary of Madrid Mr. Gerardo Munoz de Dios, under his protocol number 2134, in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID"), with registered offices on Plaza del Celenque 2, Madrid and Tax Identification Number G-28029007.

Ms. Maria Belen Borque San Martin, of age, with professional residence on Plaza Antonio Maura 6, Barcelona and National Identity Card number 824654-N, in the name and on behalf of CAIXA D'ESTALVIS DE CATALUNYA, with registered offices on Plaza Antonio Maura 6, Barcelona and Tax Identification Number G-08169815 by virtue of the power of attorney deed executed on September 30, 2002 before the Notary of Barcelona Mr. Jose Marqueno de Llano, under his protocol number 2390.

Mr. Adolfo Ruiz Ciruelos, of age, with professional residence on Parque San Julian 20, Cuenca and National Identity Card number 3063460-K, and Mr. Jose Luis Irala Puyo, of age, with professional residence on Parque San Julian 20, Cuenca and National Identity Card number 3788120-C, in the name and on behalf of CAJA DE AHORROS DE CASTILLA LA MANCHA, with registered offices on Parque San Julian 20, Cuenca and Tax Identification Number G-161131336, both by virtue of the power of attorney deed executed on May 9, 2002 before the Notary of Cuenca Mr. Carlos de la Haza Guijarro, under his protocol number 1127.

Mr. Andres Perez Martin, of age, with professional residence on Plaza Santa Teresa, 10, and National Identity Card number 6513273-H, in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA, with registered offices on Plaza Santa Teresa

                                                                          [SEAL]

Novation Syndicated Loan Teekay

10, Avila and Tax Identification Number G-05011846 by virtue of the power of attorney deed executed on September 27, 1988 before the Notary of Avila Mr. Jose Maria Martinez de Artola e Idoy, under his protocol number 1320.

Mr. Alfonso Estrada Fernandez-Hontoria, of age, with professional residence on Gran Via Escultor Salzillo 23, Murcia and National Identity Card number 50829764-V, in the name and on behalf of CAJA DE AHORROS DE MURCIA, with registered offices on Gran Via Escultor Salzillo 23, Murcia and Tax Identification Number G-30010185 by virtue of the power of attorney deed executed on November 24, 2003 before the Notary of Murcia Mr. Carlos Penafiel de Rio, under his protocol number 5751.

Mr. Nicolas Mora de Manuel, of age, with professional residence on Avenida de Carlos III 8, Pamplona and with National Identity Card number 412924-M, in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA, with registered offices on Avenida de Carlos III 8, Pamplona and Tax Identification Number G-31/00199-3 by virtue of the power of attorney deed executed on June 17, 2002 before the Notary of Pamplona Mr. Francisco Salinas Frauca, under his protocol number 1600.

Ms. Maria Roda Neve, of age, with professional residence on Plaza de la Libertad s/n (Casa del Cordon), Burgos and with National Identity Card number 2894705-V, in the name and on behalf of CAJA DE AHORROS MUNICIPAL DE BURGOS, with registered offices on Plaza de la Libertad s/n (Casa del Cordon), Burgos and Tax Identification Number G-09000787 by virtue of the power of attorney deed executed on April 14, 2004 before the Notary of Burgos Mr. Jose Luis Herrero Ortega, under his protocol number 803.

Mr. Juan Legorburo Escobar, of age, with professional residence on Calle San Fernando 40, Alicante and with National Identity Card number 51383908-A, in the name and on behalf of CAJA DE AHORROS DEL MEDITERRANEO, with registered offices on Calle San Fernando 40, Alicante and Tax Identification Number G-03046562 by virtue of the power of attorney deed executed on January 29, 1999 before the Notary of Alicante Mr. Jose Maria Iriarte Calvo, under his protocol number 254.

Mr. Pedro Escobar Rodriguez, of age, with professional residence on Avenida de Andalucia 10 y 12, Malaga and with National Identity Card number 1098088-E, in the name and on behalf of MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA ("UNICAJA"), with registered offices on Avenida de Andalucia 10 y 12, Malaga and Tax Identification Number G-29498086 by virtue of the power of attorney deed executed on June 30, 1998 before the Notary of Malaga Mr. Jose Manuel de Torres Puentes, under his protocol number 2729.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

Mr. Jose Ignacio Gonzalez Martinez, of age, with professional residence on Paseo del Prado 4, Madrid and with National Identity Card number 30581641-J, in the name and on behalf of INSTITUTO DE CREDITO OFICIAL ("ICO"), with registered offices on Paseo del Prado 4, Madrid and Tax Identification Number Q-2876002-C, by virtue of the power of attorney deed executed on February 14, 2003 before the Notary of Madrid Mr. Pedro-Jose Bartolome Fuentes, under his protocol number 565.

Ms. Marta Gonzalez Gonzalez, of age, with professional residence on Plaza de Velarde 3, Santander and National Identity Card number 2636301-H, and Mr. Francisco Jose Orduna Martinez, of age, with professional residence on Plaza de Velarde 3, Santander and National Identity Card number 51675383-H, in the name and on behalf of CAJA DE AHORROS DE SANTANDER Y CANTABRIA, with registered offices on Plaza de Velarde 3, Santander and Tax Identification Number C-39/003785 by virtue of the power of attorney deed executed on July 17, 2002 before the Notary of Santander Mr. Javier Asin Zurita, under his protocol number 1781.

Ms. Victoria Orasio Aneas, of age, with professional residence on Calle Melilla 1, Torrejon (Madrid) and with National Identity Card number 51385401-C, by virtue of the power of attorney deed executed on February 17, 2000 before the Notary of La Coruna Mr. Federico Macineira Teijeiro, under his protocol number 413, and Mr. Juan Jose Urbina Pascual, of age, with professional residence on Calle Alemania 1, Pozuelo (Madrid) and National Identity Card number 15907614-D, by virtue of the power of attorney deed executed on February 17, 2000 before the Notary of La Coruna Mr. Federico Macineira Teijeiro, under his protocol number 432, in the name and on behalf of BANCO GALLEGO, S.A., with registered offices on Plaza de Cervantes 15, Santiago de Compostela and Tax Identification Number A-80042112.

Mr. Jose Luis Perez Perez, of age, with professional residence on Calle Gran Via 6, Madrid and National Identity Card number 51320437-P, in the name and on behalf of CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ, with registered offices on Plaza de San Francisco 1, Seville and Tax Identification Number G-41/000167 by virtue of the power of attorney deed executed on June 6, 2003 before the Notary of Seville Mr. Antonio Ojeda Escobar, under his protocol number 2416.

Mr. Juan Moreno Moreno, of age, with professional residence on Paseo de San Francisco 18, Badajoz and National Identity Card number 02493687-G, in the name and on behalf of MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ, with registered offices on Paseo de San Francisco 18, Badajoz and Tax Identification Number G-06000681 by virtue of the power of attorney deed executed on January 7, 2002 before the Notary of Badajoz Mr. Luis PIa Rubio, under his protocol number 26.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

Mr. Manuel P. Bernaldez Bernaldez, of age, with professional residence on Miguel Angel 23, Madrid and National Identity Card number 7209747-Y, in the name and on behalf of LICO LEASING, S.A. E.F.C., with registered offices on Miguel Angel 23, Madrid and Tax Identification Number A-28167799 by virtue of the power of attorney deed executed on May 19, 1978 before the Notary of Madrid Mr. Antonio Rodriguez Adrados, under his protocol number 1204.

(the aforementioned institutions will hereinafter be referred to individually as the "LENDING FACILITY" and jointly as the "LENDING FACILITIES").

All of the above will hereinafter be referred to as the "PARTIES".

                                    RECITALS

I. Whereas on October 2, 2000 and with the intervention of Madrid Notary Mr. Jose Enrique Cachon Blanco, the BORROWER and GUARANTOR executed a syndicated loan agreement with CAIXANOVA, LA CAIXA, CAJA MADRID and ICO in an amount of 154,000,000 Euros. Subsequently, the rest of the LENDING FACILITIES joined the loan agreement by means of: (i) an amendatory and stake assignment agreement executed before the Notary of Madrid Mr. Luis Ramallo Garcia on October 31, 2000 and (ii) an assignment agreement executed on December 15, 2000 before the aforementioned notary Mr. Luis Ramallo Garcia. The loan agreement and amendments and assignments indicated in this recital will hereinafter be referred to as the "LOAN AGREEMENT".

II. Whereas the Parties have agreed upon a series of amendments to the Loan Agreement consisting of: (i) the elimination of the Maintenance and Repairs Account, (ii) the biannual endowment of the Grounding Account,
      (iii) the modification of the system for endowment of the Reserve Account,
      (iv) the modification of the operating system for the Income Account and
      (v) the partial lifting of the prohibition on the trading of derivatives by the BORROWER.

III. Whereas the GUARANTOR is in agreement with the modifications stipulated herein (the "AGREEMENT") and pursuant to which the deposit furnished in guarantee of the obligations of the BORROWER under the Loan Agreement maintains all its effects.

IV. Whereas in view of the foregoing, the Parties agree to formalize this amendatory non-extinctive novation agreement in accordance with the following

                                    CLAUSES

ONE. AMENDMENTS TO THE LOAN AGREEMENT

                                                                          [SEAL]

Novation Syndicated Loan Teekay

1.1. Loan Accounts

With regard to the Loan Accounts regulated in Clause TWENTY of the Loan Agreement, the parties have agreed as follows:

      - The Maintenance and Repairs Account is eliminated;

      - The Grounding Account will hereinafter be endowed biannually instead of monthly;

      - The endowment of the Reserve Account will take place in accordance with
      Exhibit I to this Agreement. Nevertheless, the balance of the Reserve Account may be less than the one that corresponds to each one of the dates established in the aforementioned Exhibit I ("REFERENCE DATES") providing that: (i) the existence of agreements is accredited by the Borrower - to the satisfaction of the Agent - relative to the coverage of interest rates in force to ensure that the balance of the Reserve Account coincides with the contents of the aforementioned Exhibit for a subsequent Reference Date, and (ii) that the pledge on the aforementioned coverage agreements is carried out in accordance with the model attached hereto as Exhibit II.

      - The amounts that, in accordance with the Loan Agreement, should be deposited in the Income Account will be placed at the free disposal of the BORROWER to cover the operating Expenses of the BORROWER in accordance with the budget negotiated and revised annually with the LENDING FACILITIES, always providing that, after each drawdown is made, the balance remaining in the Income Account is sufficient to cover the payments of interest, fees and repayment of Tranches A y B of the Loan, and the endowment of the Reserve and, where appropriate, Grounding Accounts that should be undertaken by the BORROWER within the corresponding month.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

      Likewise, and with regard to the Income Accounts, the parties state the following:

      - The reference to "interest of Tranches A and B of the Loan" established in Clause TWENTY 2 of the Loan Agreement includes, in all cases and in addition to the interest payable to the LENDING FACILITIES at the Rates applicable to the Loan pursuant to the contents of Clauses NINE through THIRTEEN of the Loan Agreement, any settlements that, where appropriate, should be made by the BORROWER to its counterpart by virtue of the contents of the IRS Agreements.

Which, for the clarification purposes, the Parties agree to reflect in the Loan Agreement.

Consequently, Clause TWENTY of the Loan Agreement is amended, and will hereinafter have the following wording:

"TWENTY- TREASURY MANAGEMENT AND DISTRIBUTION

1. General provisions

The BORROWER undertakes to have the following accounts (the "Accounts") open by the date of execution of this agreement, in the Agent's Branch on Serrano 3,
Madrid:

      (i)   Income account

      (ii)  Grounding Account

      (iii) Reserve account

      (iv)  Insurance account

The balances of the aforementioned accounts will be secured as of the opening thereof in guarantee of the obligations of the BORROWER pursuant to the terms of Clause TWENTY SIX below. The Accounts should therefore remain open for the duration of this Agreement.

The Accounts will solely be placed at the BORROWER's disposal subject to the limits and in accordance with the requirements established in the remaining subsections of this Clause, although the restrictions thus established will not affect and may not be alleged by the BORROWER in order to avoid making any payments due

                                                                          [SEAL]

Novation Syndicated Loan Teekay
in accordance with this Agreement on their respective maturity dates. At no time may the Accounts have a zero or negative balance.

The balance existing at any given time in the Accounts will be paid by the Agent at the interest rate and according to the conditions negotiated in each one of the agreements for the opening of the respective accounts.

Without prejudice to the contents of the remaining subsections of this Clause, the Agent may reject any drawdown requests from any of the Accounts under any of the following circumstances: (i) it a Cause of Early Maturity has occurred; (ii) if, as a result of the drawdown request, a Cause of Early Maturity occurs, (iii) if, in the well-founded opinion of the Agent and if the drawdown takes place as requested, the resulting balance following the drawdown will not be sufficient to cover the financial expenses deriving from this Agreement and the endowments to any other Accounts that, where appropriate, should be made pursuant to the contents of this Agreement, and (iv) when the Agent has not been able to quantify the financial expenses because it has not received information from the Borrower on the monthly settlement of the IRS Agreements.

2. Income account

All drawdowns made by the BORROWER from the Loan will be deposited in the Income Account.

The BORROWER will furthermore make sure that all quantities from the Time-Charter Agreement or other income that should not be earmarked toward another specific account of those indicated in this agreement are deposited in the Income Account.

The BORROWER may solely dispose of the Income Account during the Drawdown Period in order to make payments in accordance with the Construction Agreement and during the Repayment Period in order to attend to the following payments:

      (i) Payment of interest and fees for Tranches A and B of the Loan.

      (ii) Repayment, where appropriate, of Tranches A and B of the Loan.

      (iii) Endowment of the Grounding Account in the amount agreed between the BORROWER and the LENDING FACILITIES (with the counsel of the Technical Advisor).

                                                                          [SEAL]

Novation Syndicated Loan Teekay

      (iv) Endowment of the Reserve Account.

      (v) Operating expenses of the BORROWER pursuant to the budget negotiated and revised annually with the LENDING FACILITIES.

For the purposes of the contents of this subsection, the reference to "interest on Tranches A and B of the Loan" includes, in all cases and in addition to any interest payment to the LENDING FACILITIES at the Rates applicable to the Loan pursuant to the contents of Clauses NINE through THIRTEEN of this Agreement, any settlements that, where appropriate, should be made by the BORROWER to its counterpart by virtue of the contents of the IRS Agreements.

At the conclusion of the calendar year, as of the delivery of the Vessel (and therefore as of the start of the effective validity of the Time-Charter Agreement), any remaining balance that, where appropriate, is left in the Income Account may be freely disposed of by the BORROWER always providing that all the payments listed above have been made and that no cause for Early Maturity has taken place.

Any interest that the Income Account accrues will be deposited monthly in the Reserve Account until this is completely endowed.

3, Grounding Account

The Grounding Account will be endowed by completed biannual periods as of the delivery date of the Vessel - with quantities from the Fleet transferred from the Income Account and in accordance with the quantity agreed upon between the BORROWER and the LENDING FACILITIES (advised by the Technical Advisor).

The BORROWER may only dispose of the Grounding Account to attend to those expenses deriving from the entry of the Vessel into dry dock with the frequency contained in the Time-Charter Agreement or to attend to non-customary groundings in those cases in which this is necessary as a result of accidents, breakdowns or maintenance.

Once drawdowns have been made from the Grounding Account for the permitted purpose, it will be reendowed in the same terms contained above.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

4.    Reserve Account

The Reserve Account will be endowed monthly with income from the Fleet (Capex and Opex) as well as with interest from the Income Account, in the manner and with the quantities established in Exhibit I. Nevertheless, the balance of the Reserve Account may be less that the one that corresponds to each one of the dates established in the aforementioned Exhibit I ("Reference Dates) providing that (i) the existence of agreements is accredited by the Borrower - to the satisfaction of the Agent - relative to the coverage of interest rates in force to ensure that the balance of the Reserve Account coincides with the contents of the aforementioned Exhibit for a subsequent Reference Date, and (ii) the pledge on the aforementioned coverage agreements is carried out in accordance with the model attached hereto as Exhibit II.

The Reserve Account may only be drawn to cover (i) contingencies in periodic payment obligations of principal and interest due in accordance with this agreement for both Tranches, and (ii) the balance that remains on the Date of Final Maturity, for repayment of Tranche B.

The principal of the Reserve Account will be reinvested monthly at an interest rate equivalent to the EURIBOR less 0.25%.

This reserve account will be revised monthly and restructured and recapitalized as necessary in order to comply with its Purpose.

5.    Insurance Account

The BORROWER will ensure that all casualty amounts from insurance companies as a result of casualties that take place and which are covered by these are deposited in the Insurance Account.

When the quantities deposited in the Insurance Account come from payments corresponding to loss of profit insurance and any others covering loss of profit for any circumstance, the BORROWER may solely dispose of the Insurance Account to cover the payments indicated in subsection 2 above for the Income Account and in the same order established in such subsection.

When the quantities deposited in the Insurance Account correspond to the coverage of the damage that has taken place in the Vessel,(i) if the damages have caused

                                                                          [SEAL]

Novation Syndicated Loan Teekay
the Total Loss of the Vessel (and this is thus determined by the insurance company, in which case a copy of the corresponding report or appraisal should be sent to the Technical Adviser of the LENDING FACILITIES) all quantities received from the insurance companies will be applied toward the obligatory early repayment of the two Tranches of this financing, (ii) if the damages produced are reparable (and this is thus determined by the insurance company, in which case a copy of the corresponding report or appraisal should be sent to the Technical Advisor of the LENDING FACILITIES) the BORROWER may dispose of such quantities in order to proceed with the repair of the Vessel.

1.2   Derivatives

The Parties agreed to proceed to partially lift the BORROWER's prohibition from carrying out derivative transactions The BORROWER may therefore subscribe derivative transactions providing that these are carried out as a means for endowing the Reserve Account.

Consequently subsection seven (7) of Clause NINETEEN of the Loan Agreement is amended and will hereinafter have the following wording:

"7. THE BORROWER will not perform derivative transactions with the exception of:
(i) the IRS Agreements, (ii) where appropriate, the financial derivatives tied to the Loan under the aegis of Royal Decree 442/1994 referenced in point 6 above and (iii) those derivatives approved by the Agent for facilitating the endowment of the Reserve Account referred to in clause TWENTY of this Agreement pursuant to the terms of Exhibit I. The BORROWER likewise undertakes that the coverage of the insurance contracted is sufficient to cover any costs that could be incurred as a result of doing away with the financial derivatives assigned to the transaction in advance".

TWO. SECURITIES

2.1 In that the parties have agreed upon the elimination of the Maintenance and Repairs Account envisaged in Clause TWENTY of the Loan Agreement, the pledge on the financial rights deriving from such Maintenance and Repairs Account is rendered null and void, established by virtue of the pledge policy executed by CAIXANOVA and the BORROWER on October 2, 2000, with the intervention of the Notary of Madrid Mr. Jose Enrique Cachon

                                                                          [SEAL]

Novation Syndicated Loan Teekay

Blanco. The Parties nevertheless agree to ratify the remaining contents of such pledge policy, which remain fully in force with regard to the real pledge rights established on any financial rights that could derive from the Income Account, Grounding Account, Reserve Account and Insurance Account.

2.2 The BORROWER and the GUARANTOR hereby ratify each and every one of the securities furnished on October 2, 2000 as security for the Loan Agreement.

2.3 The GUARANTOR and the BORROWER undertake to perform any actions necessary and to execute as many public or private documents as may be necessary or advisable to reflect the agreements made in this Agreement, so that each and every one of the securities furnished to ensure the fulfillment of the Loan Agreement are maintained with all their effects, while adapted to the contents of this Agreement.

2.4 For the purpose of the power envisaged in subsection 7 of clause TWENTY TWO of the Loan Agreement, the Parties expressly note for the record that the pledge on the coverage agreements referred to in subsection 4 of clause TWENTY of the Loan Agreement (as amended by this Agreement) constitutes a security on the loan for all purposes, whereby the Agent will be fully empowered to execute, in representation of the rest of the lending facilities, any public or private documents that are necessary or advisable and to perform any actions necessary for the full effectiveness of such security.

THREE. DISPOSAL OF INCOME ACCOUNT

Upon the execution of this amendatory non-extinctive novation agreement, the BORROWER is empowered to dispose of any amounts, against the Income Account, that shall have been paid from January 1, 2004 to date as settlements made by the Borrower to its counterpart in fulfillment of the IRS Agreements.

FOUR. AMENDATORY AND NON-EXTINCTIVE NOVATION

Anything that has not been expressly amended continues to be fully valid in its terms with full force and effects, with the understanding that this

                                                                          [SEAL]

Novation Syndicated Loan Teekay

Agreement is an amendatory, non-extinctive novation of the Loan Agreement and that this Agreement forms an integral part of the Loan Agreement for all purposes.

FIVE. DEFINED TERMS

Any terms that are not defined in this Agreement should be interpreted pursuant to and in accordance with the Loan Agreement.

SIX. EXPENSES AND TAXES

Any expenses and taxes deriving from the execution and formalization of this Agreement as well as any that are necessary for the amendment of the securities pursuant to the contents of the preceding Clause will be the expense of the BORROWER, including any expenses and fees of notaries and legal advisors taking part therein.

SEVEN. APPLICABLE LAW AND JURISDICTION

This Agreement will be interpreted and fulfilled pursuant to its own terms and governed by Spanish law.

For the resolution of any controversies that may arise with regard to the fulfillment, execution and interpretation of this Agreement, the Parties submit to the exclusive jurisdiction of Courts and Tribunals of Madrid.

And in witness whereof, the Parties sign this document in 20 originals and for one sole purpose with the intervention of the Notary, in the place and on the date appearing in the heading.

The Parties, by means of their signature on this last sheet, show their full approval with the integral contents of this Agreement, for whose documentary evidence and with the consent of the signatories the Notary Public takes part, attesting to the identity and capacity of the Parties, to the legitimacy of their signatures and the entire contents of the Agreement and, after making the legal warnings, he stamps and signs all of the pages, giving all copies original status as well as full commercial and procedural effects.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

NAVIERA TEEKAY GAS III, S.A.          TEEKAY SHIPPING SPAIN, S.A.
(Illegible signature)                 (Illegible signature)
BY PROXY                              BY PROXY
MR. PEDRO MANUEL SOLANA MARTINEZ      MR. PEDRO MANUEL SOLANA MARTINEZ
CAIXA DE AFORROS DE VIGO              CAIXA D'ESTALVILS I PENSIONS DE BARCELONA
OURENSE E PONTEVEDRA                  (LA CAIXA)
("CAIXANOVA")                         (Illegible signature)
(Illegible signature)                 BY PROXY
BY PROXY                              MR. ANGEL GARCIA LLAMAZARES
MR. PABLO FRANCISCO HERRERO MARTINEZ  (Illegible signature)
                                       BY PROXY
                                      MS. ANA MARIA PEREZ FERNANDEZ
CAJA DE AHORROS Y MONTE DE PIEDAD     CAIXA D'ESTALVIS DE CATALUNYA
DE MADRID ("CAJA MADRID")             (Illegible signature)
(Illegible signature)                 BY PROXY
BY PROXY                              MS. MARIA BELEN BORQUE SAN MARTIN
MR. CESAR DIAZ DE TERAN LOPEZ
(Illegible signature)
BY PROXY
MS. ISABEL LOPEZ ESNAOLA

CAJA DE AHORROS DE CASTILLA LA        CAJA DE AHORROS Y MONTE DE PIEDAD
MANCHA                                DE AVILA
(Illegible signature)                 (Illegible signature)
BY PROXY                              By proxy
MR. ADOLFO RUIZ CIRUELOS              MR. ANDRES PEREZ MARTIN
[SIGNATURE]
BY PROXY
MR. JOSE LUIS IRALA PUYO
CAJA DE AHORROS DE MURCIA             MONTE DE AHORROS Y MONTE DE
 (Illegible signature)                PIEDAD DE NAVARRA
BY PROXY                              (Illegible signature)
MR. ALFONSO ESTRADA FERNANDEZ-        BY PROXY
HONTORIA                              MR. NICOLAS MORA DE MANUEL
                                      CAJA DE AHORROS DEL MEDITERRANEO
CAJA DE AHORROS MUNICIPAL DE BURGOS   (Illegible signature)
(Illegible signature)                 BY PROXY
BY PROXY                              MR. JUAN LEGORBURO ESCOBAR
MS. MARIA RODA NEVE                   INSTITUTO DE CREDITO OFICIAL
MONTES DE PIEDAD Y CAJAS DE           (Illegible signature)
AHORROS DE RONDA, CADIZ,ALMERIA,      BY PROXY
ALMERIA, MALAGA Y ANTEQUERA           MS. JOSE IGNACIO GONZALEZ MARTINEZ
("UNICAJA")
(Illegible signature)
BY PROXY
MR. PEDRO ESCOBAR RODRIGUEZ

CAJA DE AHORROS DE SANTANDER Y        BANCO GALLEGO, S.A.
CANTABRIA                             [SIGNATURE]
[SIGNATURE]                           BY PROXY
BY PROXY                              MS. VICTORIA ORASIO ANEAS
MS. MARTA GONZALEZ GONZALEZ           [SIGNATURE]
[SIGNATURE]                           BY PROXY
BY PROXY                              MR. JUAN JOSE URBINA PASCUAL
MR. FRANCISCO JOSE ORDUNA MARTINEZ
CAJA DE AHORROS PROVINCIAL SAN        MONTE DE PIEDAD Y CAJA GENERAL DE

                                                                          [SEAL]

Novation Syndicated Loan Teekay

FERNANDO DE SEVILLA YJEREZ            AHORROS DE BADAJOZ
[SIGNATURE]                           [SIGNATURE]
BY PROXY                              BY PROXY
MR. JOSE LUIS PEREZ PEREZ             MR. JUAN MORENO MORENO

                               INTERVENING NOTARY

             With my intervention, Mr. Pedro de Elizalde y Aymerich

                            With my intervention on
                        this agreement comprised of
                        37 numbered pages, which
                        I sign and seal

                                                                          [SEAL]

Novation Syndicated Loan Teekay

                                   EXHIBIT I,

                        ENDOWMENT OF THE RESERVE ACCOUNT

                                                                          [SEAL]

Novation Syndicated Loan Teekay

   DATE              ACC. BALANCE
   ----              ------------
15-Aug-03
30-Aug-03
30-Sept-03             95,350.68
31-Oct-03             191,019.86
30-Nov-03             286,800.55
31-Dec-03             382,776.02
31-Jan-04             478,988.36
29-Feb-04             575,417.29
31-Mar-04             671,979.72
30-Apr-04             768,843.10
31-May-04             865,868.68
30-Jun-04             963,168.52
31-Jul-04           1,060,617.44
31-Aug-04           1,158,355.67
30-Sept-04          1,256,313.92
31-Oct-04           1,354,401.45
30-Nov-04           1,452,801.02
31-Dec-04           1,551,316.60
31-Jan-05           1,650,159.44
28-Feb-05           1,749,224.78
31-Mar-05           1,848,132.07
30-Apr-05           1,947,643.07
31-May-05           2,047,236.65
30-Jun-05           2,147,195.85
31-Jul-05           2,247,224.16
31-Aug-05           2,347,633.55
30-Sept-05          2,448,268.98
31-Oct-05           2,548.953.16
30-Nov-05           2,650,041.77
31-Dec-05           2,751,165.51
31-Jan-06           2,852,709.33
28-Feb-06           2,954,481.73
31-Mar-06           3,055,839.60
30-Apr-06           3,158,069.26
31-May-06           3,260,299.73
30-Jun-06           3,362.989.65
31-Jul-06           3,465.666.54
31-Aug-06           3,568,818.76
30-Sept-06          3,672,203.19
31-Oct-06           3,775,553.69
30-Nov-06           3,879,403.50
31-Dec-06           3,983,205.37
31-Jan-07           4,087,522.63
28-Feb-07           4,192,074.71
31-Mar-07           4,295,948.91
30-Apr-07           4,400,970.18
31-May-07           4,505,908.28
30-Jun-07           4,611,402.18
31-Jul-07           4,716,798,71

Novation Syndicated Loan Teekay

 31-Aug-07           4,822,767.35
30-Sept-07           4,928,974.53
 31-Oct-07           5,035,062.88
 30-Nov-07           5,141,747.96
 31-Dec-07           5,248,299.83
 31-Jan-08           5,355,464.93
 29-Feb-08           5,462,871.27
 31-Mar-08           5,569,726.01
 30-Apr-08           5,677,614.67
 31-May-08           5,785,333.91
 30-Jun-08           5,893,707.93
 31-Jul-08           6,001,897.92
 31-Aug-08           6,110,759.44
30-Sept-08           6,219,866.02
 31-Oct-08           6,328,766.55
 30-Nov-08           6,438,363.88
 31-Dec-08           6,547,740.40
 31-Jan-09           6,657,830.66
 28-Feb-09           6,768,168.75
 31-Mar-09           6,877,280.79
 30-Apr-09           6,988,112.88
 31-May-09           7,098,687.01
 30-Jun-09           7,210,017.51
 31-Jul-09           7,321,075.06
 31-Aug-09           7,432,906.17
30-Sept-09           7,544,989.03
 31-Oct-09           7,656,776.30
 30-Nov-09           7,769,363.11
 31-Dec-09           7,881,639.18
 31-Jan-10           7,994,732.18
 28-Feb-10           8,108,079.76
 31-Mar-10           8,219,916.17
 30-Apr-10           8,333,770.65
 31-May-10           8,447,276.28
 30-Jun-10           8,561,642.57
 31-Jul-10           8,675,644.61
 31-Aug-10           8,790,524.99
30-Sept-10           8,905,663.97
 31-Oct-10           9,020,415.45
 30-Nov-10           9,136,071.94
 31-Dec-10           9,251,325.36
 31-Jan-11           9,367,501.65
 28-Feb-11           9,483,939.46
 31-Mar-11           9,598,573.33
 30-Apr-11           9,715,531.30
 31-May-11           9,832,047.06
 30-Jun-11           9,949,530.61
 31-Jul-11          10,066,556.13
 31-Aug-11          10,184,567.58
30-Sept-11          10,302,844.69
 31-Oct-11          10,420,639.89
 30-Nov-11          10,539,448.42

Novation Syndicated Loan Teekay

31-Dec-11           10,657,759.06
31-Jan-12           10,777,101.37
29-Feb-12           10,896,712.32
31-Mar-12           11,015,009.98
30-Apr-12           11,135,156.49
31-May-12           11,254,764.87
30-Jun-12           11,375,451.09
31-Jul-12           11,495,582.95
31-Aug-12           11,616,811.28
30-Sept-12          11,738,312.50
31-Oct-12           11,859,234.84
30-Nov-12           11,981,281.78
31-Dec-12           12,102.733.43
31-Jan-13           12,225,328.51
28-Feb-13           12,348,199.56
31-Mar-13           12,468,657.17
30-Apr-13           12,592,075.98
31-May-13           12,714,858.23
30-Jun-13           12,838,831.26
31-Jul-13           12,962,151.06
31-Aug-13           13,086,680.77
30-Sept-13          13,211,490.80
31-Oct-13           13,335,622.43
30-Nov-13           13,460,992.86
31-Dec-13           13,585,668.03
31-Jan-14           13,711,601.33
28-Feb-14           13,837,818.12
31-Mar-14           13,961,304.50
30-Apr-14           14,088,083.40
31-May-14           14,214,124.67
30-Jun-14           14,341,472.69
31-Jul-14           14,468,065.96
31-Aug-14           14,595,985.62
30-Sept-14          14,724,193.25
31-Oct-14           14,851,620.27
30-Nov-14           14,980,403.35
31-Dec-14           15,108,388.52
31-Jan-15           15,237,749.61
28-Feb-15           15,367,401.91
31-Mar-15           15,493,998.31
30-Apr-15           15,624,227.44
31-May-15           15,753,615.17
30-Jun-15           15,884,428.72
31-Jul-15           16,014,383.29
31-Aug-15           16,145,783.87
30-Sept-15          16,277,480.23
31-Oct-15           16,408,291.05
30-Nov-15           16,540,578.35
31-Dec-15           16,671,962.33
31-Jan-16           16,804,843.17
29-Feb-16           16,938,023.14
31-Mar-16           17,069,042.97

Novation Syndicated Loan Teekay

30-Apr-16           17,202,817,68
31-May-16           17,335,644.33
30-Jun-16           17,470,019.19
31-Jul-16           17,603,427.93
31-Aug-16           17,738,405.59
30-Sept-16          17,873,687.10
31-Oct-16           18,007,975.23
30-Nov-16           18,143,863.56
31-Dec-16           18,278,740.26
31-Jan-17           18,415,238.12
28-Feb-17           18,552,043.24
31-Mar-17           18,685,114.80
30-Apr-17           18,822,527.44
31-May-17           18,958,882.59
30-Jun-17           19,096,911.51
31-Jul-17           19,233,864.41
31-Aug-17           19,372,512.33
30-Sept-17          19,511,472.37
31-Oct-17           19,649,328.38
30-Nov-17           19,788,911.55
31-Dec-17           19,927,371.96
31-Jan-18           20,067,581.03
28-Feb-18           20,208,105.74
31-Mar-18           20,344,544.48
30-Apr-18           20,485,692.66
31-May-18           20,625,670.98
30-Jun-18           20,767,452.00
31-Jul-18           20,908,044.13
31-Aug-18           21,050,460.79
30-Sept-18          21,193,198.05
31-Oct-18           21,334,717.66
30-Nov-18           21,478,094.81
31-Dec-18           21,620,235.06
31-Jan-19           21,764,254.93
28-Feb-19           21,908,599.01
31-Mar-19           22,048,495.27
30-Apr-19           22,193,479.20
31-May-19           22,337,177.90
30-Jun-19           22,482,811.68
31-Jul-19           22,627,140.69
31-Aug-19           22,773,427.20
30-Sept-19          22,920,043.02
31-Oct-19           23,065,324.52
30-Nov-19           23,212,597.43
31-Dec-19           23,358,516.26
31-Jan-20           23,506,449.17
29-Feb-20           23,654,715.09
31-Mar-20           23,799,879.35
30-Apr-20           23,948,805.81
31-May-20           24,096,328.45
30-Jun-20           24,245,922.24
31-Jul-20           24,394,092.14

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

31-Aug-20           24,544,356.23
30-Sept-20          24,694,958.58
31-Oct-20           24,844,106.70
30-Nov-20           24,995,383.81
31-Dec-20           25,145,186.40
31-Jan-21           25,297,141.28
28-Feb-21           25,449,438.21
31-Mar-21           25,596,533.88
30-Apr-21           25,749,504.78
31-May-21           25,900,950.20
30-Jun-21           26,054,606.37
31-Jul-21           26,206,716.46
31-Aug-21           26,361,060.93
30-Sept-21          26,515,752.85
31-Oct-21           26,668,867.53
30-Nov-21           26,824,252.36
31-Dec-21           26,978,039.10
31-Jan-22           27,134,119.89
28-Feb-22           27,290,552.04
31-Mar-22           27,441,391.15
30-Apr-22           27,598,515.00
31-May-22           27,753,988.45
30-Jun-22           27,911,815.98
31-Jul-22           28,067,971.96
31-Aug-22           28,226,506.30
30-Sept-22          28,385,397.51
31-Oct-22           28,542,585.17
30-Nov-22           28,702,187.91
31-Dec-22           28,860,065.69
31-Jan-23           29,020,383.11
28-Feb-23           29,181,061.42
31-Mar-23           29,335,744.40
30-Apr-23           29,497,132.61
31-May-23           29,656,742.16
30-Jun-23           29,818,852.97
31-Jul-23           29,979,163.39
31-Aug-23           30,142,000.00

                                                                          [SEAL]

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

                                   EXHIBIT II

                                  PLEDGE MODEL

                                                                          [SEAL]

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

         "PLEDGE ON CREDIT RIGHTS DERIVING FROM THE COVERAGE AGREEMENT"

In [], on the [] day of [] of 20[].

With the intervention of Mr. [ ], Notary of the Distinguished Association of [ ], with professional residence in this city

                                   THE PARTIES

Of the one part

Mr. [ ], of age, with professional residence on [ ] and National Identity Card number [ ], in the name and on behalf of CAIXA DE AFORROS DE VIGO OURENSE E PONTEVEDRA, with registered offices in Vigo, Avda. Garcia Barbon 1-3, with Tax Identification Number G-36600369 (hereinafter, the "AGENT"), who takes part in his own name and in the name and on behalf of the Syndicate of LENDING FACILITIES comprised of CAIXA D'ESTALVIS I PENSIONS DE BARCELONA, CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID, CAIXA D'ESTALVIS DE CATALUNYA, CAJA DE AHORROS DE CASTILLA LA MANCHA, CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA, CAJA DE AHORROS DE MURCIA, CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA, CAJA DE AHORROS MUNICIPAL DE BURGOS, CAJA DE AHORROS DEL MEDITERRANEO, MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA "UNICAJA", INSTITUTO DE CREDITO OFICIAL, CAJA DE AHORROS DE SANTANDER Y CANTABRIA, BANCO GALLEGO, S.A., CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ, MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ, and LICO LEASING, S.A. E.F.C. that has executed, in favor of NAVIERA TEEKAY GAS III, S.A. (the "BORROWER"), the Loan Agreement referenced in the recitals of this document (hereinafter, the "LENDING FACILITIES", which likewise includes the AGENT). He takes part by virtue of the powers granted to him by means of the deed executed on [ ] and the power of attorney contained in Clause 22.7 of the Loan Agreement to which reference is made below.

                                                                          [SEAL]

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

And of the other part,

Mr. [ ], of age, with professional residence on [ ] and National Identity Card number [ ], in the name and on behalf of NAVIERA TEEKAY GAS III, S.A. (hereinafter the "PLEDGOR"), a Spanish company, with registered offices on calle Musgo no. 5 28023 Madrid, with Tax Identification Number A-78553153. Company incorporated for an indefinite period by means of the Deed executed in Madrid before the Notary Mr. Francisco Echavarri Lomo, under his Protocol number 1,791, on file in the Madrid Companies Register in Volume 15546, Folio 1, Page number M-26584, entry 1.

He acts by virtue of [ ].

They have, in my judgment and as they take part, sufficient legal capacity with which to execute this Pledge on Credit Rights deriving from the Coverage Agreement whereby they declare the following

                                    RECITALS

I. Whereas the LENDING FACILITIES executed a syndicated loan agreement with NAVIERA TEEKAY GAS III, S.A. on October 2, 2000, for a total amount of 150,710,000 (one hundred and fifty million seven hundred and ten thousand) Euros divided into two tranches, Tranche A in a total maximum amount of 120,568,000 (one hundred and twenty million five hundred and sixty eight thousand) Euros and Tranche B in a total maximum amount of 30,142,000 (thirty million one hundred and forty two thousand) Euros, for financing the construction of a vessel (Hull no. 319, the "VESSEL") for the transport of liquefied gas with an approximate capacity of 138,000 cubic meters, constructed by the shipbuilder IZAR CONSTRUCCIONES NAVALES, S.A. Such loan agreement was executed by means of the document with the intervention of the Notary of Madrid Mr. Jose Enrique Cachon Blanco. The agreements dated October 31, 2000, December 15, 2000 and [ ] executed with the intervention of the Notary of Madrid Mr. Luis Ramallo Garcia amended some points and assigned given stakes in the loan.

      The aforementioned loan agreement, together with all of its amendments, will hereinafter be referred to as the "LOAN AGREEMENT".

                                                                          [SEAL]

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

II. Whereas the Pledgor has executed the coverage agreement, a photocopy of which is attached as Exhibit I hereto (the "COVERAGE AGREEMENT").

      The company executing the Coverage Agreement with the Pledgor will be referred to as the "COUNTERPART".

III. Whereas the LENDING FACILITIES and the Pledgor have agreed, as an essential element of the Loan Agreement, to the establishment of a pledge on the rights of the Pledgor deriving from the Coverage Agreement.

IV. Whereas in accordance with the contents of the Loan Agreement, the parties hereby agree to formalize this pledge which they put into effect pursuant to the following

                                     CLAUSES

ONE. ESTABLISHMENT OF THE PLEDGE

In guarantee of the complete and timely fulfillment of the obligations and responsibilities that derive or could derive from the Loan Agreement in the future, including the repayment of principal, payment of interest, even interest on arrears, fees, costs, expenses and any other accessory concepts that could exist, thereby covering all of the financial obligations deriving from the aforementioned agreement for which NAVIERA TEEKAY GAS III, S.A. is responsible, without prejudice to any other securities that the LENDING FACILITIES hold or could hold in the future, such Pledgor establishes in favor of the LENDING FACILITIES, which the AGENT accepts in the capacity in which it takes part, a real pledge right on all financial rights that derive or could derive in the future from the Coverage Agreement.

TWO. NOTICES

In view of the object of this pledge, dispossession is substituted by a notice that should be made by the Pledgor to the debtor of the secured right, in other words, the Counterpart. The parties instruct the Notary so that, by means of the Communication attached herewith as Exhibit II, the Counterpart may be notified of the establishment of the pledge and the content of this policy, likewise instructing it, unless indicated in writing by the AGENT to the contrary, to deposit all payments deriving from the Coverage Agreement into the bank account that the

                                                                          [SEAL]

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                                                                              25

Pledgor has open in the AGENT under number [Reserve Account].

If the Pledgor does not issue the notices, the Pledgor hereby irrevocably empowers the AGENT to issue any appropriate notices.

THREE. LEX COMISORIA

This agreement, either on its own or together with any other, cannot infringe the contents of section 1859 of the Civil Code and, consequently, in no case does it allow the LENDING FACILITIES to receive more than is due them as a result of the exercise of the pledge, nor may they take possession of the secured objects without prejudice to the possibility of the execution of the pledge in its various forms, as established below.

FOUR. PROCEDURE

The LENDING FACILITIES may, throughout the life of the pledge, undertake any actions deemed necessary or advisable to protect the secured rights in their favor. For this purpose, and in those cases in which this agreement is not sufficient, the Pledgor undertakes to execute any power of attorney or other type of deed as may be necessary.

By real subrogation, the money delivered or paid as a result of the credits assigned and secured will likewise be earmarked toward the security established in this agreement.

The security established in this agreement likewise includes any natural or civil proceeds, including interest, resulting from the secured rights and will adhere to the contents of this agreement for such rights.

In their capacity as secured creditors, the LENDING FACILITIES will be empowered with regard to the assigned credits to exercise any actions for claim or defense that concern the Pledgor, as holder of the secured rights, and to undertake the procedure for collection of the secured credits, either directly or by means of third parties.

                                                                          [SEAL]

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

FIVE. EXECUTION OF THE PLEDGE

5.1   Requirements

The Pledge may be executed in the event of a breach of the obligations included in the Loan Agreement or, in general, in the event of grounds for early maturity, pursuant to the terms established therein.

5.2   Notarial or legal execution

For the exercise of the real secured action, and without prejudice to any universal equity liability of NAVIERA TEEKAY GAS III, S.A. that is in no way understood as limited by the establishment of the pledge, the LENDING FACILITIES may choose to file any proceeding legally available to them, whether ordinary judicial, declarative or executive, or the extrajudicial proceeding envisaged in section 1872 of the Civil Code, without the use of any process precluding the possibility of resorting to any of the others, insofar as the obligations secured by this pledge have not been covered in their entirety.

For the purposes of sections 572.2 and 573 of the Ley de Enjuiciamiento Civil (Spanish Civil Procedure Code), all parties to the Loan Agreement have agreed that any quantity due at any time by NAVIERA TEEKAY GAS III, S.A. to any LENDING FACILITY will be as specified in the certificate issued by the AGENT in representation of any of the LENDING FACILITIES, all of which will reflect the books and entries on the loan account. Such quantity will be deemed as liquid, due and payable providing that such certificate is formalized by a Notary who will attest to the fact that the calculation of the quantity is consistent with the procedure agreed upon by the parties and that it coincides with the amount appearing in the loan account.

The presentation of a notarized copy of this agreement together with the certificate mentioned in the preceding paragraph and certificate from number 5 of section 517.2 of the Spanish Civil Procedure Code, indicating that the debt is liquid, due and payable, will suffice for the exercise of the action deriving from the pledge.

                                                                          [SEAL]

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

The AGENT should in any case previously notify the Pledgor of the quantity due.

Should the LENDING FACILITIES proceed to execute the pledge on the secured credits by the procedure envisaged in section 1872 of the Civil Code, both parties agree as follows:

      (i) The addresses for summons and notices are those indicated in the heading of this document.

      (ii) The auction will not be subject to a base rate. Auctions may be awarded by assignment to a third party.

      (iii) The Notary appointed by the AGENT will be the competent Commissioner, where appropriate, for the execution.

      (iv) The Notary authorized to perform the sale is expressly empowered to take any measures necessary to guarantee the publicity and transparency of the auction. Among other measures, he may demand the deposit of securities by the bidders prior to the auction.

      (v) The price obtained from the auction will be delivered directly by the Notary to the AGENT unless, where appropriate, any difference exists between the price obtained from the auction and the amount of the debt.

      (vi) The execution will not be interrupted for any reason whatsoever, unless by order of an authority with powers for this, or by payment of the total amount due for the obligations secured by this document prior to the award of the auctioned credits.

      The auctions will be advertised ten (10) days before they are to be held, and at least seven (7) days must transpire between each one and, if necessary, these may be advertised simultaneously. The Pledgor will be given the same advance notice. The AGENT or the LENDING FACILITIES or any one of these may take part in the auction. In the event of the award of the credits to any of these, the debt of NAVIERA TEEKAY GAS III, S.A. will be deemed as compensated up to the amount of the price for the award of the rights.

                                                                          [SEAL]

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                                                                              28

      If the first and second auctions are deserted, the LENDING FACILITIES may take ownership of the object of the pledge and, in this case, will issue a receipt for the entirety of the debt.

      With the exception of the case set forth in the preceding paragraph, the LENDING FACILITIES will maintain all rights and actions against NAVIERA TEEKAY GAS III, S.A. for that part of the credit for the obligations deriving from the Loan Agreement that has not been satisfied or that has not been collected by means of the execution of this pledge. In this case a receipt will be given for the quantity that has actually been received.

5.3   Execution without an auction

      Given the nature of the secured credit rights and after fulfilling the requirements for execution set forth in subsection 5.1 above, the LENDING FACILITIES may decide to execute the pledge either as set forth in point
      5.2 above or by applying the monetary balance of such secured rights to the payment of the credit, without the need for a prior auction, following notice to the Pledgor, copy of which should be sent to the Counterpart.

      Such notice will be sent by notary accompanied by the certificate to which paragraph two of clause 5.2 above makes reference. After sending the notice, it will be understood that the award of the full ownership of the secured rights has taken place automatically in favor of the LENDING FACILITIES and the LENDING FACILITIES may exercise such rights and receive the payment thereof from the Counterpart directly, indicating the account to which this should be made, which the Pledgor hereby irrevocably authorizes, with the ability of the AGENT to give any instructions deemed advisable to this respect.

      The LENDING FACILITIES will issue a receipt for the payment of the quantity received, thereby reducing the debt of NAVIERA TEEKAY GAS III, S.A. by such quantity.

      All quantities obtained as a result of the execution of the pledge will be applied, in the first place, to the obligations pending under Tranche A, and solely insofar as such obligations have been paid, to those deriving from Tranche B.

SIX.  WAIVER OF THE PLEDGE

                                                                          [SEAL]

Novation Syndicated Loan Teekay

The LENDING FACILITIES may at any time partially or totally waive the pledge established by means of this document, and in such case should notify their waiver to the Pledgor and execute the corresponding deed of waiver before a Notary Public to render all or a part of the pledge established herein without effect, whichever the case. In the public deed of waiver, the LENDING FACILITY will require the Notary Public to notify the Counterpart of the waiver.

SEVEN. DURATION AND CANCELLATION

The Pledge will remain valid through the total cancellation of the obligation it secures.

The LENDING FACILITIES undertake to formalize, within one (1) month of the notification made by the Pledgor, any public or private documents required by the Pledgor, declaring the pledge established herein as cancelled in its entirety, once the credit secured by it has been repaid in its entirety and the obligations and responsibilities secured by this agreement have been fulfilled in their entirety, providing that the formalization of such documents takes place at the expense of the Pledgor.

EIGHT. COMMUNICATIONS

For any notice or summons with regard to this agreement, the parties indicate the respective addresses noted in the heading of this document.

Any change in the addresses for notices should be made in writing to the other party with acknowledgement of receipt. Until such change has been notified, all notices sent to the address indicated in heading will be deemed as sent.

NINE. APPLICABLE LAW AND JURISDICTION

This Pledge will be governed in its entirety by Spanish Law.

The Parties, expressly waiving any other jurisdiction that may be available to them and without prejudice to legislation currently in force, irrevocably submit to the Courts and Tribunals of Madrid, the place of fulfillment of the obligations, for any questions that could arise with respect to the interpretation, validity or fulfillment of the pledge or its execution.

TEN. SUMS NOT COLLECTED BY MEANS OF THE EXECUTION OF THE SECURITIES ESTABLISHED IN THIS DOCUMENT

The LENDING FACILITIES will preserve all rights and actions available to them

                                                                          [SEAL]

Novation Syndicated Loan Teekay
against NAVIERA TEEKAY GAS III, S.A. and, where appropriate, against third guarantors thereof relative to the part of its credit that has not been collected by execution of the security established by this document.

ELEVEN. ASSIGNMENT

This Pledge is furnished in benefit of the AGENT and the LENDING FACILITIES, as well as any successors or assignees thereof permitted pursuant to the Loan Agreement, and the Pledgor hereby authorizes the assignment of this pledge agreement in favor of such institutions and the substitution of the AGENT pursuant to the terms envisaged in the Loan Agreement itself, in which case the references made in this public deed to the LENDING FACILITIES and the AGENT will be understood as made to their successors or assignees. The assignee may accredit its condition vis-a-vis the Pledgor merely by means of the exhibition of the public deed of assignment envisaged in the Loan Agreement.

TWELVE. EXPENSES

Any costs, expenses and taxes that could arise from the authorization and execution of this agreement, as well as any amendment thereof, will be the expense of the Pledgor and the exclusive responsibility thereof.

THIRTEEN. INDEPENDENCE

The clauses of this agreement are independent from one another so that if any of them are deemed as totally or partially null, the rest of the clauses will remain valid and enforceable in all of their terms.

And in witness whereof, the parties sign this document in triplicate originals and for one sole purpose with the intervention of the Notary in the place and on the date appearing in the heading.

The Parties, by means of their signature on this last sheet, show their full approval with the integral contents of this Agreement, for whose documentary evidence and with the consent of the signatories the Notary Public takes part, attesting to the identity and capacity of the Parties, to the legitimacy of their signatures and the entire contents of the Agreement and, after making the legal warnings, he stamps and signs all of the pages, giving all copies original status as well as full commercial and procedural effects.

                                                                          [SEAL]

Novation Syndicated Loan Teekay

                              WITH MY INTERVENTION
                                   THE NOTARY

                                                                          [SEAL]

Novation Syndicated Loan Teekay

                                   EXHIBIT II

                               COVERAGE AGREEMENT

                                                                          [SEAL]

Novation Syndicated Loan Teekay

                                   EXHIBIT II

                             NOTICE OF PLEDGE MODEL

From: NAVIERA TEEKAY GAS III, S.A.
(the "Pledgor")

To: [Counterpart]

Date: []

Dear Sirs,

We hereby notify you that:

1. By means of the pledge policy dated [ ] (the "Policy"), executed by NAVIERA TEEKAY GAS III, S.A. as Pledgor and CAIXA DE AFOROS DE VIGO OURENSE E PONTEVEDRA (the "AGENT", name that will include any successors and assignees thereof) we have pledged in favor of the AGENT, in its own name and in the name and on behalf of the LENDING FACILITIES (as defined in such document) any financial right to which we have the right or that we hold upon or subsequent to the execution of the agreement as a result of our capacity as parties to the following agreement: [Describe ISDA/CMOF].

2. We hereby irrevocably request that you deposit the payments deriving from the aforementioned agreement into account number [Reserve Account] open in our name in CAIXA DE AFORROS DE VIGO OURENSE E PONTEVEDRA.

3. We advise you that once you have received notice from the AGENT in terms of the execution of the pledge, you should follow the instructions of the AGENT with respect to the account where the payments deriving from the secured rights described in subsection 1 of this notice are to be deposited.

Yours sincerely,

Signed. Mr. []
NAVIERA TEEKAY GAS III, S.A.

                                                                          [SEAL]

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                                                                              34

                                   EXHIBIT III

                        ACKNOWLEDGEMENT OF RECEIPT MODEL

From: [Counterpart]

To: CAIXAVIGO OURENSE E PONTEVEDRA

Dear Sirs,

We hereby notify you that we are aware of the pledge on any financial rights that could derive in favor of NAVIERA TEEKAY GAS III, S.A. from the following agreement [describe ISDA/CMOF] to which we consent. We likewise undertake to follow the instructions contained in the notice received from NAVIERA TEEKAY GAS III, S.A. dated [ ] and to provide you with a copy of any notice that we send to NAVIERA TEEKAY GAS III, S.A. with regard to the pledge agreement simultaneously upon the delivery to NAVIERA TEEKAY GAS III, S.A. as well as to refrain from consenting to any amendment of the aforementioned agreement without the consent of the AGENT.

Yours sincerely,

_____________________________________
[Counterpart]"

                                                                          [SEAL]

Novation Syndicated Loan Teekay

                                                                     12 AUG 2004

                       AMENDATORY NON-EXTINCTIVE NOVATION
                                   AGREEMENT

                     NAVIERA TEEKAY GAS III, S.A. (Borrower)

                            Madrid, on July 20, 2004

                  AMENDATORY NON-EXTINCTIVE NOVATION AGREEMENT

                                     BETWEEN

                          NAVIERA TEEKAY GAS III, S.A.

                                   AS BORROWER

                                       AND

                           TEEKAY SHIPPING SPAIN, S.A.

                                  AS GUARANTOR

                                       AND

          CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA")

              CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA")

           CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID")

                          CAIXA D'ESTALVIS DE CATALUNYA

                      CAJA DE AHORROS DE CASTILLA LA MANCHA

                   CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA

                            CAJA DE AHORROS DE MURCIA

                  CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA

                       CAJA DE AHORROS MUNICIPAL DE BURGOS

                        CAJA DE AHORROS DEL MEDITERRANEO

     MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y
                              ANTEQUERA ("UNICAJA")

                      INSTITUTO DE CREDITO OFICIAL ("ICO")

                    CAJA DE AHORROS DE SANTANDER Y CANTABRIA

                               BANCO GALLEGO, S.A.

           CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ

              MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ

                            LICO LEASING, S.A. E.F.C.

                              AS LENDING FACILITIES

                      [GOMEZ-ACEBO & POMBO ABOGADOS LOGO]

                                                                          [SEAL]

                  AMENDATORY NON-EXTINCTIVE NOVATION AGREEMENT

In Madrid, on July 20, 2004.

With the intervention of the Notary of the Distinguished Association of Madrid, Mr. Luis Jacinto Ramallo Garcia.

                                     APPEAR

Of the one part,

Mr. Andres Luna Abella, of age, with National Identity Card number 5.212.376-R and professional residence on Calle Chapineria 5, Madrid, who takes part in the name and on behalf of NAVIERA TEEKAY GAS III, S.A., formerly known as NAVIERA F. TAPIAS GAS III, S.A. (hereinafter, the "BORROWER"), with registered offices on Calle Musgo 5, Madrid and Tax Identification Number A-82715756, in his capacity as Director General as per the deed executed before the Notary of Madrid Mr. Juan Carlos Caballeria Gomez, on May 18, 2004 under his protocol number 1713.
Of the other,

Mr. Andres Luna Abella, with National Identity Card number 5.212.376-R in the name and on behalf of TEEKAY SHIPPING SPAIN, S.A. (formerly known as NAVIERA F. TAPIAS, S.A.) (hereinafter the "GUARANTOR") with registered offices on Calle Musgo 5, Madrid and Tax Identification Number A-78553153, in his capacity as Director General as per the deed executed before the Notary of Madrid Mr. Juan Carlos Caballeria Gomez, on May 18, 2004 under his protocol number 1710.
And of the other,

Mr. Fermin Bordes Bordes, with professional residence on Avenida de Garcia Barbon 1 y 3, Vigo and with National Identity Card number 40.828.978-E, in the name and on behalf of CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA"), with registered offices on Avenida Garcia Barbon 1 y 3, Vigo and Tax Identification Number G-36600369, by virtue of the power of attorney deed executed on January 3, 2000 before the Notary of La Coruna Mr. Jose Pineiro Prieto, under his protocol number 1.

                                                                          [SEAL]

Novation Teekay Gas III (Insurance)
Signature version

Mr. Francisco Javier Limones Estevez, of age, with professional residence on Avenida Diagonal 621-629, Barcelona and with National Identity Card number 50.679.141-K, by virtue of the power of attorney deed executed on November 25, 1992 before the Notary of Barcelona Mr. Jose Vicente Martinez-Borso Lopez, under his protocol number 4418, and Mr. Alfonso Morali Montero, of age, with professional residence on Avenida Diagonal 621-629, Barcelona and with National Identity Card number 785.606-H, by virtue of the power of attorney deed executed on January 25, 1999 before the Notary of Barcelona Mr. Ignacio Manrique Plaza, under his protocol number 266, in the name and on behalf of CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA"), with registered offices on Avenida Diagonal 621-629, Barcelona and Tax Identification Number G-58-899998.

Mr. Cesar Diaz de Teran Lopez, of age, with professional residence on Plaza del Celenque 2, Madrid and with National Identity Card number 5138373-M, by virtue of the power of attorney deed executed on November 15, 1999 before the Notary of Madrid Mr. Gerardo Munoz de Dios, under his protocol number 6753, and Ms. Ana Gonzalez Aldama, of age, with professional residence on Plaza del Celenque 2, Madrid and with National Identity Card number 4591719E, by virtue of the power of attorney deed executed on November 7, 2001 before the Notary of Madrid Mr. Gerardo Munoz de Dios, under his protocol number 2134, in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID"), with registered offices on Plaza del Celenque 2, Madrid and Tax Identification Number G-28029007.

Ms. Maria Belen Borque San Martin, of age, with professional residence on Plaza Antonio Maura 6, Barcelona and with National Identity Card number 824654-N, in the name and on behalf of CAIXA D'ESTALVIS DE CATALUNYA, with registered offices on Plaza Antonio Maura 6, Barcelona and Tax Identification Number G-08169815 by virtue of the power of attorney deed executed on September 30, 2002 before the Notary of Barcelona Mr. Jose Marqueno de Llano, under his protocol number 2390.

Mr. Carlos Martin Forero, of age, with professional residence on Parque San Julian 20, Cuenca and National Identity Card number 03.845.505 C, and Mr. Jose Luis Irala Puyo, of age, with professional residence on Parque San Julian 20, Cuenca and National Identity Card number 3788120-C, in the name and on behalf of CAJA DE AHORROS DE CASTILLA LA MANCHA, with registered offices on Parque San Julian 20, Cuenca and Tax Identification Number G-161131336, both by virtue of the power of attorney deed executed on May 9, 2002 before the Notary of Cuenca Mr. Carlos de

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la Haza Guijarro, under his protocol number 1127.

Mr. Andre Perez Martin, of age, with professional residence on Plaza Santa Teresa 10, Avila and with National Identity Card number 6513273-H, in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA, with registered offices on Plaza Santa Teresa 10, Avila and Tax Identification Number G-05011846 by virtue of the power of attorney deed executed on September 27, 1988 before the Notary of Avila Mr. Jose Maria Martinez de Artola e Idoy, under his protocol number 1320.

Mr. Alfonso Estrada Fernandez-Hontoria, of age, with professional residence on Gran Via Escultor Salzillo 23, Murcia and with National Identity Card number 50829764-V, in the name and on behalf of CAJA DE AHORROS DE MURCIA, with registered offices on Gran Via Escultor Salzillo 23, Murcia and Tax Identification Number G-30010185, by virtue of the power of attorney deed executed on November 24, 2003 before the Notary of Murcia Mr. Carlos Penafiel de Rio, under his protocol number 5751.

Mr. Alejandro Jesus Perez Wong, of age, with professional residence on Avenida de Carlos III 8, Pamplona and with National Identity Card number 50.862.424-(W)*, in the name and on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA, with registered offices on Avenida de Carlos III 8, Pamplona and Tax Identification Number G-31/00199-3, by virtue of the power of attorney deed executed on June 11, 2003 before the Notary of Pamplona Mr. Francisco Salinas Frauca, under his protocol number 1543. * I say: V (Handwritten)

Mr. Jose Luis Navarrete Aranda, of age, with professional residence on Plaza de la Libertad s/n (Casa del Cordon), Burgos and National Identity Card number 1.495.994-M, in the name and on behalf of CAJA DE AHORROS MUNICIPAL DE BURGOS, with registered offices on Plaza de la Libertad s/n (Casa del Cordon), Burgos and Tax Identification Number G-09000787, by virtue of the power of attorney deed executed on June 12, 2002 before the Notary of Burgos Mr. Jose Luis Herrero Ortega, under his protocol number 749.

Mr. Juan Legorburo Escobar, of age, with professional residence on Calle San Fernando 40, Alicante and National Identity Card number 51383908-A, in the name and on behalf of CAJA DE AHORROS DEL MEDITERRANEO, with registered offices on Calle San Fernando 40, Alicante and Tax Identification

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Number G-03046562, by virtue of the power of attorney deed executed on January
29, 1999 before the Notary of Alicante Mr. Jose Maria Iriarte Calvo, under his protocol number 254.

Mr. Pedro Ramos Tejerina, of age, with professional residence on Virgen de los Peligros 14, Madrid and with National Identity Card number 71.918.937-F, in the name and on behalf of MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA ("UNICAJA"), with registered offices on Avenida de Andalucia 10 y 12, Malaga and Tax Identification Number G-29498086 by virtue of the power of attorney deed executed on June 30, 1998 before the Notary of Malaga Mr. Jose Manuel de Torres Puentes, under his protocol number 2729.

Mr. Jose Ignacio Gonzalez Martinez, of age, with professional residence on Paseo del Prado 4, Madrid and with National Identity Card number 30581641-J, in the name and on behalf of INSTITUTO DE CREDITO OFICIAL ("ICO"), with registered offices on Paseo del Prado 4, Madrid and Tax Identification Number Q-2876002-C, by virtue of the power of attorney deed executed on February 14, 2003 before the Notary of Madrid Mr. Pedro-Jose Bartolome Fuentes, under his protocol number 565.

Ms. Marta Gonzalez Gonzalez, of age, with professional residence on Plaza de Velarde 3, Santander and with National Identity Card number 2636301-H, and Mr. Francisco Jose Orduna Martinez, of age, with professional residence on Plaza de Velarde 3, Santander and National Identity Card number 51675383-H, in the name and on behalf of CAJA DE AHORROS DE SANTANDER Y CANTABRIA, with registered offices on Plaza de Velarde 3, Santander and Tax Identification Number G-39/003785 by virtue of the power of attorney deed executed on July 17, 2002 before the Notary of Santander Mr. Javier Asin Zurita, under his protocol number 1781.

Ms. Victoria Orasio Aneas, of age, with professional residence on Calle Melilla 1, Torrejon (Madrid) and with National Identity Card number 51385401-C, by virtue of the power of attorney deed executed on February 17, 2000 before the Notary of La Coruna Mr. Federico Macineira Teijeiro, under his protocol number 413, and Ms. Isabel Cenzual Munoz, of age, with professional residence on calle Pico Balaitus 30, Madrid and with National Identity Card number 51336746-X, by virtue of the power of attorney deed executed on April 23, 2003 before the Notary of La Coruna Mr. Jose Antonio Cuervo Somoza, under his protocol number 642, in the name and on behalf of BANCO GALLEGO, S.A., with registered offices on Plaza de Cervantes 15, Santiago de Compostela and Tax Identification Number A-80042112.

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Mr. Jose Luis Perez Perez, of age, with professional residence on Calle Gran Via
6, Madrid and with National Identity Card number 51320437-P, in the name and on behalf of CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ, with registered offices on Plaza de San Francisco 1, Seville and Tax Identification Number G-41/000167 by virtue of the power of attorney deed executed on June 6, 2003 before the Notary of Seville Mr. Antonio Ojeda Escobar, under his protocol number 2416.

Mr. Juan Jose Martinez Plaza, of age, with professional residence on Paseo de San Francisco 18, Badajoz and with National Identity Card number 50797945-F, in the name and on behalf of MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ, with registered offices on Paseo de San Francisco 18, Badajoz and Tax Identification Number G-06000681 by virtue of the power of attorney deed executed on January 7, 2002 before the Notary of Badajoz Mr. Luis Pla Rubio, under his protocol number 26.

Mr. Carlos Castro Lopez, of age, with professional residence on Miguel Angel 23, Madrid and with National Identity Card number 50.811.606-Y, in the name and on behalf of LICO LEASING, S.A. E.F.C., with registered offices on Miguel Angel 23, Madrid and Tax Identification Number A-28167799, by virtue of the power of attorney deed executed on January 31, 2001 before the Notary of Madrid Mr. Francisco Jose de Lucas y Cadenas, under his protocol number 210.

(each one of the aforementioned institutions will hereinafter be referred to individually as the "LENDING FACILITY" and jointly as the "LENDING FACILITIES").

All of the foregoing parties will hereinafter be referred to as the "PARTIES".

                                    RECITALS

I. Whereas on October 2, 2000 and with the intervention of the Notary of Madrid Mr. Jose Enrique Cachon Blanco, the BORROWER and the GUARANTOR executed with CAIXANOVA, LA CAIXA, CAJA MADRID and ICO a syndicated loan agreement in an amount of 154,000,000 Euros. Subsequently, the rest of the LENDING FACILITIES joined the loan agreement by means of: (i) an amendatory and stake assignment agreement executed before the Notary of Madrid Mr. Luis Ramallo Garcia on October 31, 2000 and (ii) an assignment agreement executed on December 15, 2000 before the aforementioned notary

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      Mr. Luis Ramallo Garcia. On July 2, 2004 an amendatory non-extinctive novation agreement of the aforementioned agreement was executed before the Notary of Madrid Mr. Pedro Elizalde y Aymerich by virtue of which given points of such loan were amended. The loan agreement and aforementioned amendments and assignments indicated in this recital will hereinafter be referred to as the "LOAN AGREEMENT".

II. Whereas the Parties have agreed to include an additional amendment to Clause NINETEEN of the Loan Agreement, in order to modify given obligations established therein, in particular, the minimum amounts by which the BORROWER will be obligated to insure the Vessel in the event of shutdown for failures and the loss thereof.

III. Whereas the GUARANTOR consents to the amendments set forth in this agreement (the "AGREEMENT"), pursuant to which the deposit furnished in security of the obligations of the BORROWER under the Loan Agreement maintains all its effects.

IV.   Whereas, in view of the foregoing, the Parties agree to formalize this amendatory non-extinctive novation Agreement in accordance with the following

                                     CLAUSES

ONE. AMENDMENTS TO THE LOAN AGREEMENT

The Parties agree to amend the following security obligations for the Vessel established in the Loan Agreement:

      (i) Effective as of the date of renovation, the BORROWER will be empowered to underwrite a loss of hire insurance for a daily insured amount not to be less than the daily cost of the Time Charter, instead of the previously-established minimum insured value of 75,000 Euros/day.

      (ii) The minimum amounts for which the BORROWER will be obligated to insure for Vessel Loss are hereby amended as follows: (a) 250,000,000 Euros as of the date of Delivery and through December 31, 2004; (b) 237,500,000 Euros during the

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            year 2005; (c) 225,625,000 Euros during the year 2006; and (d) 125%
            of the Current Debt from January 1, 2007 through the end of the Period for Repayment of the Loan.

Consequently, subsection 14 of Clause NINETEEN of the Loan Agreement is amended and will hereinafter have the following wording:

"14. THE BORROWER undertakes to furnish an insurance proposal for the Vessel that must receive the favorable opinion of the Insurance Consultant within one month of the signature of this Agreement (with the understanding that the delay in the issue of such Report for causes attributable exclusively to the Insurance Consultant will not be attributable to the BORROWER), as well as to have the Vessel insured with an insurance company of renowned prestige, as customary for companies of its sector and for this type of Vessel, and to underwrite the insurance as indicated in the Report of the Insurance Consultant that will include, at minimum, the insurance indicated below, and will in all cases remain current in the payment of premiums and undertake to comply with any obligations imposed upon it by the aforementioned insurance policies as well as refrain from navigating the Vessel in waters not covered by the corresponding insurance or from making any use of the Vessel that could nullify or harm the policies and to appoint the LENDING FACILITIES as beneficiaries of any compensation that could be paid:

      a. Loss of hire (for a minimum amount of 75,000 Euros/day during the first year of operation of the Vessel, and no less than the daily cost of the Time Charter in subsequent years), including crew negligence.

      b.    Loss of the Vessel in an amount no less than:

            (i) 250,000,000 Euros as of the date of Delivery through December 31, 2004

            (ii)  237,500,000 Euros during the year 2005

            (iii) 225,625,000 Euros during the year 2006

            (iv) 125% of the Current Debt from January 1, 2007 through the end of the Period for Repayment of the Loan.

      c.    Major failure

      d. Hull & Machinery in an amount that covers 125% of the Current Debt at all times

      e.    Crew strikes.

      f. Detention of the Vessel, contraband and arrest for claims against other vessels of the shipbuilder.

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      g.    Civil liability.

      h.    Stoppage for quarantine.

      i.    Re-routing for crew disembarkation.

      j.    Environmental contamination and damage.

      k.    Damage to cargo.

      I.    Legal defense.

      m.    Loss of profit"

TWO. SECURITIES

2.1 The BORROWER and the GUARANTOR hereby ratify each and every one of the securities furnished on October 2, 2000 for the Loan Agreement.

2.2. The GUARANTOR and the BORROWER undertake to perform any acts that are necessary and to execute as many public or private documents as may be necessary or advisable to reflect the agreements made in this Agreement, so that each and every one of the securities furnished to ensure the fulfillment of the Loan Agreement are maintained with all their effects, while adapted to the contents of this Agreement.

THREE. AMENDATORY AND NON-EXTINCTIVE NOVATION

Anything that has not been expressly amended in the Loan Agreement continues to be fully valid in its terms with full force and effects, with the understanding that this Agreement is an amendatory, non-extinctive novation of the Loan Agreement and that it forms an integral part for all purposes of the Loan Agreement.

FOUR. DEFINED TERMS

Any terms that are not defined in this Agreement should be interpreted pursuant to and in accordance with the Loan Agreement.

FIVE. EXPENSES AND TAXES

Any expenses and taxes deriving from the execution and formalization of this Agreement as well as any that are necessary for the amendment of the securities pursuant to the contents of the preceding Clause will be the expense of the BORROWER, including any expenses and fees of notaries and legal advisors taking part therein.

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SIX. APPLICABLE LAW AND JURISDICTION

This Agreement will be interpreted and fulfilled pursuant to its own terms and governed by Spanish law.

For the resolution of any controversies that may arise with regard to the fulfillment, execution and interpretation of this Agreement, the Parties submit to the exclusive jurisdiction of Courts and Tribunals of Madrid.

And in witness whereof, the Parties sign this document in 20 originals and for one sole purpose with the intervention of the Notary, in the place and on the date appearing in the heading.

The Parties, by means of their signature on this last sheet, show their full approval with the integral contents of this Agreement, for whose documentary evidence and with the consent of the signatories the Notary Public takes part, attesting to the identity and capacity of the Parties, to the legitimacy of their signatures and the entire contents of the Agreement and, after making the legal warnings, he stamps and signs all of the pages, giving all copies original status as well as full commercial and procedural effects.

NAVIERA TEEKAY GAS III, S.A.
(illegible signature)
By proxy:
Mr. Andres Luna Abella

TEEKAY SHIPPING SPAIN, S.A.
(illegible signature)
By proxy:
Mr. Andres Luna Abella

CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA")
(illegible signature)
By proxy:
Mr. Fermin Bordes Bordes

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CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA")

(illegible signature)                   (illegible signature)
By proxy:                               By proxy:
Mr. Francisco Javier Limones Estevez    Mr. Alfonso Morali Montero

CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID")

(illegible signature)                   (illegible signature)
By proxy:                               By proxy:
Mr. Cesar Diaz de Teran Lopez           Ms. Ana Gonzalez Aldama

CAIXA D'ESTALVIS DE CATALUNYA

(illegible signature)
By proxy:
Ms. Maria Belen Borque San Martin

CAJA DE AHORROS DE CASTILLA LA MANCHA

(illegible signature)                   (illegible signature)
By proxy:                               By proxy:
Mr. Carlos Martin Forero                Mr. Jose Luis Irala Puyo

CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA

(illegible signature)
By proxy:
Mr. Andres Perez Martin

CAJA DE AHORROS DE MURCIA

(illegible signature)
By proxy:
Mr. Alfonso Estrada Fernandez-Hontoria

CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA

(illegible signature)
By proxy:
Mr. Alejandro Jesus Perez Wong

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CAJA DE AHORROS MUNICIPAL DE BURGOS

(illegible signature)
By proxy:
Mr. Jose Luis Navarrete Aranda

CAJA DE AHORROS DEL MEDITERRANEO

(illegible signature)
By proxy:
Mr. Juan Legorburo Escobar

MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA ("UNICAJA")
(illegible signature)
By proxy:
Mr Pedro Ramos Tejerina

INSTITUTO DE CREDITO OFICIAL
(illegible signature)
By proxy:
Mr. Jose Ignacio Gonzalez Martinez

CAJA DE AHORROS DE SANTANDER Y CANTABRIA
(illegible signature)                   (illegible signature)
By proxy:                               By proxy:
Ms. Marta Gonzalez Gonzalez             Mr. Francisco Jose Orduna Martinez

BANCO GALLEGO, S.A.
(illegible signature)                   (illegible signature)
By proxy:                               By proxy:
Ms.Victoria Orasio Aneas                Ms. Isabel Cenzual  Munoz

CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ
(illegible signature)
By proxy:
Mr. Jose Luis Perez Perez

MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ
(illegible signature)

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By proxy:
Mr. Juan Jose Martinez Plaza

LICO LEASING, S.A. E.F.C
(illegible signature)
By proxy:
Mr. Carlos Castro Lopez

                               INTERVENING NOTARY
              WITH MY INTERVENTION MR. LUIS JACINTO RAMALLO GARCIA

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                                SWORN TRANSLATION

                       NON-EXTINCTIVE AMENDMENT AGREEMENT

                                 BY AND BETWEEN

                          NAVIERA TEEKAY GAS III, S.L.

                                   AS BORROWER

                                       AND

                           TEEKAY SHIPPING SPAIN, S.L.

                                  AS GUARANTOR

                                       AND

          CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA")

              CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA")

           CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID")

                          CAIXA D'ESTALVIS DE CATALUNYA

                      CAJA DE AHORROS DE CASTILLA LA MANCHA

                   CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA

                            CAJA DE AHORROS DE MURCIA

                       CAJA DE AHORROS MUNICIPAL DE BURGOS

                        CAJA DE AHORROS DEL MEDITERRANEO

     MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y
                             ANTEQUERA ("UNICAJA")

                      INSTITUTO DE CREDITO OFICIAL ("ICO")

                    CAJA DE AHORROS DE SANTANDER Y CANTABRIA

                               BANCO GALLEGO, S.A.

           CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ

              MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ

                            LICO LEASING, S.A. E.F.C.

                               AS LENDING ENTITIES

                      [GOMEZ-ACEBO & POMBO ABOGADOS LOGO]

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

                              [ILLEGIBLE SIGNATURE]

                                SWORN TRANSLATION

                       NON-EXTINCTIVE AMENDMENT AGREEMENT

In Madrid, March 16, 2005.

With the intervention of Notary Public of the Honourable College of Madrid Mr. Luis Jacinto Ramallo Garcia.

                                     APPEAR

Of the first part,

NAVIERA TEEKAY GAS III, S.L., previously called NAVIERA F. TAPIAS GAS III, S.A. (hereinafter, the "BORROWER"), with registered offices at Calle Musgo 5, Madrid and Tax Identification Number (C.I.F.) B-82715756, duly represented, as set forth in the general note of intervention at the end hereof.

Of the other,

TEEKAY SHIPPING SPAIN, S.L. (previously called NAVIERA F. TAPIAS, S.A.) (hereinafter, the "GUARANTOR") with registered offices at Calle Musgo 5, Madrid and Tax Identification Number (C.I.F.) B-78553153, duly represented, as set forth in the general note of intervention at the end hereof.

And, of the other,

CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA ("CAIXANOVA" or the "AGENT"), with registered offices at Avenida Garcia Barbon 1 and 3, Vigo and Tax Identification Number (C.I.F.) G-36600369, duly represented, as set forth in the general note of intervention at the end hereof.

CAIXA D'ESTALVIS I PENSIONS DE BARCELONA ("LA CAIXA"), with registered offices at Avenida Diagonal 621-629, Barcelona and Tax Identification Number (C.I.F.) G-58-899998, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID ("CAJA MADRID"), with registered offices at Plaza del Celenque 2, Madrid and Tax Identification

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

                              [ILLEGIBLE SIGNATURE]

                                SWORN TRANSLATION

Number (C.I.F.) G-28029007, duly represented, as set forth in the general note of intervention at the end hereof.

CAIXA D'ESTALVIS DE CATALUNYA, with registered offices at Plaza Antonio Maura 6, Barcelona and Tax Identification Number (C.I.F.) G-08169815, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS DE CASTILLA LA MANCHA, with registered offices at Parque San Julian 20, Cuenca and Tax Identification Number (C.I.F.) G-161131336, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS AND MONTE DE PIEDAD DE AVILA, with registered offices at Plaza Santa Teresa 10, Avila and Tax Identification Number (C.I.F.) G-05011846, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS DE MURCIA, with registered offices at Gran Via Escultor Salzillo 23, Murcia and Tax Identification Number (C.I.F.) G-30010185, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS MUNICIPAL DE BURGOS, with registered offices at Plaza de la Libertad s/n (Casa del Cordon), Burgos and Tax Identification Number (C.I.F.) G-09000787, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS DEL MEDITERRANEO, with registered offices at Calle San Fernando 40, Alicante and Tax Identification Number (C.I.F.) G-03046562, duly represented, as set forth in the general note of intervention at the end hereof.

MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA ("UNICAJA"), with registered offices at Avenida de Andalucia 10 and 12, Malaga and Tax Identification Number (C.I.F.) G-29498086, duly represented, as set forth in the general note of intervention at the end hereof.

INSTITUTO DE CREDITO OFICIAL ("ICO"), with registered offices at Paseo del Prado 4, Madrid and Tax Identification Number (C.I.F.) Q-2876002-C, duly represented, as set forth in the general note of intervention at the end hereof.

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

                              [ILLEGIBLE SIGNATURE]

                                SWORN TRANSLATION

CAJA DE AHORROS DE SANTANDER Y CANTABRIA, with registered offices at Plaza de Velarde 3, Santander and Tax Identification Number (C.I.F.) G-39/003785, duly represented, as set forth in the general note of intervention at the end hereof.

BANCO GALLEGO, S.A., with registered offices at Plaza de Cervantes 15, Santiago de Compostela and Tax Identification Number (C.I.F.) A-80042112, duly represented, as set forth in the general note of intervention at the end hereof.

CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ, with registered offices at Plaza de San Francisco 1, Seville and Tax Identification Number (C.I.F.) G-41000167, duly represented, as set forth in the general note of intervention at the end hereof.

MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ, with registered offices at Paseo de San Francisco 18, Badajoz and Tax Identification Number (C.I.F.) G-06000681, duly represented, as set forth in the general note of intervention at the end hereof.

LICO LEASING, S.A. E.F.C., with registered offices at Miguel Angel 23, Madrid and Tax Identification Number (C.I.F.) A-28167799, duly represented, as set forth in the general note of intervention at the end hereof.

(hereinafter, each of the aforementioned entities, the "LENDING ENTITY" and, collectively, the "LENDING ENTITIES").

All of the above, hereinafter, the "PARTIES".

                                    RECITALS

I. On October 2, 2000 and with the intervention of the Notary Public of Madrid Mr. Jose Enrique Cachon Blanco, the BORROWER and the GUARANTOR entered into a syndicated loan agreement with Caixa de Aforros de Vigo, Ourense e Pontevedra, Caixa D'Estalvis i Pensions de Barcelona (La Caixa), Caja de Ahorros y Monte de Piedad de Madrid (Caja Madrid) and Instituto de Credito Oficial (ICO) for an amount of 154,000,000 Euro. Subsequently, the remaining LENDING ENTITIES and Caja de Ahorros y Monte de Piedad de Navarra were incorporated into the loan agreement pursuant to: (i) an

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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      amendment and share assignment agreement executed before the Notary Public of Madrid Mr. Luis Ramallo Garcia on October 31, 2000 and (ii) an assignment agreement executed on December 15, 2000 before the aforementioned Notary Public Mr. Luis Ramallo Garcia. On July 2, 2004 and July 20, 2004, before the Notaries Public of Madrid Mr. Pedro de Elizalde y Aymerich and Mr. Luis Ramallo Garcia, respectively, non-extinctive amendment agreements relating to the aforementioned loan agreement were executed, pursuant to which certain aspects of such loan were amended. Finally, on February 28, 2005 a share assignment agreement was executed before the aforementioned Notary Public Mr. Luis Ramallo Garcia, pursuant to which Caja de Ahorros y Monte de Piedad de Navarra assigned the whole of its share in the loan agreement to Caixa de Aforros de Vigo, Ourense e Pontevedra (Caixanova). Hereinafter, the loan agreement and the amendments and assignments mentioned herein shall jointly be referred to as the "LOAN AGREEMENT".

II. The Parties have agreed that the BORROWER may increase the franchise of the loss-of-hire insurance from 15 to 60 days and set a maximum insured period of 300 days, and the Parties have also agreed to include a series of amendments to the Loan Agreement, consisting of: (i) eliminating all references to financial ratios, as compliance with such ratios is no longer a requirement in accordance with the current wording of the Loan Agreement, (ii) eliminating the Stranding Account of the Loan Agreement,
      (iii) amending the operation of the Income Account and (iv) eliminating the references to the origin of the funds when funding the Reserve Account, although such conditions shall be subject to the condition subsequent provided under the Third Clause of this agreement (the "AGREEMENT").

III. The GUARANTOR consents to the amendments agreed to hereunder and in the first demand personal guarantee's, provided as security for the BORROWER's obligations derived from the Loan Agreement, remaining in full force and effect.

IV. In view of the foregoing, the Parties agree to execute the present non-extinctive amendment Agreement in accordance with the following

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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                                     CLAUSES

FIRST.- FRANCHISE OF LOSS-OF-HIRE INSURANCE

As regards the loss-of-hire insurance held by the BORROWER in accordance with section 14.- Clause NINETEENTH of the Loan Agreement, the Parties have agreed that the BORROWER may increase the franchise of such insurance to 60 days (as opposed to the 15-day franchise contracted by the BORROWER up to the date hereof). Furthermore, the BORROWER may contract a maximum insured period of 300 days for loss-of-hire.

SECOND.- AMENDMENTS TO THE LOAN AGREEMENT

2.1   Elimination of references to financial ratios

As, in accordance with the current wording of the Loan Agreement, the BORROWER is no longer obliged to meet obligations concerning financial ratios, the Parties have agreed, for clarification purposes only, to eliminate all references to financial ratios included in the Loan Agreement.

As a result thereof, the following amendments are introduced:

(1) In Clause FIRST, the definitions of RATIO CALCULATION DATE, ANNUAL DEBT SERVICING COVERAGE RATIO and ANNUAL DEBT SERVICING are hereby suppressed.

(2)   In Clause NINETEENTH:

      (a) Section 2.(ii) is hereby amended, and shall hereinafter be worded as follows:

            (ii) As soon as they are available, but in any event prior to February 15 and August 15 each year, the Balance Sheet and Profit and Loss Account and Cash Flow statement of the BORROWER closed as of December 31 and June 30, following the same accounting criteria used to formulate the annual accounts."

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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      (b)   Section 18 is hereby suppressed, which hereinafter shall have no content whatsoever.

(3) Section 1.p) Clause TWENTY-FIRST is hereby suppressed, and hereinafter shall have no content whatsoever.

2.2   Income Account

The Parties have agreed to eliminate certain limitations to the disposal of funds paid into the Income Account provided for in the Loan Agreement, so that funds deposited in the Income Account may be available to the BORROWER every month.

As a result thereof, section 2 Clause TWENTIETH of the Loan Agreement is hereby amended, and shall hereinafter have the following wording:

"2.- Income Account

All disposals by the BORROWER of the Loan shall be paid into the Income Account.

Furthermore, the BORROWER shall ensure that all amounts originating from the Time-Charter Agreement, or other income not to be allocated to another specific account mentioned hereunder, be paid into the Income Account.

During the Availability Period, the BORROWER may only dispose of the Income Account to perform payments in accordance with the Construction Agreement.

During the Redemption Period (and save in the event of occurrence of a Cause for Early Termination) the BORROWER may freely dispose of amounts paid into the Income Account. All amounts paid into the Income Account shall serve to attend, inter alia, to the following payments:

(i)   Payment of interest and fees of Tranches A and B of the Loan.

(ii)  Redemption, where applicable, of Tranches A and B of the Loan.

(iii) Provision of the Reserve Account.

For the purposes of the provisions of this section, the reference to "interest of Tranches A and B of the Loan" includes in any event, and as well as interest payable

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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to the LENDING ENTITIES at the Rates applicable to the Loan in accordance with the provisions of Clauses NINTH to THIRTEENTH hereunder, settlements, as the case may be, to be made by the BORROWER to its counterparty pursuant to the provisions of the IRS Agreements."

As a result of this amendment to the operation of the Income Account, it is agreed to amend section 1.q) Clause TWENTY-FIRST, which shall hereinafter have the following wording:

"q) In the event of agreement of a distribution of dividends to the BORROWER's shareholders (i) without prior performance of all obligations derived from the present agreement or (ii) in the event of occurrence of any Cause for Early Termination."

2.3   Stranding Account

The Parties agree to eliminate the BORROWER's obligation to hold and fund, in accordance with the provisions of the Loan Agreement, the Stranding Account. Consequently, section 3 Clause TWENTIETH of the Loan Agreement is hereby eliminated, and all remaining references to the Stranding Account in the Loan Agreement, or in any guarantees provided on October 2, 2000 as security for the Loan Agreement, shall be deemed non-existent.

2.4   Reserve Account

The Parties have agreed to eliminate references to the origin of the funds to be paid into the Reserve Account, in order to allow the Reserve Account to be provided for by funds originating from any source of income.

Consequently, section 4 Clause TWENTIETH of the Loan Agreement is hereby amended, and shall hereinafter have the following wording:

"4.- Reserve Account

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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The Reserve Account shall be funded on a monthly basis in the amounts set forth in Appendix I. Notwithstanding the foregoing, the balance of the Reserve Account may fall below the balance corresponding to each of the Dates set forth in the aforementioned Appendix I ("REFERENCE DATES") provided that: (i) BORROWER evidences -- to the AGENT's satisfaction -- the existence of interest rate hedging agreements in force which ensure that the balance of the Reserve Account shall coincide with the amount set forth in the aforementioned Appendix on a subsequent Reference Date, and (ii) said hedging agreements are pledged in accordance with the form attached as Appendix II.

The Reserve Account may only be disposed of (i) to attend to the coverage of contingencies in regular obligations to pay principal and interest due in accordance herewith for both Tranches and (ii) on the Final Maturity Date, the remaining balance for the redemption of Tranche B.

The principal of the Reserve Account shall be reinvested on a monthly basis at an interest rate of EURIBOR minus 0.25%.

This Reserve Account shall be subject to review on a monthly basis, and shall be restructured and recapitalised as necessary to achieve its purpose."

THIRD.- CONDITION SUBSEQUENT

3.1 The Parties have agreed - which is of the essence and determines their consent to the agreements and amendments provided in Clauses First and Second hereunder- that the BORROWER and the GUARANTOR shall undertake, as of the date hereof and for the duration of the Loan, that the sum of (i) the amounts available pursuant to the credit facilities executed and in force from time to time in favour of any Group Companies (the "CREDIT FACILITIES") and (ii) the balance of the accounts "Cash in Hand" and "Banks" in the Group's consolidated balance sheet, exceed a minimum amount of five million (5,000,000) Euro.

      For the purposes of the provisions of this Clause, the following companies shall be deemed "GROUP" companies: TEEKAY SHIPPING SPAIN, S.L., NAVIERA TEEKAY GAS, S.L., NAVIERA TEEKAY GAS II, S.L., NAVIERA TEEKAY GAS III, S.L. and NAVIERA TEEKAY GAS IV, S.L.

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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      Compliance with such obligation shall be evidenced by the BORROWER and the
      GUARANTOR by delivering to the Agent, within the fifteen (15) Calendar
      Days following the end of each calendar quarter, the GUARANTOR's consolidated balance sheet referring to the preceding quarter, and a certificate signed by an officer of the GUARANTOR with sufficient powers
      -- setting forth the average available amount of the Credit Facilities during the preceding quarter --, resulting from the aforementioned documents that the minimum amount provided in the foregoing paragraph has been reached.

      In the event that, at any time, the sum of the balance of the accounts "Cash in Hand" and "Banks" of the Group consolidated balance sheet and the amount available from the Credit Facilities should fall below five million (5,000,000) o Euro, the BORROWER and the GUARANTOR shall be obliged, with no need to serve a prior request on the part of the LENDING ENTITIES, immediately to cure such breach by adopting the necessary measures in order to fund the Group accounts with sufficient funds or to increase the amounts available under the Credit Facilities in order to company with such limit.

3.2 The First and Second Clauses hereunder shall be subject to a condition subsequent, in the event that the BORROWER or the GUARANTOR should fail to cure the breach of the obligation provided under paragraph 3.1 above (by presentation of the consolidated balance sheet and certificate mentioned in paragraph 3.1 above, reflecting that the sum of the balance of the accounts "Cash in Hand" and "Banks" and amounts available under the Credit Facilities are equal to or grater than the amount provided above) within one (1) Month as from the date on which the Agent should have requested in writing that they cure such breach, and the LENDING ENTITIES, through the Agent, should have expressed in writing to the BORROWER and the GUARANTOR the occurrence of such condition subsequent provided hereunder.

      Consequently, in the event that the Agent should serve the aforementioned notice, and therefore in the event of performance of the condition subsequent provided in this section, any agreements and amendments provided under Clauses First and Second hereunder shall become without

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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         force and effect, and the Loan Agreement shall remain with the wording, terms and conditions in force until the date hereof.

         In the event of failure by the Agent to declare the performance of the condition subsequent in accordance with the provisions of this section 3.2, this shall in no event be deemed a waiver or forfeiture of the LENDING ENTITIES' right to invoke the aforementioned condition subsequent.

FOURTH.- GUARANTEES

4.1 The BORROWER and the GUARANTOR hereby ratify each and every one of the guarantees provided on October 2, 2000 as security for the Loan Agreement.

4.2 The GUARANTOR and the BORROWER undertake to perform any acts as may be necessary, and to execute any public or private documents as may be necessary or convenient to reflect the agreements adopted hereunder, in order that each and every one of the guarantees provided as security for the proper performance of the Loan Agreement are maintained with full effect, but adapted to the provisions hereunder.

FIFTH.- NON-EXTINCTIVE AMENDMENT

For all matters not expressly amended, the Loan Agreement shall remain in force in its own terms with full force and effect, and the present Agreement shall be deemed to constitute a non-extinctive amendment of the Loan Agreement, and the present Agreement shall form integral part of the Loan Agreement for all intents and purposes.

SIXTH.- DEFINED TERMS

Terms not defined hereunder must be construed according to and in accordance with the Loan Agreement.

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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SEVENTH.- EXPENSES AND TAXES

All expenses and taxes derived from execution and delivery hereof and any which may be necessary to amend the guarantees in accordance with the provisions of the foregoing Clause shall be borne by the BORROWER, including fees and commissions of intervening notaries and legal advisors.

EIGHTH.- APPLICABLE LAW AND JURISDICTION

The present Agreement shall be construed and performed in its own terms, and shall be governed by Spanish law.

The parties hereby submit to the exclusive jurisdiction of the Courts of the city of Madrid for the resolution of any controversies as may arise relating to the performance, enforcement and construction hereof.

AND in witness whereof, the Parties hereby sign this document in 19 counterparts and to one sole effect, with the intervention of the Notary Public at the place and date mentioned ut supra.

The Parties, by signing the last page hereof, express their full agreement to the integral content hereof, in witness whereof and with the consent of the signatories, the intervening Notary Public, in witness of the identity and capacity of the parties, of the authenticity of their signatures and of the lawfulness of all agreements provided in the Agreement, and having made the requisite legal warnings, signs and seals all pages, attributing to all counterparts thus instrumented the condition of an original document, fully effective for commercial and procedural purposes.

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

                              [ILLEGIBLE SIGNATURE]

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[illegible signature]                   [illegible signature]

--------------------------------        --------------------------------
NAVIERA TEEKAY GAS III, S.A.            TEEKAY SHIPPING SPAIN, S.A.

[illegible signature]                   [illegible signature]

--------------------------------        --------------------------------
CAIXA DE AFORROS DE VIGO, OURENSE       CAIXA D'ESTALVIS I PENSIONS DE
E PONTEVEDRA                            BARCELONA

[illegible signature]
[illegible signature]                   [illegible signature]

--------------------------------        --------------------------------
CAJA DE AHORROS y MONTE DE PIEDAD       INSTITUTO DE CREDITO OFICIAL
DE MADRID

[illegible signature]                   [illegible signature]

-------------------------------         --------------------------------
MONTE DE PIEDAD y CAJA GENERAL DE       CAIXA D'ESTALVIS DE CATALUNYA
AHORROS DE BADAJOZ

[illegible signature]
[illegible signature]                   [illegible signature]

--------------------------------        --------------------------------
CAJA DE AHORROS DE CASTILLA LA MANCHA   CAJA DE AHORROS y MONTE DE PIEDAD
                                        DE AVILA

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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[illegible signature]

--------------------------------        -----------------------------------
CAJA DE AHORROS DE MURCIA               CAJA DE AHORROS MUNICIPAL DE BURGOS

[illegible signature]                   [illegible signature]

-------------------------------         -------------------------------
LICO LEASING, S.A. E.F.C.               CAJA DE AHORROS DEL MEDITERRANEO

                                        [illegible signature]
                                        [illegible signature]
[illegible signature]                   [illegible signature]

--------------------------------        -------------------------------
MONTES DE PIEDAD AND CAJAS DE           CAJA DE AHORROS DE SANTANDER y CANTABRIA
AHORROS DE RONDA,CADIZ, ALMERIA,
MALAGA y ANTEQUERA

[illegible signature]
[illegible signature]                   [illegible signature]

-------------------------------         -------------------------------
BANCO GALLEGO, S.A.                     CAJA DE AHORROS PROVINCIAL SAN FERNANDO
                                        DE SEVILLA y JEREZ

Amendment Teekay Gas III Loan

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

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      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

GENERAL INTERVENTION

      WITH MY INTERVENTION, I WITNESS, the identity, capacity and authenticity of the signatures of the intervening parties listed below, and their agreement to and approval of the content of the present Policy, as drafted herein, which is set forth in thirteen pages, and the 6 pages on which this intervention is extended, all of them sealed and initialled by me, executed in 19 counterparts and to one sole effect, one of which shall remain in my files. I hereby evidence that representation of:

      "NAVIERA TEEKAY GAS III, S.A.", is held by MR. PEDRO-MANUEL SOLANA MARTINEZ, of legal age, holding Personal Identification Document (D.N.I.) number 25943811-H, as Attorney, with a special power of attorney as evidenced by the public deed granted before the Notary Public of Madrid Mr. Juan Carlos Caballeria Gomez, on March 11, 2005, holding number 992 of his official files.

      "TEEKAY SHIPPING SPAIN, S.A." is held by MR. PEDRO-MANUEL SOLANA MARTINEZ, of legal age, holding Personal Identification Document (D.N.I.) number 25943811-H, as Attorney, with a special power of attorney as evidenced by the public deed granted before the Notary Public of Madrid Mr. Juan Carlos Caballeria Gomez, on March 11, 2005, holding number 984 of his official files.

      "CAIXA DE AFORROS DE VIGO, OURENSE E PONTEVEDRA (CAIXANOVA)" is held by MR. PABLO-FRANCISCO HERRERO MARTINEZ, of legal age, holding Personal Identification Document (D.N.I.) number 1084898-B, as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Vigo Mr. Jose Pedro Riol Lopez, on June 2, 2003, holding number 1696 of his official files, registered with the Pontevendra Commercial Registry, volume 2404, book 2404, sheet 108, page PO-4111, 310th entry. He complements his powers for the present act with a certification issued by Mr. Angel Lopez-Corona Davila, Assitant General Manager, and Manager of the Financial Division, dated March 14, 2005, with the signature thereof duly authenticated by Mr. Jose Pedro Riol Lopez, Notary Public of Vigo.

      "CAIXA D'ESTALVIS I PENSIONS DE BARCELONA (LA CAIXA)" is held by MS. ANA MARIA PEREZ FERNANDEZ, of legal age, holding Personal Identification Document (D.N.I.) number 393979-N, as Attorney, with a joint power of attorney which she assures me is currently still in force, granted before the Notary Public of Barcelona Mr. Tomas Gimenez Duart, on October 26, 2000, holding number 5942 of his official files, registered with the Barcelona Commercial Registry, volume 20,400, sheet 128, page B-5614, 818th entry, and MR. JOSE MARIA TORIBIO GONZALEZ, of legal age, holding Personal Identification Document (D.N.I.) number 2898132-V, as Attorney, with a joint power of attorney which he assures me is currently still in force, granted before the Notary Public of Barcelona Mr. Tomas Gimenez Duart, on November 29, 2004, holding number 5800 of his official files, registered with the Barcelona Commercial Registry, volume 36,591, sheet 137, page B-5614, 1,189th entry. They complements their powers for the present act with a certification issued by Mr. Jose Ramon Montserrat Miro, Secretary of the Permanent Credit Committee of Caja de Ahorros y Pensiones de Barcelona, dated March 14, 2005, with the signature thereof duly authenticated by Mr. Gerardo Munoz de Dios, Notary Public of the Honourable College of Madrid.

                              [Illegible signature]
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      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

      "CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID (CAJA MADRID)" is held by MR. CESAR DIEZ DE TERAN LOPEZ, of legal age, holding Personal Identification Document (D.N.I.) number 51382373-M, as Attorney, with a joint power of attorney which he assures me is currently still in force granted before the Notary Public of Madrid Mr. Gerardo Munoz de Dios, on November 15, 1999, holding number 6753 of his official files, registered with the Madrid Commercial Registry Page M-52454, 482nd entry, and MS. ANA ESTHER HERNANDO LOPEZ, of legal age, holding Personal Identification Document (D.N.I.) number 50439420-Y, as Attorney, with a joint power of attorney which she assures me is currently still in force, granted before the Notary Public of Madrid Mr. Gerardo Munoz de Dios, on February 27, 2002, holding number 1124 of his official files, registered with the Madrid Commercial Registry Page M-52454, 571st entry.

      "CAIXA D'ESTALVIS DE CATALUNYA" is held by MS. MARIA BELEN BORQUE SAN MARTIN, of legal age, holding Personal Identification Document (D.N.I.) number 824654-N, as Attorney, with a power of attorney which she assures me is currently still in force, granted before the Notary Public of Barcelona Mr. Jose Marqueno de Llano, on September 30, 2002, holding number 2390 of his official files, registered with the Barcelona Commercial Registry, page B-47741, 480th entry. She complements her powers for the present act with a certification issued by Mr. Josep Maria Alentorn I Torras, Assitant General Manager of Caixa d'Estalvis de Catalunya, dated March 14, 2005, with the signature thereof duly authenticated by Mr. Jose Marqueno de Llano, Notary Public of Barcelona, on March 15, 2005.

      "CAJA DE AHORROS DE CASTILLA LA MANCHA" is held, as Joint Attorneys, by MR. IGNACIO GONZALEZ ASCARZA, of legal age, holding Personal Identification Document (D.N.I.) number 3858886-S as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Cuenca Mr. Carlos de la Haza Guijarro, on May 7, 2003, holding number 836 of his official files, registered with the Cuenca Commercial Registry, where it caused the 278TH ENTRY, volume 381, sheet 49, page CU-690, and MS. MARIA ROSARIO RINCON MERA, of legal age, holding Personal Identification Document (D.N.I.) number 5654643-R as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Cuenca Mr. Carlos de la Haza Guijarro, on May 9, 2002, holding number 1127 of his official files, registered with the Cuenca Commercial Registry, where it caused the 239TH ENTRY, volume 342, sheet 108, page CU-690.

      "CAJA DE AHORROS Y MONTE DE PIEDAD DE AVILA" is held by MR. ANDRES PEREZ MARTIN, of legal age, holding Personal Identification Document (D.N.I.) number 6513273-H as Attorney, with a power of attorney which he assures me is currently still in force, granted in Avila on September 27, 1988, before the Notary Public Mr. Jose Maria Martinez de Artoloa e Idoy, holding number 1320 of his official files, which caused in the Avila Commercial Registry, the 17th entry in the corporate page.

      "CAJA DE AHORROS DE MURCIA" is held by MR. ALFONSO ESTRADA
FERNANDEZ-HONTORIA, of legal age, holding Personal Identification Document (D.N.I.) number 50829764-V as Verbal Attorney, with a power of attorney which he assures me

Amendment Teekay Gas III Loan

                              [Illegible signature]

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      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

is currently still in force, granted before the Notary Public of Murcia Mr. Carlos Penafiel del Rio, on November 24, 2003, holding number 5751 of his official files. A copy thereof is registered with the Commercial Registry.

      "CAJA DE AHORROS MUNICIPAL DE BURGOS" is held by MS. MARIA RODA NEVE, of legal age, holding Personal Identification Document (D.N.I.) number 2894705-V as Attorney, with a power of attorney which she assures me is currently still in force, granted before the Notary Public of Burgos Mr. Jose Luis Herrero Ortega, on April 14, 2004, holding number 803 of his official files, registered with the Burgos Commercial Registry, page BU-1669, 237th entry.

      "CAJA DE AHORROS DEL MEDITERRANEO" is held by MS. MARIA ALFONSO NICOLAS, of legal age, holding Personal Identification Document (D.N.I.) number 25137781-T as Attorney, with a power of attorney which she assures me is currently still in force, granted before the Notary Public of Alicante Mr. Francisco Benitez Ortiz, on February 20, 2003, holding number 796 of his official files, registered with the Alicante Commercial Registry, page A-9358, 455th entry.

      "MONTES DE PIEDAD Y CAJAS DE AHORROS DE RONDA, CADIZ, ALMERIA, MALAGA Y ANTEQUERA (UNICAJA)" is held by MR. DAVID IGLESIAS RICO, of legal age, holding Personal Identification Document (D.N.I.) number 52189891-Q as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Malaga Mr. Jose Manuel de Torres Montes, on December 5, 1996, holding number 5080 of his official files, registered with the Malaga Commercial Registry, volume 1137, book 50, sheet 130, page MA-2447, 146th entry. He complements his powers for the present act with a certification issued by Mr. Antonio Lopez Lopez, Manager of the Financial Division, and Mr. Pedro Costa Samaniego, Manager of Network Division, dated March 14, 2005, with the signature thereof duly authenticated by Mr. Miguel Prieto Fenech, Notary Public of Malaga.

      "INSTITUTO DE CREDITO OFICIAL (ICO)" is held by MR. JOSE IGNACIO GONZALEZ MARTINEZ, of legal age, holding Personal Identification Document (D.N.I.) number 30581641-J as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Madrid Mr. Pedro-Jose Bartolome Fuentes, on February 14, 2003, holding number 565 of his official files. A copy thereof is registered with the Commercial Registry.

      "CAJA DE AHORROS DE SANTANDER Y CANTABRIA" is held by MS. MARTA GONZALEZ GONZALEZ, of legal age, holding Personal Identification Document (D.N.I.) number 2636301-H and MS. MARIA CRISTINA BLANCO MARTINEZ, of legal age, holding Personal Identification Document (D.N.I.) number 13722807-H, as Attorneys, with powers of attorney which they assure me are currently still in force, granted before the Notary Public of Santander Mr. Javier Asin Zurita, on July 17, 2002, holding number 1781 of his official files, registered with the Santander Commercial Registry, page S-2561, 81st entry.

      "BANCO GALLEGO, S.A." is held by MR. RAFAEL ORTEGA JODRA, of legal age, holding Personal Identification Document (D.N.I.) number 1921712-Q as Attorney, with

Amendment Teekay Gas III Loan

                              [Illegible signature]

                                SWORN TRANSLATION

      [Stamp: LUIS RAMALLO GARCIA; NOTARY PUBLIC MADRID; NIHIL PRIUS FIDE]

a power of attorney which he assures me is currently still in force, granted before the Notary Public of La Coruna Mr. Manuel Martinez Rebullido, on September 17, 2004, holding number 1889 of his official files, registered with the La Coruna Commercial Registry, page C-22011, 376th entry, and MR. ANGEL LUIS SALCEDO ROMERO, of legal age, holding Personal Identification Document (D.N.I.) number 8993701-B as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of La Coruna Mr. Manuel Martinez Rebullido, on September 17, 2004, holding number 1942 of his official files, registered with the La Coruna Commercial Registry, page C-22011, 397th entry.

      "CAJA DE AHORROS PROVINCIAL SAN FERNANDO DE SEVILLA Y JEREZ" is held by MR. JUAN FRANCISCO JIMENEZ JIMENEZ, of legal age, holding Personal Identification Document (D.N.I.) number 50812038-R as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Sevilla Mr. Antonio Ojeda Escobar, on June 6, 2003, holding number 2416 of his official files, registered with the Seville Commercial Registry, volume 3314 General Companies Volume, sheet 16, page number SE-6747, 95th entry.

      "MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ" is held by MR. JUAN JOSE MARTINEZ PLAZA, of legal age, holding Personal Identification Document (D.N.I.) number 50797945-F, as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Badajoz Mr. Luis Pla Rubio, on January 7, 2003, holding number 26 of his official files, registered with the Badajoz Commercial Registry, sheet 101 volume 36, page number BA-1853, 397th entry. He complements his powers for the present act with a certification issued by Mr. Jose Antonio Marcos Blanco, General Manager of the Entity, dated March 10, 2005, of whose position I am certain.

      "LICO LEASING, S.A. E.F.C" is held by MR. CARLOS CASTRO LOPEZ, of legal age, holding Personal Identification Document (D.N.I.) number 50811606-Y as Attorney, with a power of attorney which he assures me is currently still in force, granted before the Notary Public of Madrid Mr. Francisco-Jose de Lucas y Cadenas, on January 31, 2001, holding number 210 of his official files. A copy thereof is registered with the Commercial Registry.

      In Madrid, March sixteenth two thousand and five.

                                THE NOTARY PUBLIC

Amendment Teekay Gas III Loan

                              [Illegible signature]

                                SWORN TRANSLATION

DNA. SOFIA DE RAMON-LACA CLAUSEN, INTERPRETE JURADO DE INGLES, CERTIFICO QUE LA QUE ANTECEDE ES LA TRADUCCION FIEL Y COMPLETA DEL ESPANOL AL INGLES, EN DIECIOCHO (18) PAGINAS ESCRITAS SOLAMENTE POR EL ANVERSO, SIENDO ESTA LA DECIMONOVENA, DEL DOCUMENTO EN ESPANOL, CONSISTENTE EN UNA POLIZA INTERVENIDA POR EL NOTARIO DON LUIS RAMALLO GARCIA DE NOVACION MODIFICATIVA NO EXTINTIVA DE CONTRATO DE FECHA 16 DE MARZO DE 2005.

                                                      MADRID, 3 DE ABRIL DE 2005

I, MS. SOFIA DE RAMON-LACA CLAUSEN, SWORN TRANSLATOR INTO THE ENGLISH LANGUAGE, DO HEREBY CERTIFY THAT THE FOREGOING IS THE TRUE AND COMPLETE TRANSLATION FROM SPANISH INTO ENGLISH, ON EIGHTEEN (18) PAGES WRITTEN ON ONE SIDE ONLY, THIS BEING THE NINETEENTH PAGE, OF THE DOCUMENT DRAFTED IN SPANISH, CONSISTING OF A COMMERCIAL POLICY INTERVENED BY THE NOTARY PUBLIC MR. LUIS RAMALLO GARCIA, DATED MARCH 16, 2005.

                                                           MADRID, APRIL 3, 2005